                    AMENDED AND RESTATED THRIFT SAVINGS PLAN














                                 EXHIBIT 10.40

                                                                   EXHIBIT 10.40

                           PRINCIPAL FINANCIAL GROUP
                                    PROTOTYPE
                                FOR SAVINGS PLANS


                      THIS IS A 401(k) PROFIT SHARING PLAN.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               ADOPTION AGREEMENT
                                   NONSTANDARD


                            IRS SERIAL NO. K305394A

                        ADOPTION AGREEMENT PLAN NO. 001
                       TO BE USED WITH BASIC PLAN NO. 02

                            APPROVED: AUGUST 7, 2001
                                      103




                                     [PRINCIPAL FINANCIAL GROUP LOGO]
                                     PRINCIPAL LIFE INSURANCE
                                     COMPANY
                                     DES MOINES, IA 50392-0001

 INTERNAL REVENUE SERVICE                      DEPARTMENT OF THE TREASURY

Plan Description: Prototype
Non-standardized
Profit Sharing Plan with CODA

FFN:50307440002-001 Case: 200000174            Washington, DC 20224
EIN:42-0127290
Letter Serial No: K305394a

                                               CONTACT PERSON: Ms. Arrington
                                                               50-00197
      PRINCIPAL LIFE INSURANCE CO
                                               TELEPHONE NUMBER: (202) 283-0811
      7710 9th STREET
                                               In Reference to: T:EP:RA:T2
      DES MOINES, IA 50309

                                               Date: 08-07-2001

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determination in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.B. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub.
L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401(a)(26), 401(1), 410(b) and
414(s). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16) if an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefits plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

PRINCIPAL LIFE INSURANCE CO
FFN: 50307440002-001
Page 2


Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under section 401(a)(4) and the requirements of sections 401 (k) and 401 (m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

An employee that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined plan limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determination on Form 5307, Application for Determination for Adopters of Master of Prototype or Volume Submitter Plans.

If you, the master or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                                Sincerely yours,

                                Paul T. Shultz

                                Director
                                Employee Plans Rulinqs & Aqreements

                                TABLE OF CONTENTS


A.  ADOPTION AGREEMENT                                                    1
B.  EMPLOYER                                                              1
C.  PLAN NAME                                                             1

D.  EFFECTIVE DATE                                                        1
E.  YEARLY DATE                                                           2
F.  FISCAL YEAR                                                           2

G.  NAMED FIDUCIARY                                                       2
H.  PLAN ADMINISTRATOR                                                    2
I.  PREDECESSOR EMPLOYER AND PRIOR EMPLOYER                               3

J.  ELIGIBLE EMPLOYEE                                                     4
K.  HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS                       6
L.  ENTRY REQUIREMENTS                                                    7

M.  ENTRY DATE                                                            9
N.  PAY                                                                   10
O.  ELECTIVE DEFERRAL CONTRIBUTIONS                                       11

P.  MATCHING CONTRIBUTIONS                                                16
Q.  OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES                          19
R.  NET PROFITS AND CONTRIBUTION REQUIREMENTS                             25

S.  CONTRIBUTION MODIFICATIONS                                            26
T.  VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS                    29
U.  INVESTMENTS                                                           29

V.  VESTING PERCENTAGE                                                    32
W.  VESTING SERVICE                                                       34
X.  EQUIVALENCIES                                                         35

Y.  WITHDRAWAL BENEFITS                                                   36
Z.  RETIREMENT AND THE START OF BENEFITS                                  37
AA. FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS                         40

AB. ADOPTING EMPLOYERS                                                    41

PRINCIPAL FINANCIAL GROUP PROTOTYPE FOR SAVINGS PLANS

ADOPTION AGREEMENT - NONSTANDARDIZED FORM


(Use black ink to complete the Adoption Agreement.)


A. This ADOPTION AGREEMENT together with the PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN constitutes (Select (1), (2), or (3).)


   1) [ ] a new plan.


   2) [X] a restatement of an existing plan (and trust). Such existing plan was qualifiable under 401(a) of the Internal Revenue Code. The provisions of this restatement are effective on January 1, 1997. This is the RESTATEMENT DATE. (Select if not currently on this Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)


   3) [ ] Amendment No. ______ to the Plan. It replaces all prior amendments to the Plan and the first Adoption Agreement. The provisions of this amendment are effective on ____, _____. (Select if currently on this Plan No. 001, Basic Plan No. 02 with the approval date shown on the cover page.)


B. The terms we, us, and our, as they are used in this Plan, refer to the EMPLOYER.

   We, Wilmington Trust Company are the Employer. (Fill in exact legal name.)

C. The PLAN NAME is Wilmington Trust Thrift Savings Plan.
   (For example: ABC, Inc. 401(k) Savings Plan.)

D. The Plan's original effective date is January 1, 1985. This is the EFFECTIVE DATE.



                                                   Group Annuity No. GA  4-47951

E. The YEARLY DATE is the first day of each Plan Year. (Fill in the Effective Date. If this is not a new plan and the Yearly Date has changed more than once, fill in any Yearly Date that is not later than the Restatement Date or amendment effective date.)

   The Yearly Date is January 1, 1985 and (Select one.)

   1) [X] the same day of each following year.

   2) [ ] each following ______. (The first Plan Year is short.)

   3) [ ] (a) each following _____ through

      (b) _____, ______ and

      (c) each following ___. (A later Plan Year is short.

   Complete (a) using the same month and day as in Yearly Date above, (b) using the same month and day as in (a) and the calendar year in which the short Plan Year begins, and (c) using the first day of the new Plan Year.)

   If the first date in Item E is after the Effective Date, Yearly Dates before the first date in Item E above shall be determined under the provisions of the (Prior) Plan before that date.


F. The FISCAL YEAR is our taxable year and ends on December 31.
   (Month and day.)



G. We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

   1) [ ] _____
      is the Named Fiduciary. (Principal Life Insurance Company cannot be named.)



H. We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

   1) [X] Benefits Administration Committee of Wilmington Trust Company is the Plan Administrator. (Principal Life Insurance Company cannot be named.)

      If (1) is selected, complete the address, phone number, and tax filing number of the Plan Administrator.

      Address 1100 North Market Street
              Wilmington, DE 19801-0001


      Phone No. 302-651-1129 Tax Filing No 550055023



                                                   Group Annuity No. GA  4-47951

I. PREDECESSOR EMPLOYER AND PRIOR EMPLOYER.

   1) A PREDECESSOR EMPLOYER is a firm of which we were once a part (e.g., due to a spinoff or a change of corporate status) or a firm absorbed by us because of a merger or acquisition (stock or asset, including a division or an operation of such company). No selections are needed for a Predecessor Employer which maintained this Plan since the Employer is defined as including such Predecessor Employer, and service with the Employer would therefore include service with such Predecessor Employer.

         a) [X] (Select if you wish to count service or pay with a Predecessor Employer which did not maintain this Plan.) A Predecessor Employer which did not maintain this Plan is deemed to be the Employer for purposes of determining: (Select at least one.)

            i)   [ ] Entry Service

            NOTE: The Entry Date for an employee of such Predecessor Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

            ii)  [X] Vesting Service

            iii) [ ] Hours of Service required to be eligible for an Employer
                     Contribution

            iv)  [ ] Pay


         b) [ ] (Select if service must be continuous.) Service with or pay from such Predecessor Employer shall be counted only if service continued without interruption.


         c) [ ] (Select if Self-employed Individual's service and pay is to be counted.) Service with or pay from such Predecessor Employer shall include service or pay while a sole proprietor or partner.


         d) [X] (Select if not counted for all such Predecessor Employers.) Service with or pay from such Predecessor Employer shall be counted only as to a Predecessor Employer which (Select (i), (ii), or both.)

            i)  [ ] maintained a qualified pension or profit sharing plan (or)

            ii) [X] is named below: (Exact legal name(s).)

                Balentine Holdings, Inc.


                                                   Group Annuity No. GA  4-47951

 2) A PRIOR EMPLOYER is an Employee's last employer immediately prior to us which is not a Predecessor Employer or a Controlled Group member, but for which service credit is granted under the Plan. Service with such Prior Employer shall be counted only if service continued without interruption.


      a) [ ] (Select if you wish to count service with a Prior Employer.) The following are Prior Employers for which service credit is granted under the Plan: (Exact legal name(s).)

         ------



      b) Service with such Prior Employer shall be counted for purposes of determining: (If (a) above is selected, select (i), (ii), or both.)

         i)  [ ] Entry Service

         NOTE: The Entry Date for an employee of such Prior Employer shall be the earliest Entry Date on or after he has both met the entry requirements and is an Eligible Employee.

         ii) [ ] Vesting Service



J. An ELIGIBLE EMPLOYEE is (Select (1) or (2).)


      1) [ ] an Employee of ours or of an Adopting Employer (See Item AB.).


      2) [X] an Employee of ours or of an Adopting Employer (See Item AB.), provided the Employee meets the requirement(s) selected below. (Select requirement(s) in (a)-(e) that apply. Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.)

         a) [X] Employed in the following employment classification: (Select at least one.)

            i)   [X] Paid on a salaried basis

            ii)  [ ] Paid on a commission basis

            iii) [X] Paid on an hourly basis


                                                   Group Annuity No. GA  4-47951

            iv) [ ] Represented for collective bargaining purposes by (Select A or B.)

                 A. [ ] any bargaining unit

                 B. [ ] specific bargaining unit named below:

                    -----


            v) [X] Not represented for collective bargaining purposes by (Select A or B.)

                 A. [X] any collective bargaining agreement between us and
                    employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in section 1.410(b)-9 of the regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of ours. (This exclusion does not affect coverage testing.)

                 B. [ ] a specific bargaining unit named below:

                    ------
                    (This exclusion does not affect coverage testing if requirements in (a)(v)A above are met.)


            vi) [X] Not a nonresident alien, within the meaning of Code Section 7701(b)(1)(B), who receives no earned income, within the meaning of Code Section 911(d)(2), from us which constitutes income from sources within the United States, within the meaning of Code Section 861(a)(3), or who receives such earned income but it is all exempt from income tax in the United States under the terms of an income tax convention. (This exclusion does not affect coverage testing.)


            vii) [X] Not a Leased Employee.


            viii) [ ] Not an Employee who became an Employee as the result of a
                  Code Section 410(b)(6)(C) transaction. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A Code Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business. (This exclusion does not affect coverage testing.)


                                                   Group Annuity No. GA  4-47951

            ix) [ ] Not an Employee considered by us to be an independent contractor, or the employee of an independent contractor, who is later determined by the Internal Revenue Service to be an Employee.


         b) If more than one employment classification is selected in (a) above, the Employee must meet (Select (i) or (ii).)

            i)   [ ] all of the employment classifications selected.

            ii)  [X] any one of the employment classifications selected.

         c) Not covered under any other qualified (Select (i), (ii), or both.)

            i)   [ ] profit sharing plan (or)

            ii)  [ ] pension plan

            to which we contribute.


         d) [X] Employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be included.)

            Salary Roll and Scheduled Wage Roll

         e) [ ] Not employed at the following location(s) or division(s) or in the following position(s) or classification(s): (List those to be excluded. Cannot impose a service-based exclusion such as part-time employees.)


K. HIGHLY COMPENSATED EMPLOYEE AND TESTING METHODS.

   1) HIGHLY COMPENSATED EMPLOYEE. The definition of Highly Compensated Employee in Plan Section 1.02 is modified below. (Select any that apply.)

         a) [ ] TOP-PAID GROUP ELECTION. (Select if you wish to limit the number of Highly Compensated Employees based on compensation to the top-paid group.) In determining who is a Highly Compensated Employee, we make a top-paid group election. The effect of this election is that an Employee (who is not a 5-percent owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.


                                                   Group Annuity No. GA  4-47951

         b) [ ] CALENDAR YEAR DATA ELECTION. (Select if you wish to change the look-back year for compensation determination. This election has no effect if the Plan Year begins on January 1.) In determining who is a Highly Compensated Employee (other than as a 5-percent owner), we make a calendar year data election. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

         NOTE: These elections must apply consistently to the determination years of all plans of yours except as provided in the definition of Highly Compensated Employee in Plan Section 1.02.


      2) TESTING METHODS. This Plan shall use the prior year testing method for purposes of the ADP and ACP Tests, unless otherwise specified in (a) below.

         a) [ ] (Must be selected if 401(k) Safe Harbor Plan.) This Plan shall use the current year testing method for purposes of the ADP and ACP Tests.

            NOTE: The Plan cannot change from the current year testing method to the prior year testing method for a Plan Year unless (i) the Plan has been using the current year testing method for the preceding five Plan Years or, if less, the number of Plan Years the Plan has been in existence or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.


         b) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Elective Deferral Contributions, the prior year's Nonhighly Compensated Employees' ADP, as defined in Plan Section 3.07, shall be three percent, unless otherwise specified in (i) below.

            i) [ ] (Cannot be used with (a) above.) The Plan Year's ADP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ADP.


         c) If this is not a successor plan and the Plan is using the prior year testing method, for the first Plan Year this Plan permits any Member to make Voluntary Contributions, provides for Matching Contributions, or both, the prior year's Nonhighly Compensated Employees' ACP, as defined in Plan Section 3.07, shall be three percent, unless otherwise specified in (i) below.

            i) [ ] (Cannot be used with (a) above.) The Plan Year's ACP, as defined in Plan Section 3.07, shall be used for the Nonhighly Compensated Employees' ACP.


L. ENTRY REQUIREMENTS.

   1) SERVICE REQUIRED to become an Active Member: (Select (a) or (b).)

      a) [X] Service is not required.

      b) [ ] Service requirement is (Select (i), (ii), or (iii). Up to one year may be used, 6 months if Entry Date is Yearly Date.)


                                                   Group Annuity No. GA  4-47951

         i)   [ ] one year.

         ii) [ ] ____ months. (Up to 12. Only available if (2)(a) below is selected.)

         iii) [ ] ____ days. (Up to 120. Only available if (2)(a) below is selected.)


   2) ENTRY SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (a) or (b) if service is required for entry.)

      a) [ ] ELAPSED TIME METHOD. Entry Service is the total of an Employee's Periods of Service without regard to Hours of Service.


      b) [ ] HOURS METHOD. A year of Entry Service is an Entry Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (i) below.

         i)   [ ] ____ (Up to 999.) Hours of Service.


         ii) CREDITING DATE. A year of Entry Service shall be credited at the end of the Entry Service Period, unless otherwise specified in A below.

              A. [ ] A year of Entry Service shall be credited when the Employee has reached the specified number of Hours of Service during the Entry Service Period.


         iii) ENTRY SERVICE PERIOD is the consecutive 12-month period beginning on an Employee's Hire Date and the consecutive 12-month period ending on the last day of each following Plan Year, unless otherwise specified in A below. Following Plan Years shall include all Plan Years that begin after his Hire Date. (See Plan Section
              1.02 for the crediting of Entry Service during the first two periods.)

              A. [ ] An Entry Service Period is the consecutive 12-month period beginning on an Employee's Hire Date and each following consecutive 12-month period beginning on an anniversary of that Hire Date.


         iv) An ENTRY BREAK, when the hours method is used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A below.

              A. [ ] or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Entry Service.)

   3) AGE REQUIRED to become an Active Member: (Select (a) or (b).)

      a) [X] A minimum age is not required.


                                                   Group Annuity No. GA  4-47951

      b) [ ] An Employee must be _____ or older. (Not over age 21, 20 1/2 if Entry Date is Yearly Date.)


   4) [ ] DUAL ELIGIBILITY. (Only available if (1)(b) or (3)(b) above is selected. Cannot be used with Item O(8) or (9).) The service and age requirements selected in (1)(b) and (3)(b) above shall not apply for purposes of Elective Deferral Contributions. For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest Entry Date selected in Item M on which he is an Eligible Employee, unless otherwise specified in (a) below.

      a) [ ] IMMEDIATE ENTRY FOR ELECTIVE DEFERRALS. (Cannot be used with Item M(5) or O(7).) For purposes of Elective Deferral Contributions, an Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date on which he is an Eligible Employee. This date is the Member's Entry Date.

      NOTE: The earliest Entry Date shall be used to determine if a Member is an Active Member for purposes of any minimum contribution under Plan Section 11.04.


   5) [ ] WAIVING ENTRY REQUIREMENTS. The requirements selected below shall be waived on ____, _____. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements. (Select (a), (b), or both.)

      a) [ ] Service requirement

      b) [ ] Age requirement

      NOTE: This waiver applies only (i) to the primary Employer in Item B and
      (ii) on the date you fill in. Must be the Effective Date or later. See Item AB for the waiver of entry requirements for an Adopting Employer.


M. ENTRY DATE. An Eligible Employee shall enter the Plan as an Active Member on the earliest (Select one.)

   1) [ ] Monthly Date

   2) [ ] Semi-yearly Date

   3) [X] Quarterly Date

   4) [ ] Yearly Date (If selected, age and service required in Item L cannot be over 20 1/2 or more than 6 months, respectively.)

   5) [ ] date



                                                   Group Annuity No. GA  4-47951
   on or after the date on which he meets all the entry requirements. This date is his ENTRY DATE.

N. PAY.

   NOTE: Pay is used for ADP and ACP Tests and for contribution determinations other than for top-heavy minimum contributions and 401(k) SIMPLE Plan contributions. Compensation, as defined in Plan Section 3.09, is used for 401(k) SIMPLE Plan contributions.

   1) Pay is the same as Compensation defined in Item S, subject to any modifications set forth in this Item N.

      For years beginning before January 1, 1998, Compensation, as defined in Item S, does not include elective contributions, but Pay shall. For this purpose, elective contributions are amounts excludible from the gross income of the Employee under Code Sections 402(e)(3), 402(h)(1)(B), 125, or 403(b), and contributed by us, at the Employee's election, to a Code
      Section 401(k) arrangement, a simplified employee pension, cafeteria plan, or tax-sheltered annuity. Elective contributions also include amounts deferred under a Code Section 457 plan maintained by us and employee contributions "picked up" by a governmental entity and, pursuant to Code
      Section 414(h)(2), treated as our contributions.


   2) SAFE HARBOR FRINGE BENEFIT EXCLUSION. For the purpose of calculating Elective Deferral Contributions and Matching Contributions only, Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits, unless otherwise specified in (a) below.

      a) [X] (Exclude fringe benefits for all purposes.) Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits.


   3) ANNUAL PAY for a Plan Year is an Employee's Pay for the Pay Year ending with or within the consecutive 12-month period ending on the last day of the Plan Year. (Annual Pay is used for calculating annual contributions and annual allocations of Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions. Annual Pay is not used for the Qualified Nonelective Contributions used to satisfy the ADP Test Safe Harbor described in Item O(8).)

      The PAY YEAR is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

      a) [ ] The Pay Year is the consecutive 12-month period ending on each ____. (Month and day.) For an Employee whose date of hire is less than 12 months before the end of the consecutive 12-month period designated, Pay shall be


                                                   Group Annuity No. GA  4-47951
         determined over the consecutive 12-month period ending on the last day of the Plan Year.

      ANNUAL PAY MODIFICATIONS: (Select any that apply.)

      b) [ ] Annual Pay shall not include Pay over $______.

      c) [X] (Cannot use with (a) above.) Annual Pay shall only include Pay received while an Active Member.

         NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.


      4) [X] Pay for purposes of determining the allocation or amount of:
         (Select at least one.)

         a) [X] (Cannot use if 401(k) Safe Harbor Plan.) Elective Deferral Contributions and Matching Contributions (Exclusions for Matching Contributions only is not permitted.)

         b) [ ] Qualified Nonelective Contributions (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions, Item O(8)(b)(ii) or (c).)

         c) [ ] Additional Contributions

         d) [ ] Discretionary Contributions (Exclusions are not permitted if integrated allocation formula is used.)

         excludes: (Select at least one.)

         e) [ ] bonuses

         f) [ ] commissions

         g) [ ] overtime

         h) [X] other special pay (Specify type of pay.) Special bonuses, shift differential, and imputed compensation

         NOTE: Exclusions for purposes of any contributions other than Elective Deferral Contributions and Matching Contributions will require Code
         Section 474(s) nondiscrimination testing.

      5) [ ] For purposes of the ADP and ACP Tests, Pay shall be limited to Pay received while an Eligible Member, as defined in Plan Section 3.07.


O. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The Member shall modify or terminate the elective deferral agreement by filing a new elective deferral agreement. The elective


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   deferral agreement may not be made retroactively and shall remain in effect until modified or terminated.

   BEGINNING OF FIRST PAY PERIOD. The elective deferral agreement to start or modify Elective Deferral Contributions shall be effective on the first day of the first pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs, unless otherwise specified in (1) or (2) below.

   1) [X] FOLLOWING PAY DATE. (Cannot be used with (7) below.) A Member's elective deferral agreement shall become effective on the first day that pay is paid or made available following the date on which the Member's Entry Date, (Reentry Date, if applicable) or any following change date occurs.

   2) [ ] BEGINNING OF SECOND PAY PERIOD. A Member's elective deferral agreement shall become effective on the first day of the second pay period following the pay period in which the Member's Entry Date (Reentry Date, if applicable) or any following change date occurs. (Consider using this option if the Plan requires automatic deferrals.)

   The elective deferral agreement to start or modify Elective Deferral Contributions must be entered into on or before the date it is effective.

   The elective deferral agreement to stop Elective Deferral Contributions may be entered into on any date. If O(1) is not selected above, such elective deferral agreement shall be effective on the first day of the first pay period following the pay period in which the elective deferral agreement is entered into. If O(1) is selected above, such elective deferral agreement shall be effective on the first day that pay is paid or made available after the elective deferral agreement is entered into.

   3) The change date shall be each Semi-yearly Date, unless otherwise specified in (a), (b), (c), or (d) below. (Select one, if applicable.)

      a) [ ] Monthly Date.

      b) [X] Quarterly Date.

      c) [ ] Yearly Date.

      d) [ ] date.

   4) [ ] (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) ____% of Pay is the minimum Elective Deferral Contribution.

   5) [X] Elective Deferral Contributions must be a whole percentage of Pay.


   6) [X] (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) 15 % of Pay is the maximum Elective Deferral Contribution. (Consider using this option to limit Elective Deferral Contributions to avoid 415 excesses.)


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   7) [ ] AUTOMATIC DEFERRAL. (Cannot be used with Item M(5).) The Plan shall require an automatic Elective Deferral Contribution described in Plan
      Section 3.01. The automatic Elective Deferral Contribution shall be 4% of Pay, unless otherwise specified in (a) below. The Member may affirmatively elect a different percentage or elect not to make Elective Deferral Contributions. If the Member elects a different percentage, such percentage must comply with any limitations selected in (4), (5), or (6) above.

      a) [ ] ____ % (Up to 6%.) of Pay shall be the automatic Elective Deferral Contribution.

      b) The automatic Elective Deferral Contribution shall apply to Members only at the time they enter or reenter the Plan, unless otherwise specified in (i) below.

         i) [ ] The automatic Elective Deferral Contribution shall also apply to all Active Members as of the effective date of the amendment to the Plan adding this provision who have not elected to make Elective Deferral Contributions of at least 4% (or the percentage in (a) above, if applicable).

   8) [ ] 401(k) SAFE HARBOR. We elect to have the 401(k) safe harbor provisions described in Plan Section 3.08 apply. (Select (b) or (c). Select (d), if applicable.)

      a) The Plan will satisfy the ADP Test Safe Harbor only, unless otherwise specified in (i) below.

         i) [ ] The Plan will satisfy the ADP Test Safe Harbor and the ACP Test Safe Harbor. (Only available if (8)(b)(i) or Item P is selected and the ACP Test Safe Harbor limits on Matching Contributions are met.)

      b) [ ] CONTRIBUTIONS FOR ALL PLAN YEARS. (Any changes under this Item
         (8)(b), including electing to no longer have the provisions apply, must be effective at the beginning of the Plan Year, except as provided in
         (i)E below.) We elect to make the 401(k) safe harbor Contributions for all Plan Years. (Select (i) or (ii).)

         i) [ ] QUALIFIED MATCHING CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.) The amount of our Qualified Matching Contributions shall be equal to (Select A or B.)

            A. [ ] BASIC MATCHING FORMULA. 100% of Elective Deferral
               Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.

            B. [ ] ENHANCED MATCHING FORMULA. 100% of Elective Deferral
               Contributions which are not over 4% of Pay, unless otherwise specified in (1) or (2) below.

               1) [ ] STATED MATCH. (Complete (a) and (b). For example: 100% of
                  Elective Deferral Contributions which are not over 5% of Pay.)



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                  a) ____% of Elective Deferral Contributions which are not over

                  b) % of Pay.

                  NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 4%. For example, 100% x 5% = 5% or 150% x 3% = 4.5%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage not more than 6%.


               2) [ ] STATED TIERED MATCH. (Complete (a) through (d). For example: 100% of Elective Deferral Contributions which are not over 4% of Pay, plus 50% of Elective Deferral Contributions which are over 4% but are not over 6% of Pay.)

                  a) ____% of Elective Deferral Contributions which are not over

                  b) ____% of Pay, plus (First limit on Elective Deferral
                     Contributions.)

                  c) ____% (Must be less than (a).) of Elective Deferral
                     Contributions which are over the percentage of Pay specified in (b) but are not over

                  d) ____% (Must be more than (b).) of Pay. (Second limit on
                     Elective Deferral Contributions.)

                  NOTE: Must complete (a) using at least 100%. The product of the percentages in (a) and (b) must equal at least 3%. In addition, if the product of the percentages in (a) and (b) does not equal at least 4%, (c) must be completed using at least 50% and the product of the percentages in (c) and (d) when added to the product of the percentages in (a) and (b) must equal at least 4%. If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.

            C. CALCULATION PERIOD. Qualified Matching Contributions are
               calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Qualified Matching Contributions, not when contributed. Select
               (1), (2), (3), or (4).)

               1) [ ] PAY PERIOD. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the pay period.

               2) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Qualified
                  Matching Contributions shall be made for all persons who were Active Members at any time during the month.

               3) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER.
                  Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.


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               NOTE: If (1), (2), or (3) is selected, Qualified Matching
               Contributions must be contributed to the Plan by the last day of the following Plan-year Quarter.

               4) [ ]PLAN YEAR. Qualified Matching Contributions shall be made for all persons who were Active Members at any time during the Plan Year.

            D. [ ] Qualified Matching Contributions shall be made only for
               Nonhighly Compensated Employees.

            E. [ ] The 401(k) safe harbor election shall be revoked as of

               ____, ____. Such date cannot be earlier than the later of (i) 30 days after the date Active Members are given the supplemental notice described in Plan Section 3.08(e) and (ii) the date the amendment revoking such provisions is adopted. Qualified Matching Contributions shall be made for the period prior to the revocation.

         ii) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. The ADP Test Safe Harbor shall be satisfied using Qualified Nonelective Contributions. (These Contributions in excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

             The amount of our Qualified Nonelective Contributions shall be equal to ____% (Must be at least 3%.) of Pay for the Plan Year for persons who were Active Members at any time during the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)

             A. [ ] Pay shall only include Pay received while an Active Member.

             NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

             B. [ ] Qualified Nonelective Contributions shall be made only for
                Nonhighly Compensated Employees.


      c) [ ] CONTRIBUTIONS FOR PLAN YEARS IN WHICH THE PLAN IS AMENDED. We elect the option of amending the Plan to provide a Qualified Nonelective Contribution to satisfy the ADP Test Safe Harbor for a Plan Year.


      d) [ ] PLAN IS AMENDED. (Only available if (c) above is selected.) The Plan is amended to provide a Qualified Nonelective Contribution for the Plan Year beginning ____, ____. (These Contributions in excess of the amount needed to satisfy the ADP Test Safe Harbor may be used to satisfy the ACP Test, if applicable.)


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         These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan Section 5.04.)

         i) The amount of our Qualified Nonelective Contributions for such Plan Year shall be equal to ____% (Must be at least 3%.) of Pay for the Plan Year for persons who were Active Members at any time during the Plan Year, unless otherwise specified in A and B below. (The Pay used for these Contributions is not necessarily the same as Annual Pay defined in Item N. Select any that apply.)

            A. [ ] Pay shall only include Pay received while an Active Member.

            NOTE: Including only Pay received while an Active Member may result in additional Contributions needed to satisfy the top-heavy requirements, described in Plan Section 11.04, during any Plan Year in which this Plan is a Top-heavy Plan.

            B. [ ] Qualified Nonelective Contributions shall be made only for
               Nonhighly Compensated Employees.


   9) [ ] 401(k) SIMPLE. (Only available if the Plan uses a calendar year Plan Year, you are an Eligible Employer, as defined in Plan Section 3.09, and the exclusive plan requirement of (a)(1)(ii) of Plan Section 3.09 is met. Cannot use if 401(k) Safe Harbor Plan.) We elect to have the 401(k) SIMPLE provisions described in Plan

      Section 3.09 apply to the Plan effective ______, ________.

      An amendment to have 401(k) SIMPLE provisions no longer apply is effective the first January 1 following the date the amendment is adopted.

      NOTE: See Plan Section 3.09 for 401(k) SIMPLE provisions. If this is a new plan, the Effective Date (Item D) and the date in (9) above must be on or before October 1. Future Plan Years must begin on January 1. If this is a restatement (or amendment) adding this provision, the date in (9) above will be the same as the Restatement Date (or effective date of the amendment) which must be on a January 1 which is the first day of a Plan Year and future Plan Years must begin on a January 1. Such restatement (or amendment) must be adopted before the January 1 on which the provisions become effective. Elective Deferral Contributions and Rollover Contributions will be the only contributions reflected in the Adoption Agreement. Other Contributions shall only be permitted as specified in Plan Section 3.09. The Member may change the elective deferral agreement on any date. No selections can be made in (4), (5), or (6) above. Elective Deferral Contributions will be subject to the $6,000 (as adjusted) annual limit of Code Section 401(k)(11).


P. [X] MATCHING CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Matching Contributions.) Any percentage determined by us shall apply to all eligible persons for the entire Plan Year. (Select
   (1), (2), or (3).)

   1) [X] STATED MATCH. We shall make Matching Contributions. The percentage of


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


      Elective Deferral Contributions matched is 50%.


   2) [ ] STATED TIERED MATCH. We shall make Matching Contributions in an amount equal to (Complete (a) through (d). For example: 100% of Elective Deferral Contributions which are not over 3% of Pay, plus 50% of Elective Deferral Contributions which are over 3% but are not over 5% of Pay.)

      a) ____% of Elective Deferral Contributions which are not over

      b) ____% of Pay, plus (First limit on Elective Deferral Contributions.)

      c) ____% (Must be less than (a).) of Elective Deferral Contributions which are over the percentage of Pay specified in (b) but are not over

      d) ____% (Must be more than (b).) of Pay. (Second limit on Elective Deferral Contributions.)

      NOTE: If satisfying ACP Test Safe Harbor, must complete (b) with a percentage less than 6% and (d) with a percentage not more than 6%.


   3) [ ] DISCRETIONARY MATCH. (If selected and Plan is satisfying ACP Test Safe Harbor, (b) must be selected.) We may make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched, if any, shall be a percentage as determined by us. (Select any that apply.)

      a) [ ] We shall make a discretionary Matching Contribution. The percentage of Elective Deferral Contributions matched shall be at least ____%.


      b) [ ] If we make a discretionary Matching Contribution, the percentage of Elective Deferral Contributions matched shall not be more than ____%. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 100%.)


   4) [X] LIMIT ON ELECTIVE DEFERRALS MATCHED. (Must select if (1) or (3) above is used and satisfying ACP Test Safe Harbor. Cannot use with (2) above. Limit could help pass the ADP and ACP Tests for non-401(k) Safe Harbor Plans.) Elective Deferral Contributions which are over the percentage of Pay below won't be matched. (Select (a) or (b).)

      a) [X] 6% of Pay. (If satisfying ACP Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)

      b) [ ] A percentage determined by us. (Select any that apply. Must select
         (ii) if satisfying ACP Test Safe Harbor:)

         i) [ ] The percentage shall be at least ____%.



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         ii) [ ] The percentage shall not be more than ____%. (If satisfying ACP
             Test Safe Harbor, must complete with a percentage not more than 6% (not more than 4% if (3) above is selected).)


   5) CALCULATION PERIOD. Matching Contributions are calculated based on Elective Deferral Contributions and Pay for the period specified below. (Refers to calculation of the amount of Matching Contribution, not when contributed. Select (a), (b), (c), or (d).)

      a) [X] PAY PERIOD. Matching Contributions shall be made for all persons who were Active Members at any time during that pay period.

      b) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH MONTH. Matching Contributions shall be made for all persons who were Active Members at any time during the month.

      c) [ ] PAY PERIODS ENDING WITH OR WITHIN EACH PLAN-YEAR QUARTER. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan-year Quarter.

      d) [ ] PLAN YEAR. Matching Contributions shall be made for all persons who were Active Members at any time during the Plan Year, unless otherwise specified in (i) below.

         i) [ ] (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions shall be made for persons meeting the requirements in Item R.


   6) [ ] ADDITIONAL MATCH. (Only available if (1) or (3) above is selected. Cannot use if satisfying ACP Test Safe Harbor.) We may make additional Matching Contributions if the total Matching Contributions determined below are greater than the amount of Matching Contributions determined in
      (1) or (3) above for the Plan Year. Additional Matching Contributions, if any, shall be made for all persons who were Active Members at any time during the Plan Year, unless otherwise specified in (a) below.

      a) [ ] Additional Matching Contributions shall be made for persons meeting the requirements in Item R.

      NOTE: If Item R is not active at any time during the Plan Year, selecting
      (a) will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met, unless (5)(d)(i) above is also selected.

      Total Matching Contributions for the Plan Year shall be a percentage of Elective Deferral Contributions and shall be calculated based on Elective Deferral Contributions and Pay for the Plan Year. The percentage shall be determined by us. If (1) above is selected, the percentage determined must be equal to or greater than the percentage specified in (1). If (3) above is selected, the percentage determined must be equal to or greater than the percentage determined in (3).

      If (4) above is selected, Elective Deferral Contributions which are over a percentage of Pay won't be matched. The percentage is the percentage specified in (4)(a), determined in (4)(b), or a greater percentage as determined by us.


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      The amount of additional Matching Contributions, if any, shall be calculated by subtracting the Matching Contributions determined in (1) or
      (3) above for the Plan Year from total Matching Contributions for the Plan Year.

   7) [ ] Matching Contributions shall be made only for Nonhighly Compensated Employees.

   8) [ ] QUALIFIED MATCH. (Must be selected if Matching Contributions are to be tested in the ADP Test for a non-401(k) Safe Harbor Plan.) Matching Contributions are Qualified Matching Contributions. These Contributions are 100% vested and subject to the distribution restrictions of Code
      Section 401(k) when made. (See Plan Section 5.04.)

   9) [ ] DOLLAR LIMIT. (Cannot use if satisfying ACP Test Safe Harbor.) Matching Contributions for a person shall not be more than $____ for the Plan Year.

Q. OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES.
   NOTE: If more than one Employer Contribution is selected in this Item Q, the requirements to receive each Contribution selected should be the same. Providing different requirements will require testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met. For example, a Qualified Nonelective Contribution made to each person who is an Active Member on the last day of the pay period and a Discretionary Contribution allocated to each person who was an Active Member at any time during the Plan Year will require nondiscrimination testing. If the ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions, Item O(8)(b)(ii) or (c), the Additional Contributions and Discretionary Contributions selected under this item should be made for or allocated to each person who is an Active Member at any time during the Plan Year to avoid nondiscrimination testing.

   1) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. (Cannot select if ADP Test Safe Harbor is satisfied using Qualified Nonelective Contributions for all Plan Years, Item O(8)(b)(ii). If this is a 401(k) Safe Harbor Plan using Qualified Matching Contributions to satisfy the ADP Test Safe Harbor, these Contributions may be used to satisfy the ACP Test, if applicable. These Contributions may be tested in the ADP or ACP Test for a non-401(k) Safe Harbor Plan.) These Contributions are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Plan
      Section 5.04. Select at least one of (a), (b), (c), or (e). Only one of
      (a), (b), or (c) may be selected. Select (d), if applicable.)


      a) [ ] SET AMOUNT. (Only available if Item O(8)(c) is not selected.) We shall make Qualified Nonelective Contributions equal to the following:
         (Select (i) or (ii).)

         i)  [ ] PAY FORMULA. An amount equal to (Select one.)

             A. [ ] ____% of Pay for the pay period for each person who is an
                Active Member on the last day of that period.

             B. [ ] ____% of Annual Pay for the Plan Year for persons who meet the requirements in Item R.

             C. [ ] ____% of Annual Pay for the Plan Year for persons who were
                Active Members at any time during the Plan Year.


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         ii) SERVICE FORMULA. An amount equal to (Select one.)

             A. [ ] $____ for the pay period for each person who is an Active
                Member on the last day of that period.

             B. [ ] $____ for the Plan Year for persons who meet the
                requirements in Item R.

             C. [ ] $____ for the Plan Year for persons who were Active Members at any time during the Plan Year.


      b) [ ] DISCRETIONARY, PAY FORMULA. (Only available if Item O(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The amount allocated to each eligible person shall be equal to our Qualified Nonelective Contributions multiplied by the ratio of such person's Annual Pay for the Plan Year to the total Annual Pay of all such persons. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below.

         i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

         ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.


      c) [ ] DISCRETIONARY, SAME DOLLAR AMOUNT. (Only available if Item O(8)(c) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. The same dollar amount shall be allocated to each eligible person, subject to applicable limits of Plan Section 3.06. The Qualified Nonelective Contributions shall be allocated to each person meeting the requirements in Item R, unless otherwise specified in (i) or (ii) below.

         i) [ ] The Qualified Nonelective Contributions shall be allocated to each person who was an Active Member at any time during the Plan Year.

         ii) [ ] The Qualified Nonelective Contributions shall be allocated to each person who is an Active Member on the last day of the Plan Year.

      d) [ ] (Only available if (a), (b), or (c) is selected above.) Qualified Nonelective Contributions in (a), (b), or (c) above shall be made only for, or allocated only to, Nonhighly Compensated Employees, unless otherwise specified in (i) below.

         i) [ ] (Only available if (a)(i)A and (a)(ii)A above are not selected.) The Qualified Nonelective Contributions shall be made only for, or allocated only to, the Nonhighly Compensated Employees whose Annual Pay for the Plan Year is not over $____.


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      e) [ ] DISCRETIONARY, BOTTOM UP. (Only available if Item K(2)(a) is selected and Item O(8)(b)(i) is not selected.) Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. If Item O(8)(c) is selected, these Qualified Nonelective Contributions may only be made for Plan Years in which the Plan is not so amended. If (a), (b), or (c) above are selected, these Qualified Nonelective Contributions are in addition to those specified in (a),
         (b), or (c). If the Plan is treated as separate plans because it is mandatorily disaggregated under the regulations of Code Section 401(k), a separate Qualified Nonelective Contribution may be determined for each separate plan.

         These Qualified Nonelective Contributions may be used to reduce the Excess Aggregate Contributions or Excess Contributions, as defined in Plan Section 3.07. Such Contributions shall be allocated first to the eligible person under the Plan (or separate plan) with the lowest Annual Pay for the Plan Year, then to the eligible person under the Plan (or separate plan) with the next lowest Annual Pay, and so forth, in each case subject to applicable limits of Plan Section 3.06. These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who meet the requirements in Item R, unless otherwise specified in (i) or (ii) below.

         i) [ ] These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who were Active Members at any time during the Plan Year.

         ii) These Qualified Nonelective Contributions shall be allocated only to Nonhighly Compensated Employees who are Active Members on the last day of the Plan Year.

   2) [ ] ADDITIONAL CONTRIBUTIONS. We shall make Additional Contributions equal to the following: (Select (a) or (b).)

      a) [ ] PAY FORMULA. An amount equal to (Select (i) or (ii).)

         i) [ ] ____% of Pay for the pay period for each person who is an Active Member on the last day of that period.

         ii) [ ] ____% of Annual Pay for the Plan Year for persons who meet the requirements in Item R.

      b) [ ] SERVICE FORMULA. An amount equal to (Select one.)

         i) [ ] $___ for the pay period for each person who is an Active Member on the last day of that period.

         ii) [ ] $___ for the Plan Year for persons who meet the requirements in Item R.

         iii) [ ] $___ for each Hour of Service he has performed during the pay period for each person who was an Active Member during that period. (No contribution for paid nonworking hours, such as vacation.)

         iv) [ ] $___ for each Hour of Service credited during the pay period for each person who was an Active Member during that period. (Contribution is made for paid nonworking hours, such as vacation.)


                                                   Group Annuity No. GA  4-47951

   3) [ ] DISCRETIONARY CONTRIBUTIONS. Discretionary Contributions may be made for each Plan Year in an amount determined by us. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as of the last day of the Plan Year using Annual Pay for the Plan Year. The amount allocated shall be equal to the amount determined in (a) or (b) below. (Select (a) or (b).)

      a) [ ] PAY FORMULA. Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

         STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

         The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan Section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.

         STEP TWO: The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

      b) [ ] INTEGRATED FORMULA. Subject to the overall permitted disparity limits, Discretionary Contributions and Forfeitures, if applicable, shall be allocated as follows:

         STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in Plan Section 11.02, and the minimum contribution under Plan Section 11.04 is not being provided by other contributions to this Plan or another plan of ours.

         The allocation in this step one shall be made to each person meeting the requirements in Item R and each person who is entitled to a minimum contribution under Plan Section 11.04. Each such person's allocation shall be an amount equal to Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons. Such amount shall not exceed 3% of such person's Annual Pay. The allocation for any person who does not meet the requirements in Item R shall be limited to the amount necessary to fund the minimum contribution.

         STEP TWO: This step two shall only apply in years in which step one applies. The allocation in this step two shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after


                                                   Group Annuity No. GA  4-47951
         the allocation in step one multiplied by the ratio of such person's Annual Pay over the Integration Level to the total Annual Pay over the Integration Level of all such persons. Such amount shall not exceed 3% of such person's Annual Pay over the Integration Level.

         For purposes of this step two, in the case of any person who has exceeded the cumulative permitted disparity limit described below, such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be 3% of such person's total Annual Pay.

         STEP THREE: The allocation in this step three shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step two multiplied by the ratio of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level to the total of such sums for all such persons. Such amount shall not exceed an amount equal to a percentage (equal to the Maximum Integration Rate) of the sum of such person's total Annual Pay and his Annual Pay over the Integration Level.

         If steps one and two apply, the Maximum Integration Rate minus 3% shall be substituted for the Maximum Integration Rate wherever it appears in this step three.

         For purposes of this step three, in the case of any person who has exceeded the cumulative permitted disparity limit described below, two times such person's total Annual Pay shall be taken into account and the applicable allocation limit for such person shall be a percentage (equal to the Maximum Integration Rate) of two times such person's total Annual Pay.

         STEP FOUR: The allocation in this step four shall be made to each person meeting the requirements in Item R. Each such person's allocation shall be equal to any amount remaining after the allocation in step three multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

         The INTEGRATION LEVEL is the Taxable Wage Base as in effect on the latest Yearly Date, unless otherwise specified in (i) or (ii) below.

         i)  [ ] $___. (Must be less than such Taxable Wage Base.)

         ii) [ ] ___% of such Taxable Wage Base. (Must be more than 19% and less than 100%.)

         The MAXIMUM INTEGRATION RATE shall be determined according to the following schedule:

                                                                   MAXIMUM
                     INTEGRATION LEVEL                        INTEGRATION RATE
                     100% of TWB                                     5.7%

                     Less than 100% but more
                     than 80% of TWB                                 5.4%

                     More than 20% of TWB


                                                   Group Annuity No. GA  4-47951

                     but not more than
                     80% of TWB                                      4.3%

                     Not more than
                     20% of TWB                                      5.7%

         "TWB" means the Taxable Wage Base as in effect on the latest Yearly
         Date.

         On any date the portion of the rate of tax under Code Section 3111(a) (in effect on the latest Yearly Date) which is attributable to old age insurance exceeds 5.7%, such rate shall be substituted for 5.7%, 5.4% and 4.3% shall be increased proportionately.


         OVERALL PERMITTED DISPARITY LIMITS:


         ANNUAL OVERALL PERMITTED DISPARITY LIMIT: Notwithstanding the preceding paragraphs, for any Plan Year any person eligible for an allocation under this formula benefits under another qualified plan or simplified employee pension, as defined in Code Section 408(k), maintained by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o) that provides for permitted disparity (or imputes disparity), Discretionary Contributions and Forfeitures, if applicable, shall be allocated using only step one, if applicable, and step four.


         CUMULATIVE PERMITTED DISPARITY LIMIT: Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a person is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the person for allocation or accrual purposes under this Plan, any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o). For purposes of determining the person's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the person has not benefited under a defined benefit or target benefit plan maintained for any year beginning on or after January 1, 1994, the person has no cumulative permitted disparity limit.


   4) FORFEITURES.

      a) If (3) above is selected, Forfeitures shall be allocated with Discretionary Contributions and shall be deemed to be Discretionary Contributions, unless otherwise specified in (i) below.

         i) [ ] (Cannot use unless Item V(2) is completed.) Forfeitures shall not be allocated with Discretionary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

      b) If (3) above is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfeiture is determined, unless otherwise specified in (i) below.


                                                   Group Annuity No. GA  4-47951

         i) [ ] (Cannot use unless (2) above is selected and Item V(2) is completed.) Forfeitures shall not be used to offset our first Contribution, but shall be allocated as of the last day of the Plan Year to those meeting the requirements in Item R using the allocation formula in (3)(a) above, and shall be deemed to be Additional Contributions.


R. NET PROFITS AND CONTRIBUTION REQUIREMENTS.

      1) Our Contributions shall be made without regard to our current or accumulated NET PROFITS, unless otherwise specified in (a) below.

           a) [ ] (Cannot use if 401(k) Safe Harbor Plan or 401(k) SIMPLE Plan.) Our Contributions, in excess of Elective Deferral Contributions, shall be made out of our current or accumulated Net Profits in excess of Elective Deferral Contributions.

      2) REQUIREMENTS FOR CONTRIBUTIONS. Our Contributions which are subject to the requirements of this Item R and Forfeitures, if applicable, shall be made for or allocated to each person who was an Active Member at any time during the Plan Year, unless otherwise specified in (a), (b), (c), or (d) below. (If annual contributions are subject to these requirements (or if Forfeitures are allocated under Item Q(4)(b)(i)), (a), (b), (c), or (d) may be selected. Select (e), if applicable.)

           NOTE: Selections may affect testing done to determine if the minimum coverage requirement of Code Section 410(b) is met, unless otherwise indicated.

           a) [ ] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who either is an Active Member on the last day of the Plan Year or has more than 500 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless a lesser number of Hours of Service is specified in (i) below. (This selection does not affect coverage testing if the Accrual Service Period is the Plan Year.)

              i) [ ] Has more than ____ (Up to 499.)  Hours of Service.


           b) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year.

           c) [ ] Such amounts shall be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before the last day of the Plan Year, unless otherwise specified in (i) below.

              i) [ ] Has at least ____ (Up to 999.) Hours of Service.


                                                   Group Annuity No. GA  4-47951

           d) [ ] Such amounts shall be made for or allocated to each person who is an Active Member on the last day of the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless otherwise specified in (i) below.

              i) [ ] Has at least _____ (Up to 999.) Hours of Service.


           The requirements in (a), (b), (c), or (d) above are modified as follows:

           e) [ ] Such amounts shall also be made for or allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

      3) The ACCRUAL SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (a) below.

           a) [ ] (Use only with (2)(a), (c), or (d) above.) The Accrual Service Period is the consecutive 12-month period ending on each ____. (Month and day.)

              NOTE: Selecting (a) above will require nondiscrimination testing to determine if the nondiscrimination requirement of Code Section 401(a)(4) is met.

      4) [ ] (Cannot use with (1)(a) above.) We may make all or part of our annual Contributions before the end of the Plan Year. (Select (a) or (b).)

           Such Contributions shall be

           a) [ ] allocated when made. (Only available if Item Q(1)(b)(ii) and
              (c)(ii) are not selected, and (2)(a), (b), (c), and (d) above are not selected.)

           b) [ ] unallocated when made.


S. CONTRIBUTION MODIFICATIONS.

   CONTRIBUTION LIMITATIONS. The Annual Additions for a Member during a Limitation Year shall not be more than the Maximum Permissible Amount. (See Plan Sections 3.06 and 11.05.)

   1) The LIMITATION YEAR is the consecutive 12-month period ending on each December 31. (Month and day. Fill in the last day of the Limitation Year. Normally, the last day of the Plan Year is used. You must use the same limitation year in all your plans.)


                                                   Group Annuity No. GA  4-47951

   2) COMPENSATION. (Compensation for the Limitation Year is used to determine the limit on Annual Additions. Compensation for the Plan Year is used to determine the amount of top-heavy minimum contributions.) Compensation for purposes of Plan Section 3.06 is as defined therein, under Information Required to be Reported Under Code Sections 6041, 6051, and 6052 ("Wages, Tips and Other Compensation" box on Form W-2), which is actually paid or made available by us, unless otherwise specified in (a) or (b) below.


      a) [ ] 415 Safe-Harbor Compensation as defined in Plan Section 3.06.

      b) [X] Code Section 3401(a) Wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

      For years beginning after December 31, 1997, Compensation shall include elective contributions. For this purpose, elective contributions are elective deferrals (as defined in Code Section 402(g)(3)) and amounts contributed or deferred by us at the election of the Employee which are not includible in the gross income of the Employee by reason of Code
      Section 125, 132(f)(4), or 457.

   3) MULTIPLE DEFINED CONTRIBUTION PLANS. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain another qualified defined contribution plan that is not a Master or Prototype Plan in which any Member in this Plan is or was or could become a member.) If the Member is covered under another qualified defined contribution plan maintained by the Employer, as defined in Plan Section 3.06, the provisions of (f) through (k) of Plan Section 3.06 shall apply as if the other plan were a Master or Prototype Plan, unless otherwise specified in (a) below. (Plan
      Section 3.06 limits the last Annual Additions.)

      a) [ ] The method described on the attached page(s) shall be used to limit total Annual Additions to the Maximum Permissible Amount, and shall properly reduce the Excess Amounts, as defined in Plan Section 3.06, in a manner which precludes Employer discretion. (If selected, you will provide the method for limiting Annual Additions on the attached page(s).)

   4) DEFINED BENEFIT PLAN. (This item applies if you or an Employer, as defined in Plan Section 3.06, maintain or ever maintained a qualified defined benefit plan in which any Member in this Plan is or was or could become a member. If this applies, you will provide the method used to satisfy the limitation on the attached page(s). No attachment is needed if the Effective Date (Restatement Date or amendment effective date, if applicable) is on or after the first Limitation Year beginning on or after January 1, 2000.) If the Member is or has ever been a member in a qualified defined benefit plan maintained by the Employer, as defined in Plan Section 3.06, the method described on the attached page(s) shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion. This limitation shall not apply for Limitation Years beginning on or after January 1, 2000.

   5) [X] OTHER LIMITS. (Cannot use if 401(k) Safe Harbor Plan or 401(k) SIMPLE Plan.) The amount of our Contributions for any (Select (a) or (b).)



                                                   Group Annuity No. GA  4-47951

           a) [X] Plan Year

           b) [ ] Limitation Year


           made for or allocated to a person shall not be more than (Select at least one.)

           c) [ ] $___ (Up to the current Defined Contribution Dollar Limitation defined in Plan Section 3.06.)

           d) [X] 18% (Up to 25%.) of his Annual Pay for the Plan
              Year/Compensation for the Limitation Year.

           NOTE: If both (c) and (d) are selected, contributions shall be no more than the lesser of (c) and (d).


      TOP-HEAVY PLAN REQUIREMENTS. The amount and allocation of Contributions shall be subject to the provisions of Article XI of the Basic Plan in Plan Years when this is a Top-heavy Plan, as defined in Plan Section 11.02. Special minimum and maximum contribution provisions will apply in such years.


      6) [ ] MULTIPLE PLANS. (Use this item to specify which plan will provide the minimum contribution or benefit for members who are covered under this Plan and any other plan or plans of yours. If selected, you must provide wording on the attached page(s).) The method described on the attached page(s) shall be used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

      7)   PRESENT VALUE: (Applicable if Aggregation Group, as defined in Plan
           Section 11.02, contains a defined benefit plan. The interest and mortality in this item must match the interest and mortality used for this purpose in such defined benefit plan.) For purposes of establishing Present Value, as defined in Plan Section 11.02, of benefits under a defined benefit plan to compute the Top-heavy Ratio, as defined in Plan Section 11.02, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (i) 1974, or (ii) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (a) and (b) below.

           a) [ ] Interest rate ____%.

           b) [ ] Mortality table: _____




                                                   Group Annuity No. GA  4-47951

T. VOLUNTARY CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS.


      1) VOLUNTARY CONTRIBUTIONS are not permitted, unless otherwise specified in (a) below.

           a) [X] (If selected, the Plan is subject to an ACP Test even if the Plan satisfies the ACP Test Safe Harbor.) Voluntary Contributions are permitted. (Select any that apply.)

              i)   [ ] ____% of Pay is the minimum Voluntary Contribution.


              ii) [X] Voluntary Contributions must be a whole percentage of Pay.

              iii) [ ] ____% of Pay is the maximum Voluntary Contribution.

      2)   ROLLOVER CONTRIBUTIONS are permitted, unless otherwise specified in
           (a) below.

            a) [ ] Rollover Contributions are not permitted.


U. INVESTMENTS.

   1) The Plan does not have a Trust Agreement in effect, unless otherwise specified in (a) below.


      a) [X] TRUST AGREEMENT. The Plan has a Trust Agreement. (Select at least one. Cannot select (ii) if (i) is selected. Cannot select (iv) if (iii) is selected.)

         i) [X] We establish the Discretionary Trust Agreement (Attachment A of the Basic Plan).

         ii) [ ] We establish the Corporate Directed Trust Agreement (Attachment B of the Basic Plan).

         iii) [X] We establish the Corporate Custodial Trust Agreement (Attachment C of the Basic Plan).

         iv) [ ] We establish the Passive Trust Agreement (Attachment D of the Basic Plan).

         v) [ ] We establish the Trustar? Retirement Services Directed Trust Agreement (Attachment E of the Basic Plan).


   2) INVESTMENT DIRECTION. Subject to the provisions of Article IV of the Basic Plan, the Annuity Contract, and if applicable, the Trust Agreement, the investment of a Member's Account shall be directed by (Select one.)

      a) [X] the Member for all Contributions.

      b) [ ] us for all Contributions.


                                                   Group Annuity No. GA  4-47951

      c) [ ] the Member for Elective Deferral Contributions, Member Contributions, and Rollover Contributions. Us for Employer Contributions other than Elective Deferral Contributions.

      d) [ ] the Member for Member Contributions and Rollover Contributions. Us for Employer Contributions including Elective Deferral Contributions.


   3) LOANS. Loans to a Member are not permitted, unless otherwise specified in
      (a) below.


      a) [X] (Only available if (1)(a) above is selected and the Trustee agrees to hold the promissory note.) Loans are available to a Member subject to the provisions of Plan Section 5.06.

         i) The Loan Administrator(s) is/are: (Fill in the person(s) or position(s) authorized to administer the Member loan program. Principal Life Insurance Company cannot be named.)

              Dawn Davis


         ii)  [X] The minimum amount of any loan is $500. (Up to $1,000.)


         iii) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account, reduced by any outstanding loan balance or

              $____ (Up to $50,000.), reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

              NOTE: If not selected, the maximum is the lesser of (i) 50% of the Member's Vested Account, reduced by any outstanding loan balance or (ii) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the loan is made.

         iv) The number of outstanding loans for a Member shall be limited to one, unless otherwise specified in A below.

              A. [ ] The number shall be limited to _______. (Up to 5.)


         v) The number of loans approved for a Member in any 12-month period shall be limited to one, unless otherwise specified in A below.

              A. [X] The number shall be limited to 5. (Up to 5.)


         vi) The term of the loan shall be limited to five years, unless otherwise specified in A below.

              A. [X] The term of the loan shall not be limited to five years for the purchase of a Member's principal residence.


                                                   Group Annuity No. GA  4-47951


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


   4) LIFE INSURANCE coverage is not provided under this Plan, unless otherwise specified in (a) below.

      a) [ ] (Only available if (1)(a)(i), (ii), or (iv) above is selected.) Subject to the limits and provisions of Plan Section 4.02, an Active Member may elect to have part of his Account applied to purchase life insurance coverage on his life.


   5) QUALIFYING EMPLOYER SECURITIES. Investment in Qualifying Employer Securities is not available, unless otherwise specified in (a) below.

      a) [X] (Only available if (1)(a)(i), (ii), (iii), or (v) above is selected.) Investment in Qualifying Employer Securities is allowed.

         i) The Member's Account resulting from the following Contributions may be invested in Qualifying Employer Securities: (Select at least one.)

             A. [X] Elective Deferral Contributions

             B. [X] Employer Contributions other than Elective Deferral
                Contributions

             C. [X] Member Contributions and Rollover Contributions


         ii) Voting rights for Qualifying Employer Securities will be passed through to Members and the Members will be allowed to direct the voting rights of Qualifying Employer Securities for any matter put to the vote of the shareholders, unless otherwise specified in A, B, or C below.

             A. [ ] The Members will be allowed to direct the voting rights for
                Significant Corporate Events only. The Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer) will have the voting rights for all other matters, unless otherwise specified in (1) below.

                1) [ ] (Only available if (1)(a)(i) or (ii) above is selected.)
                   The Trustee will have the voting rights for all other matters.

             B. [ ] The Employer (or the Named Fiduciary or the Investment
                Manager as designated by the Employer) will have the voting rights for any matter put to the vote of the shareholders.

             C. [ ] (Only available if (1)(a)(i) or (ii) above is selected.) The
                Trustee will have the voting rights for any matter put to the vote of the shareholders.



                                                   Group Annuity No. GA  4-47951

         iii) Tender rights or exchange offers for Qualifying Employer Securities will be passed through to the Members, unless otherwise specified in A or B below.

              A. [ ] Tender rights or exchange offers for Qualifying Employer
                 Securities will be determined by the Employer (or the Named Fiduciary or the Investment Manager as designated by the Employer).

              B. [ ] (Only available if (1)(a)(i) or (ii) above is selected.)
                 Tender rights or exchange offers for Qualifying Employer Securities will be determined by the Trustee.


         iv) The optional forms of distribution provided in Plan Section 6.01 or 6A.01, whichever applies, shall include both a single sum payment and a distribution in kind for that portion of a Member's Vested Account which is held in the Qualifying Employer Securities Fund, unless otherwise specified in A or B below.

              A. [ ] No distribution in kind is permitted.

              B. [ ] No single sum payment is permitted.



V. VESTING PERCENTAGE is used to determine the nonforfeitable percentage of a Member's Account resulting from our Contributions.


   The Vesting Percentage for a Member who is an Employee on or after the date he reaches Normal Retirement Age or Early Retirement Age shall be 100%. The Vesting Percentage for a Member who is an Employee on the date he becomes Totally Disabled or dies shall be 100%.

   1) FULLY VESTED CONTRIBUTIONS. Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions are 100% vested. The following Employer Contribution(s) are also 100% vested at all times. (Select any that apply.)

      a) [ ] Matching Contributions

      b) [ ] Additional Contributions

      c) [ ] Discretionary Contributions


                                                   Group Annuity No. GA  4-47951


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


   2) A Member's Account resulting from our Contributions which are not 100% vested when made is subject to the vesting schedule selected below. (Select (a), (b), (c), (d), or (e) if some Employer Contributions are not 100% vested. If (e) is selected, fill in percentages.)


                 VESTING SERVICE             VESTING PERCENTAGE
                                       (a)        (b)        (c)   (d)   (e)

                                       [ ]        [ ]        [ ]   [ ]   [X]

            Less than 1                 0          0          0     0     0
                 1                      0          0          0     0     20
                 2                      0          20         0     0     40
                 3                     100         40         0     20    60
                 4                                 60         0     40    80
                 5                                 80         100   60    100
                 6                                 100              80
                 7                                                  100


      NOTE: The schedule in (e) must provide full (100%) vesting after 5 years of Vesting Service or must at all times be as great as the Vesting Percentage which the schedule in (d) would provide.

      A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Plan Section 11.03 shall apply.


   3) TOP-HEAVY VESTING. A Member's Account resulting from additional Employer Contributions made to satisfy the minimum contribution requirements of Plan Section 11.04 shall be subject to the vesting schedule selected below. (Select (a), (b), or (c) if the Plan is not a 401(k) SIMPLE Plan and does not allow any Employer Contributions other than Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions.)


                 VESTING SERVICE                VESTING PERCENTAGE
                                                    (a)       (b)    (c)

                                                    [ ]       [ ]    [ ]

                 Less than 1                         0         0     100
                      1                              0         0
                      2                             20         0
                      3                             40        100
                      4                             60
                      5                             80
                      6                            100



                                                    Group Annuity No. GA 4-47951

W. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows: (Select (1) or (2) if some Employer Contributions are not 100% vested, if Item V(3)(a) or (b) is completed, or if Early Retirement Age is based on Vesting Service.)


   1) [X] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

   2) [ ] HOURS METHOD. A year of Vesting Service is a Vesting Service Period in which an Employee has at least 1,000 Hours of Service, unless otherwise specified in (a) below.

      a) [ ] ____ (Up to 999.) Hours of Service.

      b) A VESTING SERVICE PERIOD is the consecutive 12-month period ending on the last day of each Plan Year, unless otherwise specified in (i) or
         (ii) below.

         i) [ ] The consecutive 12-month period ending on each ____. (Month and day.)

         ii) [ ] (Vesting Service Period changes.) The consecutive 12-month period ending on

             A. ____ through

             B. ____, ____ and

             C. each following ___. (Complete A using month and day, B using the same month and day as in A and the calendar year in which the last day of the last period ending on this date falls, and C using the month and day on which the new period ends.)

      c) A VESTING BREAK, when the hours method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in (i) below.

         i) [ ] ___ or fewer Hours of Service. (Fill in up to 500 hours but less than hours required for a year of Vesting Service.)


       NOTE: If the hours method is used, any date completed in (3), (4), or (5) below should be the first day of a Vesting Service Period. If the first day of such period is not used, service during the period in which the date occurs shall not be excluded because of these modifications. If both
       (3) and (5) are selected, the date in (5) must be before the date in (3).
       (3) and (5) cannot be used with (4). If the hours method is used and (6) is selected, service during the period in which the Employee attains the age completed in (6) shall not be excluded because of that modification.





                                                   Group Annuity No. GA  4-47951

VESTING MODIFICATIONS:


       3) [ ] Service before ____, ____ is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

           NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date.


       4) [ ] Service before ____, ____ shall be determined under the provisions of the (Prior) Plan in effect on the day before that date.

           NOTE: If selected, fill in a date after the Effective Date.


       5)  [ ] Service before ____, ____ shall not be counted.

           NOTE: If selected, fill in a date on or before the date the Plan became subject to ERISA. A new plan becomes subject to ERISA on its Effective Date.


       6) [ ] Service before an Employee attains age ____ (Up to 18.) shall not be counted.



X. EQUIVALENCIES. Hours of Service shall be determined on the basis of actual Hours of Service for which an Employee is paid or entitled to payment, unless otherwise specified in (1), (2), or (3) below.

      1) [ ] DAYS. On the basis of days worked. An Employee shall be credited with 10 Hours of Service for each day in which he would otherwise be credited with at least one Hour of Service.


      2) [ ] WEEKS. On the basis of weeks worked. An Employee shall be credited with 45 Hours of Service for each week in which he would otherwise be credited with at least one Hour of Service.


      3) [ ] MONTHS. On the basis of months worked. An Employee shall be credited with 190 Hours of Service for each month in which he would otherwise be credited with at least one Hour of Service.


      NOTE: If selected, the equivalency shall be used for all Employees.





                                                   Group Annuity No. GA  4-47951

Y. WITHDRAWAL BENEFITS.


       1) VOLUNTARY. A Member may withdraw any part of his Vested Account resulting from Voluntary Contributions.

           A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

           a) [X] A Member may make such a withdrawal at any time.

           b) [ ] A Member may make only ____ such withdrawal(s) in any 12-month period.

      2) ROLLOVER. A Member may withdraw any part of his Vested Account resulting from Rollover Contributions.

           A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

           a) [ ] A Member may make such a withdrawal at any time.

           b) [X] A Member may make only 1 such withdrawal(s) in any 12-month period.

      3) [X] 401(k) HARDSHIP. Unless otherwise specified in (a) below, a Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

           a) [ ] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).


      4) [ ] AGE 59 1/2. A Member may withdraw any part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions any time after he attains age 59 1/2.

           A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

           a) [ ] A Member may make such a withdrawal at any time.

           b) [ ] A Member may make only ______ such withdrawal(s) in any 12-month period.



                                                   Group Annuity No. GA  4-47951

      5) [ ] FIVE YEARS AS AN ACTIVE MEMBER. A Member may withdraw any part of his Vested Account resulting from Matching Contributions (other than Qualified Matching Contributions), Additional Contributions, and Discretionary Contributions at any time after he has been an Active Member for at least five years.

           NOTE: A Member's earliest Entry Date shall be used to determine his eligibility for such a withdrawal.

           A Member may make only two such withdrawals in any 12-month period, unless otherwise specified in (a) or (b) below.

           a) [ ] A Member may make such a withdrawal at any time.

           b) [ ] A Member may make only ___ such withdrawal(s) in any 12-month period.

      NOTE: Withdrawals are subject to the distribution of benefits provisions of Article VI or VIA of the Basic Plan, whichever applies.


Z. RETIREMENT AND THE START OF BENEFITS.

   1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in (a) or (b) below.

      a) [ ] Age ____. (Less than 65.)

      b) [X] The older of age 65 (Up to 65.) or his age on the (Select (i) or
         (ii).)

         i) [ ] date _____ (Up to 5.) years after the first day of the Plan Year in which his earliest Entry Date occurred.

         ii) [X] earlier of the date 5 (Up to 5.) years after his Hire Date or the date 5 years after the first day of the Plan Year in which his earliest Entry Date occurred.

      The provisions of (b) are modified as follows:

      c) [ ] A Member's Normal Retirement Age shall not be older than age

         ____.(Up to 70.)

   2) START OF RETIREMENT BENEFITS. A Member may choose to have retirement benefits begin on or after his Normal Retirement Date and before he ceases to be an Employee, unless otherwise specified in (a) below.

      a) [X] A Member may not choose to have retirement benefits begin before he ceases to be an Employee.

   3) EARLY RETIREMENT DATE. (Select (a) or (b).)


                                                   Group Annuity No. GA  4-47951

      a) [X] Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and reaches Early Retirement Age. A Member reaches Early Retirement Age on the date the following requirement(s) are met: (Select at least one. A Member's Account is 100% vested if he is an Employee on or after he reaches this age.)

         i)   [X] He is age 55.

         ii)  [X] He has 5 years of Vesting Service.

         iii) [ ] He is within ____ years of Normal Retirement Date.

         iv) [ ] He has been an Active Member ____ years based on his earliest Entry Date.

      b) [ ] Early retirement is not permitted.


   4) VESTED BENEFIT MODIFICATIONS. Plan Section 5.03 permits an Inactive Member to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows: (Select (a) or (b), if applicable.)

      a) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he becomes Totally Disabled (Retirement Date or death, if earlier). A small Vested Account, as defined in Plan Section 10.11, shall be paid earlier in a single sum. (Select (i), if applicable.)

         i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.

      b) [ ] An Inactive Member cannot elect to receive benefit payments from that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions before he has ceased to be an Employee for a period of time (Retirement Date or death, if earlier). Payment of a small Vested Account, as defined in Plan Section 10.11, shall also be delayed. (Select (i), if applicable.)

         i) [ ] Such restriction shall not apply to that part of an Inactive Member's Vested Account resulting from Elective Deferral Contributions.

         The period of time is  (Select (ii) or (iii).)

         ii)  [ ] ____ months.  (Up to 60.)

         iii) [ ] ____ years.  (Up to 5.)

   5) The REQUIRED BEGINNING DATE for a Member who is a 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2.



                                                   Group Annuity No. GA  4-47951

   The Required Beginning Date for any Member who is not a 5-percent Owner, as defined in Plan Section 7.02, is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires, unless otherwise specified in (a) below.

   a) [ ] LATER OF AGE 70 1/2 OR RETIRE FOR BENEFITS ACCRUED AFTER DATE. The Required Beginning Date is the April 1 of the calendar year following the calendar year in which he attains age 70 1/2, except that the Required Beginning Date for benefits accrued after the later of the adoption or effective date of the amendment to the Plan changing the Required Beginning Date is the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires.

      If (5)(a) is not selected and the Plan previously provided for a Required Beginning Date based on age 70 1/2 for all Members, the following shall apply to any Member who is not a 5-percent Owner, as defined in Plan
      Section 7.02.

   b) Any such Member attaining age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which he retires, unless otherwise specified in (i) below.

      i) [ ] NO DEFERRAL. (Only available if (5)(a) above is not selected.) The Member shall begin receiving distributions by the April 1 of the calendar year following the year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Member attaining age 70 1/2 in
         1996).

   c) Any such Member attaining age 70 1/2 in years prior to 1997 may elect to stop distributions which are not purchased annuities and recommence by the April 1 of the calendar year following the year in which he retires, unless otherwise specified in (i) below.

      i) [ ] NO STOPPING. (Only available if (5)(a) above is not selected.) The Member may not elect to stop distributions.

      If the Member is permitted to stop distributions, there shall be a new Annuity Starting Date upon recommencement, unless otherwise specified in
      (ii) below.

      ii) [ ] NO NEW ANNUITY STARTING DATE. (Only available if (5)(a) and
          (5)(c)(i) above are not selected.) There shall be no new Annuity Starting Date.

   6) AUTOMATIC ROLLOVER OF SMALL AMOUNTS PAYMENT. If any part of a distribution made under Plan Section 10.11 is an Eligible Rollover Distribution which is equal to or more than $1,000 and for which the Distributee has not elected otherwise, such Eligible Rollover Distribution shall be rolled over to an Individual Retirement Account (IRA) with an affiliate of Principal Life Insurance Company, unless otherwise specified in (a) below. (See Plan Section 10.02.)


                                                   Group Annuity No. GA  4-47951

   a) [ ] Such Eligible Rollover Distribution shall be paid to the Distributee.

AA. FORMS OF DISTRIBUTION FOR RETIREMENT BENEFITS.

1) OPTIONS. The options available under the Plan shall be those specified in Plan Section 6.02 (includes life annuities) unless otherwise specified in (a) below.

   NOTE: If this Plan is a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, (a) below cannot be selected.

   a) [ ] The options available under the Plan shall be those specified in subparagraph (a)(2) of Plan Section 6A.02 (does not include life annuities or full flexibility option), unless otherwise specified in (i) below.

      i) [ ] The only options available under the Plan shall be the options specified in subparagraph (a)(1) of Plan Section 6A.02 (single sum payment and distribution in kind).

      NOTE: If the Plan later becomes a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, then the options available under the Plan shall be those specified in Plan Section 6.02 and the selections in (1) above shall be void.

2) The options specified in Plan Section 6.02 (includes life annuities) may be modified as provided below. (Select any that apply.)

   a) [ ] NO FULL FLEXIBILITY OPTION. (Only available if (1)(a) above is not selected.) The full flexibility option shall not be available.

   b) [ ] SINGLE SUM LIMITED. (Only available if (1)(a) above is not selected; Item U(1)(a)(v) is not selected; Item U(5)(a) is not selected; and Items Y(3), (4), and (5) are not selected.) A Member may not receive a single sum payment of that part of his Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, and Discretionary Contributions (Select (i) or (ii).)

      i)  [ ] at any time.

      ii) [ ] before his Retirement Date or the date he becomes Totally Disabled, if earlier.

      If (2)(a) is not selected, the full flexibility option shall not be available for that part of a Member's Vested Account which he cannot receive in a single sum.

      NOTE: A small Vested Account, as defined in Plan Section 10.11, shall be paid in a single sum.


                                                   Group Annuity No. GA  4-47951

    3) If the Plan is being amended to eliminate or restrict an optional form of distribution and the Plan provides a single sum distribution form that is otherwise identical to the optional form of distribution eliminated or restricted, the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the first day of the second Plan Year following the Plan Year in which the amendment is adopted, unless otherwise specified in (a) below.

       a) [ ] 90 DAYS AFTER SUMMARY. The amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of
          (i) the 90th day after the date the Member receiving the distribution has been furnished a summary that reflects the amendment and satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

AB. ADOPTING EMPLOYERS. (Identify Adopting Employers below.)

    NOTE: The Plan must meet the minimum coverage requirement of Code Section 410(b) taking into account all employees of Controlled Groups and Affiliated Service Groups. If you are a member of such a group, other employers in the group may need to adopt this Plan in order for your Plan to meet this requirement. Some employers of the group may also choose to adopt this Plan even though not required. Use this item to identify the other employers in the group whose employees may become Members.

    1) There are no Adopting Employers, unless otherwise specified in (a) below.

       a) [X] The Adopting Employers listed in (3) below establish a separate plan for the benefit of their Employees or participate with us in a single plan, as specified.

    2) Separate Plans or Single Plan.

       a) SEPARATE PLANS. Adopting Employers may establish a separate plan for the exclusive benefit of their Employees. The establishment of an Adopting Employer's separate plan shall be evidenced in writing according to the provisions of Plan Section 2.04.

          NOTE: A separate plan should not be established unless (i) each plan can meet the minimum coverage requirement of Code Section 410(b) separately or (ii) the combined plans can meet the minimum coverage requirement of Code Section 410(b) and the nondiscrimination requirement of Code Section 401(a)(4). The combined plans may not meet the requirement of Code Section 401(a)(4) if the plans provide for a discretionary Matching Contribution or Discretionary Contribution which is determined separately for each Adopting Employer.


                                                 Group Annuity No. GA 4-47951

         b) SINGLE PLAN. Adopting Employers may participate with us in a single plan. An Adopting Employer's agreement to participate in this Plan shall be evidenced in writing according to the provisions of Plan
            Section 2.05.

            NOTE: The provisions of Plan Section 10.03 shall apply in the case of the merger of this Plan with any Prior Plan of an Adopting Employer participating with us in a single plan.


                                                Group Annuity No. GA 4-47951

         3) The Adopting Employers are:

            a) Name   100 West 10th Street
                     ----------------------

            Address 1100 N Market Street
                    -------------------------
                    Wilmington, DE 19890-0001
                    -------------------------

            Phone No (302) 651-1129
                     ---------------

            Date of Adoption or Participation January 1, 1985
                                              ---------------

            Executed          ,
                     --------   --------

            By
               ----------------------------------------------------------------
                                        (Signature)

            Business Title
                           ------

            i)   Separate Plans or Single Plan

                 [ ] Separate Plans  [X] Single Plan


            ii)  Complete A, B, and C below if Separate Plans.

                 A. EIN
                        -----

                 B. Plan No.
                             -----

                 C. Fiscal Year End
                                    ------
                                                     (Month and day.)

            iii) Complete A below if this Adopting Employer had a Prior Plan.

                 A. Date Prior Plan established            ,
                                                ----------   -----------

            iv)  Complete A below, if applicable.

                 A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                    [ ] Age    [ ] Service

                    Date          ,
                         ---------  ---------


                                                 Group Annuity No. GA 4-47951

            b) Name Brandywine Insurance Agency, Inc.

               Address  1100 N Market Street
                        Wilmington, DE  1890-0001

               Phone No. (302) 651-1129

               Date of Adoption or Participation January 1, 1985

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                      [ ] Age         [ ] Service

                      Date         ,
                          ---------  ----------


                                                   Group Annuity No. GA  4-47951

            c) Name   Rodney Square Management Corporation
                     -------------------------------------------

               Address  1100 N Market Street
                        Wilmington, DE 19890-001
                       -------------------------------

               Phone No (302) 651-1129
                       -----------------

               Date of Adoption or Participation January 1, 1985


               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                   Group Annuity No. GA  4-47951

            d) Name     Wilmington Brokerage Services Company
                       ---------------------------------------

               Address 1100 N Market Street
                       Wilmington, DE 19890-0001
                       -------------------------------

               Phone No. (302) 651-1129
                       -----------------

               Date of Adoption or Participation January 1, 1985
                                                 ----------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                  Group Annuity No. GA  4-47951

            e) Name     Delaware Corporate Management, Inc
                       -------------------------------------

               Address 1100 N Market Street
                       Wilmington, DE 19890-0001
                       -------------------------------

               Phone No. (302) 651-1129
                       ------------------

               Date of Adoption or Participation January 18, 1990
                                                 ----------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                  Group Annuity No. GA  4-47951

            f) Name   WTC Corporate Services, Inc.
                      -----------------------------

               Address  1100 N Market Street
                        Wilmington, DE 19890-0001
                       ----------------------------

               Phone No. (302) 651-1129
                         ---------------

               Date of Adoption or Participation September 2, 1993
                                                 -----------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                  Group Annuity No. GA  4-47951

            g) Name   Wilmington Trust of Pennsylvania
                      ---------------------------------

               Address 1100 N Market Street
                       Wilmington, DE 19890-001
                       ----------------------------

               Phone No. (302) 651-1129
                         ---------------

               Date of Adoption or Participation January 1, 1994
                                                 ---------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                  Group Annuity No. GA  4-47951

            h) Name   Wilmington Trust FSB
                      --------------------

               Address 1100 N Market Street
                       ----------------------------
                       Wilmington, DE 19890-001
                       ----------------------------

               Phone No. (302) 651-1129
                         --------------

               Date of Adoption or Participation July 22, 1994
                                                 -------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                   Group Annuity No. GA  4-47951

            h) Name   Organization Services, Inc.
                      ---------------------------

               Address 1100 N Market Street
                       ----------------------------
                       Wilmington, DE 19890-001
                       ---------------------------

               Phone No. (302) 651-1129
                         --------------

               Date of Adoption or Participation January 1, 1999
                                                 ---------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                   Group Annuity No. GA  4-47951

            j) Name   Nevada Corporate Management, Inc.
                      ---------------------------------

               Address 1100 N Market Street
                       -------------------------
                       Wilmington, DE 19890-0001
                       -------------------------

               Phone No. (302) 651-1129
                         --------------

               Date of Adoption or Participation February 3, 1999
                                                 ----------------

               Executed          ,
                        ---------  ----------

               By
                  -------------------------------------------------------------
                                           (Signature)

               Business Title
                              --------

               i)   Separate Plans or Single Plan

                    [ ] Separate Plans  [X] Single Plan

               ii)  Complete A, B, and C below if Separate Plans.

                    A. EIN
                           -------

                    B. Plan No.
                                --------

                    C. Fiscal Year End
                                       --------
                                                (Month and day.)

               iii) Complete A below if this Adopting Employer had a Prior Plan.

                    A. Date Prior Plan established            ,
                                                   ----------   -----------

               iv)  Complete A below, if applicable.

                    A. This Adopting Employer has waived the entry
                       requirements selected below for its Employees who are Eligible Employees on the date specified. (Your selections in Item L(5) apply only to the primary Employer in Item B.)

                       [ ] Age         [ ] Service

                       Date         ,
                           ---------  ----------


                                                    Group Annuity No. GA 4-47951

By executing this Adoption Agreement, we, the Employer, adopt the "Principal Financial Group Prototype for Savings Plans" for the exclusive benefit of our Employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions, and conditions provided in the Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Life Insurance Company shall not be required to look into any action taken by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us and shall be fully protected in taking, permitting, or omitting any action on the basis of our actions. Principal Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Administrator, Named Fiduciary, Trustee, Investment Manager, or us.

                            (Complete in black ink.)

This Adoption Agreement is executed February 6, 2002
                                    ----------  ----.

FOR THE EMPLOYER

By my signature, I certify that I have reviewed the terms of and the Items selected within this Adoption Agreement. If the Plan has a Trust Agreement in effect, I hereby certify that a copy of this Plan document shall be provided to each Trustee and proper signatures will be obtained on the appropriate attachment to the Basic Plan.

[X] (Only available if Item U(1)(a)(i) is selected.) By my signature, I hereby direct the Trustee under the Discretionary Trust Agreement to enter into the Principal Financial Group Electronic Linkage? Group Custodial Agreement.

[ ] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hereby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar? Retirement Services, to enter into the Principal Financial Group Electronic Linkage? Group Custodial Agreement.

[ ] (Only available if Item U(1)(a)(v) is selected.) By my signature, I hereby direct Delaware Charter Guarantee & Trust Company, conducting business under the trade name of Trustar? Retirement Services, to enter into the Principal Self-directed Brokerage Account? .

By /s/ Michael A. DiGregorio
  -----------------------------------------------------------------------------
                                   (Signature)

Business Title Vice President
               ----------------------------------------------------------------

[X] By my signature above, I hereby execute this Adoption Agreement on behalf of each Adopting Employer identified in Item AB.

ACKNOWLEDGMENT BY THE NAMED FIDUCIARY (Complete if other than the Employer.)

By
  -----------------------------------------------------------------------------
                                   (Signature)


                                                Group Annuity No. GA  4-47951

This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does fit your situation and on its tax and legal implications, for which neither Principal Life Insurance Company, nor its agents, can assume responsibility.

Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Life Insurance Company is 711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Life will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, extension 88126, for assistance.

You may rely on an opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

You may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.


                                                Group Annuity No. GA  4-47951

Item S(3)(a): The method used to limit Annual Additions to the Maximum Permissible Amount:






Item S(4): For Limitation Years beginning before January 1, 2000, the method used to satisfy the 1.0 limitation of Code Section 415:






Item S(6): The method used to meet the minimum contribution and benefit requirements in Plan Years when this is a Top-heavy Plan:

A minimum defined contribution plan contribution of five percent of Compensation shall be provided for a Non-key Employee who is also covered under our defined benefit plan and would otherwise be entitled to a minimum accrued benefit under such plan.


                                                Group Annuity No. GA  4-47951

                                  ATTACHMENT A

                          DISCRETIONARY TRUST AGREEMENT

This agreement is made by and between the Employer and the person, persons, or entity who have accepted the positions of Trustee hereunder. The Employer has adopted a Plan, named in the Adoption Agreement, for the benefit of its employees. Any change in Plan Name shall not affect this agreement.

For purposes of this document, the terms trust, Trust Agreement, Trust Fund, and Trustee refer only to this Attachment A.

The Employer and the Trustee mutually agree as follows:

SECTION .01 - THE TRUST AND TRUST FUND.

By signing this agreement, the Employer establishes the trust to hold and distribute the Trust Fund under the provisions of the Plan. The trust shall be construed, regulated, and administered under the law of the state in which the Trustee is located.

The Trust Fund consists of the Annuity Contract(s) and any Plan assets not held under or invested pursuant to any other trust agreement. This fund results from Contributions made under the Plan, which are forwarded to the Trustee to be deposited in the Trust Fund as provided in the Plan. The Trust Fund shall be valued at current fair market value as of the last day of the Plan Year and, at the discretion of the Trustee, may be valued more frequently. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Trust Fund. The Account of a Member shall be credited with its share of the gains and losses of the Trust Fund. That part of a Member's Account invested in a funding arrangement which establishes an account or accounts for such Member thereunder shall be credited with the gains or losses from such account or accounts. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gains or losses of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of (i) the part of the Member's Account invested in such funding arrangement to (ii) the total of the Trust Fund invested in such funding arrangement.

The corpus or income of the Trust Fund shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Members or their Beneficiaries.

SECTION .02 - THE TRUSTEE.

The Trustee(s) who accepts appointment as Trustee on the effective date of this Trust Agreement shall be listed on the signature page(s) of this document. The Trustee accepts this appointment by executing this agreement. The Employer has the power to appoint an additional or successor Trustee at any time. An additional or successor Trustee will accept such appointment in writing.

The Employer may remove the Trustee upon thirty (30) days prior written notice. The Trustee may resign at any time upon thirty (30) days written notice to the Employer; or, with the consent of the Employer, the Trustee may resign with less than thirty (30) days prior written notice. Upon such removal or resignation of the Trustee, the Employer shall appoint a successor Trustee, who shall have the same powers and duties as those conferred upon the Trustee hereunder.

                                              Annuity Contract No. GA __________

If the appointed Trustee fails to accept the appointment, or if the Employer fails to appoint a successor Trustee within thirty (30) days of the resignation or removal of the Trustee, the President, or such other officer of the Employer who is eligible, shall be appointed successor Trustee and shall be deemed to have filed his or her acceptance of appointment as the Trustee.

When appointment has been accepted, or deemed accepted, by a successor Trustee, the removed or resigning Trustee must assign, transfer, pay over, and deliver to the successor Trustee all of the assets which then constitute the Trust Fund. No successor Trustee shall be obliged to examine the accounts, records, and acts of any previous Trustee or Trustees, and such successor Trustee in no way or manner shall be responsible for any action or omission to act on the part of any previous Trustee.

If there are two or more persons appointed as Trustee, they may, in writing, name one of their number to act in the execution of all documents relating to the Plan and trust. When more than two persons have been appointed Trustees, all acts and decisions shall be made by majority vote.

The Employer shall notify the Insurer of any change of Trust Agreement or Trustee.

SECTION .03 - DUTIES OF THE TRUSTEE.

The Trustee shall accept and hold the Trust Fund and administer it according to the provisions of this Trust Agreement and the provisions of the Plan. The Trustee has no duty to demand or require that Contributions be made to the trust, nor shall the Trustee be liable to determine the amount of any Contributions to the trust or the adequacy of such Contributions to meet or discharge any liabilities under the Plan.

The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of its administration. The Trustee is not required to look into any action taken by the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, and will be fully protected in taking, permitting, or omitting any action on the basis of their instructions or direction. Any instructions or direction by the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, according to the Plan provisions shall be evidenced in writing. The Employer will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting according to the Trust provisions upon written instruction from the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager.

SECTION .04 - POWERS OF THE TRUSTEE.

Except where the Plan expressly provides that the Trustee is subject to the direction of the Employer, the Plan Administrator, the Named Fiduciary, a Member, or an Investment Manager, the Trustee is authorized and empowered to:

a) apply for and invest all or any portion of the assets of the Trust Fund in an Annuity Contract (either group or individual), an Insurance Policy (either group or individual), or both, issued by an insurance company designated by the Employer, and to hold such contract and/or policy as owner;

b) invest and reinvest all or any portion of the assets of the trust in any bonds, debentures, notes, mortgages or mortgage participations, preferred stocks, common stocks or other securities, or other real or personal properties; and, if allowed under the Plan, to invest in loans to members according to the loan provisions of the Plan;

c) sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction;

                                              Annuity Contract No. GA __________

d) exercise the voting rights of any stocks, bonds, or other securities, (other than Qualifying Employer Securities), and to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

e) vote Qualifying Employer Securities in the manner described in the Adoption Agreement.

f) retain in cash or other short term investment vehicles/instruments such amount as the Trustee considers advisable, and to deposit cash in any depository selected by the Trustee, without liability for interest;

g) make, execute, acknowledge, and deliver any instruments that may be necessary to carry out the powers granted it;

h) employ and pay reasonable compensation to agents, brokers, attorneys, accountants, or other persons, whose advice or services the Trustee may deem necessary in carrying out its duties and powers;

i) consult with legal counsel, including the Employer's counsel, with respect to the meaning or construction of, or the Trustee's obligations or duties under, the Plan and trust, or with respect to any action or proceeding or any question of law. The Trustee shall be fully protected with respect to any action it takes in good faith pursuant to the advice of such counsel;

j) enforce any right, obligation or claim and, in its absolute discretion, to protect in any way the interest of the Trust Fund and, if the Trustee considers such action for the best interests of the Trust Fund, to abstain from the enforcement of any right, obligation or claim and to abandon any property which it has held;

k) participation in a group trust that meets the requirements of Revenue Ruling 81-100 (81-100 trust); and

l)    participation in a group custodial arrangement.

SECTION .05 - EXPENSES.

The Trustee may employ such agents, attorneys, auditors, clerical and other assistants as in its judgment may be necessary or desirable for the proper administration of the Trust Fund. The Trustee shall be reimbursed by the Employer for all such expenses and for such reasonable compensation for the Trustee as may be agreed upon from time to time by the Employer and the Trustee. However, if the Trustee is an Employee of the Employer, and is receiving full time pay from the Employer, such Trustee shall not receive compensation from the Plan for his duties as Trustee. The expenses of administration of the Trust Fund incurred by the Plan Administrator, the Trustee, or any custodian, including counsel fees, accounting fees, and stock transfer charges, shall be paid from the Trust Fund or Plan if, and to the extent, the Employer does not pay such expenses, fees, and charges.

SECTION .06 - ACCOUNTING.

The Trustee shall maintain true and accurate records and accounts reflecting all receipts and disbursements of the Trust Fund and containing a description of all Trust Fund assets held hereunder. These records must be open to inspection and audit by the Employer, the Plan Administrator, and the Named Fiduciary at all reasonable times.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

                                              Annuity Contract No. GA __________

The Trustee shall file all reports, returns, and information required to be filed by Trustees under the Code and regulations and rulings issued under the Code.

The Trustee shall file with the Employer an accounting of its transactions as soon as practical after the first day of each Plan Year or any other date specified. Any report or accounting which the Trustee files with the Employer is open to inspection by a Member for a period of sixty (60) days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Employer, the Plan Administrator, or the Named Fiduciary has filed a written objection within the sixty-day period.

In preparing its reports, the Trustee shall be permitted to rely upon, and deem accurate without the need for independent verification, reports furnished to the Employer, Plan Administrator, or Trustee by the Insurer, any Investment Manager, and any other outside investment fund or custodian.

SECTION .07 - AMENDMENT.

The Employer delegates authority to Principal Life Insurance Company, as sponsor of the prototype plan, to amend this Trust Agreement, and hereby agrees to any such amendment. No such amendment shall alter or increase the duties or responsibilities of the Trustee without the Trustee's written consent nor permit any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

The Employer and the Trustee jointly reserve the right to amend this Trust Agreement by written instrument executed by both parties at any time upon terms mutually acceptable, subject to the following paragraph.

If the Employer amends this Trust Agreement on its own authority and not by way of the authority delegated to Principal Life Insurance Company, then this Trust Agreement and the Plan it funds will no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. The Employer may continue its retirement program under separate and distinct documents from this Trust and Plan. However, this Trust Agreement will cease and all Plan assets and Annuity Contracts held hereunder will be transferred to an alternate funding medium under the terms of the terminated, restated, or new plan, whichever is applicable.

SECTION .08 - TERMINATION.

The Employer reserves the right to terminate this Trust Agreement by a written instrument delivered to the Trustee. This Trust Agreement shall terminate upon the dissolution or liquidation of the Employer unless a successor corporation or business organization agrees in writing to assume the obligations of the Plan and this Trust.

In the event of the termination of the Trust while the Plan is being continued, the Employer agrees to amend the Plan by the adoption of a superceding Adoption Agreement. The Annuity Contract shall be transferred to the Employer and the remainder of the assets of the Trust Fund shall be transferred to the person or institution authorized in writing by the Employer to receive such assets.

In the event of the termination of the trust on account of termination of the Plan, the assets of the Trust Fund shall be applied to provide the benefits specified in the Plan upon termination of the Plan.

SECTION .09 - INSURANCE COMPANY.

With regard to the portion of the assets of the Trust Fund held by an insurance company, such insurance company shall in no event be deemed to be a party to this Trust or to be responsible for its

                                              Annuity Contract No. GA __________
validity. The obligations and responsibilities of the insurance company shall be measured and determined solely by the terms of the Annuity Contract and any Insurance Policy and it shall not be required to do any act not provided in, or any act contrary to, the provisions of such Annuity Contract and Insurance Policy.

The insurance company shall not be required to look into the terms of this trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized. The insurance company shall act only upon the written direction of the Trustee and shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or for any change made, or action taken, upon such direction, and shall not be obligated to see that any money paid by it to the Trustee or to any person shall be properly distributed or applied. Any instrument executed by the Trustee may be treated as conclusive. The insurance company shall be without liability in taking, permitting, or omitting any action on the faith of any such instrument and shall incur no liability or responsibility for doing so.

SECTION .10 - LIMITATION ON RIGHTS AND REMEDIES.

In any action or proceeding involving the Trust Fund, or the administration of the Trust Fund, only the Trustee and the Employer shall be the necessary parties. Unless otherwise ordered by the court entertaining jurisdiction thereover, no other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall be conclusive upon all persons claiming under this Trust Agreement.

SECTION .11 - SECTION 404(c) COMPLIANCE.

In the event the Plan provides for Member directed investments, the Plan Administrator agrees to administer the Plan and trust so as to meet the provisions of ERISA Section 404(c) and the regulations promulgated thereunder. Toward this end, the Plan shall permit the Members to choose from a broad range of investments and to exercise the requisite control over the assets in their Accounts. In addition, the Plan Administrator shall make certain that necessary information shall be automatically provided to the Members in accordance with the regulations under ERISA Section 404(c).

SECTION .12 - MISCELLANEOUS.

a) Legal Actions. The Trustee may institute, maintain or defend any litigation necessary in connection with the administration of the trust, provided the Trustee shall be under no duty or obligation to do so unless it shall have been indemnified to its satisfaction against all expenses and liabilities which it may sustain or reasonable compensation for its own extraordinary services in connection therewith.

b) Third Parties Dealing with Trustee. To the extent permitted by law, no person shall be obliged to see to the application of any money paid or property delivered to the Trustee, nor shall any such person be required to take cognizance of the provisions of this Trust Agreement. The certificate of Trustee may be received by any person dealing with the Trustee as conclusive evidence of any matter relating to this Trust Agreement or the administration thereof. In general, each person dealing with the Trustee may act upon any advice, request or representation in writing by the Trustee, or the Trustee's duly authorized agent, and shall not be liable to any person in so doing. In case of doubt as to whether the Trustee has or has not been granted a specific power not enumerated hereunder, the certificate of Trustee that the exercise of such power is necessary or desirable for the proper administration or distribution of the Trust Fund shall be conclusive upon all persons dealing with the Trustee to the same extent as if such power had been specifically granted to the Trustee.

                                              Annuity Contract No. GA __________

c) Certificate of Authority from Third Parties. The Trustee may require any certificate, notice, or other instrument or information believed by it to be necessary to perform its duties hereunder and may rely and act upon the basis of any such certificate, notice, instrument or other information furnished to the Trustee which it believes to be reliable and to have been signed, made or presented by the proper party or parties.

d) No liability for Actions of Employer and Plan Administrator. To the extent permitted by law, the Trustee shall not be responsible for any act or omissions of the Employer, the Plan Administrator, or the Named Fiduciary. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction, or order purporting to have been issued by the Employer, the Plan Administrator, or Named Fiduciary.

e) Other. Notwithstanding anything else in this Trust Agreement, the Trustee has the right, but not the obligation, to seek guidance from a court of competent jurisdiction or Federal regulatory authorities with respect to the handling and disposition of the Trust Fund.

SECTION .13 - EXECUTION.

This Trust Agreement shall be executed in counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement for the Employer as of the 6th day of February, 2002.

By  /s/ Michael A. DiGregorio
    ----------------------------------------------
                       (Signature)

Business Title  Vice President
                ----------------------------------
Print Name  Michael A. DiGregorio
            ----------------------------------------

The undersigned hereby accepts appointment as Trustee hereunder and agrees to be bound by the terms of this Trust Agreement. (Can be either a corporate trust (i.e. bank or trust company) or an individual trust. If corporate trust, such bank or trust company shall be the only trustee and any designation of individual(s) shall have no effect. If individual trust, any number of trustees can be named.)

                                              Annuity Contract No. GA __________

ACCEPTANCE OF THE TRUSTEE

By /s/ Virginia N. Karablacas
   ---------------------------------------------------------------------
                                   (Signature)

Business Title  Vice President
                --------------------------------------------------------
Print Name      Virginia N. Karablacas
                --------------------------------------------------------
Date  02/06/02
     ---------------

Bank or Trust Company (If corporate trust.) Wilmington Trust Company
                                           -----------------------------

------------------------------------------------------------------------

Address (if other than the Employer.)

    1100 North Market Street
    --------------------------------------------------------------------
    Wilmington, DE 19890-0001
    --------------------------------------------------------------------

    --------------------------------------------------------------------

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------

Print Name
                --------------------------------------------------------

Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

                                              Annuity Contract No. GA __________

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------
Print Name
                --------------------------------------------------------
Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------

Print Name
                --------------------------------------------------------

Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

                                              Annuity Contract No. GA __________

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------
Print Name
                --------------------------------------------------------
Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
               ---------------------------------------------------------

Print Name
               ---------------------------------------------------------

Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

                                              Annuity Contract No. GA __________

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------
Print Name
                --------------------------------------------------------
Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
               ---------------------------------------------------------

Print Name
               ---------------------------------------------------------

Date
     ---------------

Address (if other than the Employer.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

                                              Annuity Contract No. GA __________

                                  ATTACHMENT C

                    CORPORATE CUSTODIAL TRUST AGREEMENT

This agreement is made by and between the Employer and the bank or trust company who have accepted the positions of Trustee hereunder. The Employer has adopted a Plan, named in the Adoption Agreement, for benefit of its employees. Any change in Plan Name shall not affect this agreement.

For purposes of this document, the terms trust, Trust Agreement, Trust Fund, and Trustee refer only to this Attachment C.

The Employer and the Trustee mutually agree as follows:

SECTION .01 - LIMITED SCOPE.

Other provisions of this Plan to the contrary notwithstanding, the duties, responsibilities, and liability of the Trustee shall be governed solely by this Attachment C if the Employer has selected the corporate custodial trust status in the Adoption Agreement and has signed thereunder. The Trust Fund shall include only those assets which the Trustee accepts and which are actually received by the Trustee. The Trustee shall have no responsibility for any funds deposited or invested with the Insurer under any group Annuity Contract and such contracts shall not constitute a part of the Trust Fund.

The corpus or income of the Trust Fund shall not be used for, or diverted to, purposes other than for the exclusive benefit of the Members or their Beneficiaries.

SECTION.02 - THE TRUSTEE.

The Trustee(s) who accepts appointment as Trustee on the effective date of this Trust Agreement shall be listed on the signature page(s) of this document. The Trustee accepts this appointment by executing this agreement. The Employer has the power to appoint an additional or successor Trustee at any time. An additional or successor Trustee will accept such appointment in writing.

The Employer may remove the Trustee upon thirty (30) days prior written notice. The Trustee may resign at any time upon thirty (30) days written notice to the Employer; or, with the consent of the Employer, the Trustee may resign with less than thirty (30) days prior written notice. Upon such removal or resignation of the Trustee, the Employer shall appoint a successor Trustee, who shall have the same powers and duties as those conferred upon the Trustee hereunder.

If the appointed Trustee fails to accept the appointment, or if the Employer fails to appoint a successor Trustee within thirty (30) days of the resignation or removal of the Trustee, the President, or such other officer of the Employer who is eligible, shall be appointed successor Trustee and shall be deemed to have filed his or her acceptance of appointment as the Trustee.

When appointment has been accepted, or deemed accepted, by a successor Trustee, the removed or resigning Trustee must assign, transfer, pay over, and deliver to the successor Trustee all of the assets which then constitute the Trust Fund. No successor Trustee shall be obliged to examine the accounts, records, and acts of any previous Trustee or Trustees, and such successor Trustee in no way or manner shall be responsible for any action or omission to act on the part of any previous Trustee.

If there are two or more persons appointed as Trustee, they may, in writing, name one of their number to act in the execution of all documents relating to the Plan and trust. When more than two persons have been appointed Trustees, all acts and decisions shall be made by majority vote.

The Employer shall notify the Insurer of any change of Trust Agreement or Trustee.

                                              Annuity Contract No. GA __________

SECTION .03 - DUTIES OF THE TRUSTEE.

The Trustee shall accept and hold the Trust Fund and administer it according to the provisions of this Trust Agreement and the provisions of the Plan. The Trustee has no duty to demand or require that Contributions be made to the trust, nor shall the Trustee be liable to determine the amount of any Contributions to the trust or the adequacy of such Contributions to meet or discharge any liabilities under the Plan.

The Plan is administered by the Plan Administrator. The Trustee is not responsible for any aspect of its administration. The Trustee is not required to look into any action taken by the Employer, the Plan Administrator, the Named Fiduciary, or an Investment Manager, and will be fully protected in taking, permitting, or omitting any action on the basis of their instructions or direction. Any instructions or direction by the Employer, the Plan Administrator, the Named Fiduciary, or an Investment Manager, according to the Plan provisions shall be evidenced in writing. The Employer will indemnify the Trustee by satisfying any liabilities the Trustee may incur in acting according to the Trust provisions upon written instruction from the Employer, the Plan Administrator, the Named Fiduciary, or an Investment Manager.

It is the desire of the Employer that the custodial Trustee's role under this Trust Agreement is to be ministerial only. To that end, this section and the following section pertaining to the duties and powers of the custodial Trustee are restricted to those duties and powers specifically set forth in this Trust Agreement.

SECTION .04 - POWERS OF THE TRUSTEE.

The Trustee, if authorized in writing by the Employer to do so, is authorized and empowered to:

a) hold title to the assets of the Trust Fund, which may include entering into depository arrangements for the safekeeping of records relevant to the ownership of such assets with any bank or banks as the Trustee may choose, and invest the Trust Fund in one or more of the following classes of assets as directed by the Employer, the Plan Administrator, the Named Fiduciary, or an Investment Manager:

      1)    closed-end or open-end mutual funds;

      2) cash or other short-term investments including savings accounts and money market funds to the extent deemed advisable by the Employer or the Plan Administrator and/or the Trustee in order to satisfy the liquidity needs of the Plan;

      3) common or preferred stock of the Employer or an affiliate of the Employer provided the securities are regularly traded on a national securities exchange; and

      4) loans to Members provided such loans are duly authorized by the Plan and that such authorization meets the requirements of both ERISA and the Code;

b) make distributions, including distributions to Members, or other expenditures, as directed by the Employer, the Plan Administrator, or the Named Fiduciary;

c) vote directly and indirectly on all matters pertaining to all securities held hereunder (other than Qualifying Employer Securities), as directed by the Employer, the Plan Administrator, the Named Fiduciary, or the Member. In no event shall the Trustee be required to review such directions, and the Employer shall indemnify and protect the Trustee from any claims resulting from following such directions. If no direction is given by the Member, the Employer, the Plan Administrator, or the Named Fiduciary, the Trustee is authorized in its discretion to vote indirectly by proxy on all matters pertaining to securities held hereunder.

                                              Annuity Contract No. GA __________

d) vote Qualifying Employer Securities in the manner described in the Adoption Agreement.

e) make, execute, acknowledge, and deliver any instruments that may be necessary to carry out the duties and powers granted hereunder;

f) employ and pay reasonable compensation to agents, brokers, attorneys, accountants, or other persons, whose advice or services the Trustee may deem necessary in carrying out its duties and powers;

g) institute, maintain, or defend any litigation necessary in connection with the administration of the trust, provided, the Trustee shall be under no duty or obligation to do so unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or be paid reasonable compensation for its own extraordinary services in connection therewith; and

h) to refrain from managing and controlling the investments of the Trust Fund, it being contemplated that all Plan assets will be under the control or direction of the Insurer or a properly appointed Investment Manager or subject to Member, Employer, Plan Administrator, or Named Fiduciary direction. The Trustee shall not be responsible for reviewing reports provided by the Insurer or any Investment Manager.

SECTION .05 - EXPENSES.

The Trustee may employ such agents, attorneys, auditors, clerical and other assistants as in its judgment may be necessary or desirable for the proper administration of the Trust Fund. The Trustee shall be reimbursed by the Employer for all such expenses and for such reasonable compensation for the Trustee as may be agreed upon from time to time by the Employer and the Trustee. The expenses of administration of the Trust Fund incurred by the Plan Administrator, the Trustee, or any custodian, including counsel fees, accounting fees, and stock transfer charges, shall be paid from the Trust Fund or Plan if, and to the extent, the Employer does not pay such expenses, fees, and charges.

SECTION .06 - ACCOUNTING.

The Trustee shall maintain true and accurate records and accounts reflecting all receipts and disbursements of the Trust Fund and containing a description of all Trust Fund assets held hereunder. These records must be open to inspection and audit by the Employer, the Plan Administrator, and the Named Fiduciary at all reasonable times.

Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

The Trustee shall file all reports, returns and information required to be filed by Trustees under the Code and regulations and rulings issued under the Code.

The Trustee shall file with the Employer an accounting of its transactions as soon as practical after the first day of each Plan Year or any other date specified. Any report or accounting which the Trustee files with the Employer is open to inspection by a Member for a period of sixty (60) days following the date it is filed. At the end of the sixty-day period, the Trustee is released and discharged as to any matters set forth in the report or account, except with respect to any act or omission as to which a Member, the Employer, the Plan Administrator, or the Named Fiduciary has filed a written objection within the sixty-day period.

In preparing its reports, the Trustee shall be permitted to rely upon, and deem accurate without the need for independent verification, reports furnished to the Employer, Plan Administrator, and/or Trustee by the Insurer, any Investment Manager, and any other outside investment fund or custodian.

                                              Annuity Contract No. GA __________

SECTION .07 - AMENDMENT.

The Employer delegates authority to Principal Life Insurance Company, as sponsor of the prototype plan, to amend this Trust Agreement, and hereby agrees to any such amendment. No such amendment shall alter or increase the duties or responsibilities of the Trustee without the Trustee's written consent nor permit any part of the corpus or income of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Members or their Beneficiaries.

The Employer and the Trustee jointly reserve the right to amend this Trust Agreement by written instrument executed by both parties at any time upon terms mutually acceptable, subject to the following paragraph.

If the Employer amends this Trust Agreement on its own authority and not by way of the authority delegated to Principal Life Insurance Company, then this Trust Agreement and the Plan it funds will no longer be a prototype plan within the meaning of governmental regulations. In that event, Principal Life Insurance Company will not be the prototype plan sponsor and the Plan will not be a prototype plan. The Employer may continue its retirement program under separate and distinct documents from this Trust and Plan. However, this Trust Agreement will cease and all Plan assets and Annuity Contracts held hereunder will be transferred to an alternate funding medium under the terms of the terminated, restated, or new plan, whichever is applicable.

SECTION .08 - TERMINATION.

The Employer reserves the right to terminate this Trust Agreement by a written instrument delivered to the Trustee. This Trust Agreement shall terminate upon the dissolution or liquidation of the Employer unless a successor corporation or business organization agrees in writing to assume the obligations of the Plan and this trust.

In the event of the termination of the trust while the Plan is being continued, the Employer agrees to amend the Plan by the adoption of a superceding Adoption Agreement. The remainder of the assets of the Trust Fund shall be transferred to the person or institution authorized in writing by the Employer to receive such assets.

In the event of the termination of the trust on account of termination of the Plan, the assets of the Trust Fund shall be applied to provide the benefits specified in the Plan upon termination of the Plan.

SECTION .09 - INSURANCE COMPANY.

With regard to the portion of the Plan funds which are held by an insurance company, if any, such insurance company shall in no event be deemed to be a party to this trust or to be responsible for its validity. The obligations and responsibilities of the insurance company shall be measured and determined solely by the terms of the contract or policy and it shall not be required to do any act not provided in, or any act contrary to, the provisions of such contract or policy.

The insurance company shall not be required to look into the terms of this trust or question any action of the Trustee, nor shall it be responsible to see that any action of the Trustee is authorized. The insurance company shall act only upon the written direction of the Trustee and shall be fully discharged from any and all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee or for any change made or action taken upon such direction; and shall not be obligated to see that any money paid by it to the Trustee or to any person shall be properly distributed or applied. Any instrument executed by the Trustee may be treated as conclusive. The insurance company shall be without liability in taking, permitting, or omitting any action on the faith of any such instrument and shall incur no liability or responsibility for doing so.

                                              Annuity Contract No. GA __________

Notwithstanding any other provision of this Plan and trust, all notices, proposed contract amendments, rate or fee changes, or other communications regarding all group Annuity Contracts that are held hereunder will be sent directly by the issuer of the contract to the Employer, and the Trustee shall act on behalf of the Plan with respect to any such notice, proposed amendment, change, or other communication only in accordance with the written direction of the Employer. Any rights of a contractholder under any such group Annuity Contract to discontinue, amend, or otherwise modify the contract shall be exercised only upon the specific written direction of the Employer to the issuer of the contract or by the Trustee at the Employer's specific written direction.

SECTION .10 - LIMITATION ON RIGHTS AND REMEDIES.

In any action or proceeding involving the Trust Fund, or the administration of the Trust Fund, only the Trustee and the Employer shall be the necessary parties. Unless otherwise ordered by the court entertaining jurisdiction thereover, no other person having or claiming to have an interest in the Trust Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall be conclusive upon all persons claiming under this Trust Agreement.

SECTION .11 - LIMITATION OF TRUSTEE'S LIABILITY.

a) Any direction to the Trustee by a Member, the Employer, the Plan Administrator, the Named Fiduciary, the Insurer, or other person pursuant to any of the provisions of this Plan and Trust shall be in writing, and shall be effective only upon receipt by the Trustee. The Trustee may rely upon any and all written or oral directions or instructions reasonably believed by it to be genuine and shall be fully protected in acting in accordance therewith. The Employer agrees to indemnify and hold the Trustee harmless against any loss, cost, claim damage, expense, and liability (including attorney's fees) and other costs it may incur in acting upon such written or oral instructions or directions. Except for gross negligence, willful misconduct, or willful breach of trust, the Trustee shall incur no liability for any act or failure to act pursuant to this Trust Agreement, unless a higher standard of care is imposed by ERISA.

b) The Trustee is not liable for the acts or omissions of any Investment Manager appointed by the Employer, the Plan Administrator, or the Insurer, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Employer, the Plan Administrator, the Trustee, and any properly appointed Investment Manager may execute a letter of agreement as a part of this Plan delineating the duties, responsibilities, fee structure, and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

c) The Trustee may assume that the Employer, the Plan Administrator, the Investment Manager, and the Insurer are discharging their duties under this Plan and Trust Agreement unless and until it is notified to the contrary in writing by any person known to it to be a Member in the Plan, the Employer, or a governmental agency with jurisdiction. In the event the Trustee receives said written notice, then the Trustee shall provide such written notice to the Employer, the Plan Administrator, or Insurer, as the case may be and may, if it so desires, apply to a court of competent jurisdiction and/or Federal regulatory authorities for guidance with respect to disposition of the Trust Fund.

SECTION .12 - SECTION 404(C) COMPLIANCE.

In the event the Plan provides for Member directed investments, the Plan Administrator agrees to administer the Plan and trust so as to meet the provisions of ERISA Section 404(c) and the regulations promulgated thereunder. Toward this end, the Plan shall permit the Members to choose from a broad range of investments and to exercise the requisite control over the assets in their Accounts. In addition, the Plan Administrator shall make certain that necessary information shall be automatically provided to the Members in accordance with the regulations under ERISA Section 404(c).

                                              Annuity Contract No. GA __________

The Trustee shall have no duty or responsibility to review any aspect relating to compliance with ERISA Section 404(c).

SECTION .13 - MISCELLANEOUS.

a) Third Parties Dealing with Trustee. To the extent permitted by law, no person shall be obliged to see to the application of any money paid or property delivered to the Trustee, nor shall any such person be required to take cognizance of the provisions of this Trust Agreement. The certificate of Trustee may be received by any person dealing with the Trustee as conclusive evidence of any matter relating to this Trust Agreement or the administration thereof. In general, each person dealing with the Trustee may act upon any advice, request, or representation in writing by the Trustee, or the Trustee's duly authorized agent, and shall not be liable to any person in so doing. In case of doubt as to whether the Trustee has or has not been granted a specific power not enumerated hereunder, the certificate of Trustee that the exercise of such power is necessary or desirable for the proper administration or distribution of the Trust Fund shall be conclusive upon all persons dealing with the Trustee to the same extent as if such power had been specifically granted to the Trustee.

b) Certificate of Authority from Third Parties. The Trustee may require any certificate, notice, or other instrument or information believed by it to be necessary to perform its duties hereunder and may rely and act upon the basis of any such certificate, notice, instrument, or other information furnished to the Trustee which it believes to be reliable and to have been signed, made, or presented by the proper party or parties.

c) No liability for Actions of Employer and Plan Administrator. To the extent permitted by law, the Trustee shall not be responsible for any act or omissions of the Employer, the Plan Administrator, or the Named Fiduciary. The Trustee shall be under no duty to inquire into any rule, regulation, instruction, direction, or order purporting to have been issued by the Employer, the Plan Administrator, or Named Fiduciary.

d) Applicable Law. Except to the extent that ERISA applies, the laws of the state in which the Trustee has its principal office shall govern, control, and determine all questions arising with respect to a Trustee acting pursuant to the provisions of this Trust Agreement, including the validity of its provisions.

e) Other. Notwithstanding anything else in this Trust Agreement, the Trustee has the right, but not the obligation, to seek guidance from a court of competent jurisdiction and/or Federal regulatory authorities with respect to the handling and disposition of the Trust Fund.

SECTION .14 - EXECUTION.

This Trust Agreement shall be executed in counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF, the undersigned have executed this Trust Agreement for the Employer as of the ___6th___ day of ______February_____, 2002.
By  /s/ Michael A. DiGregorio
    ----------------------------------------------
                       (Signature)

Business Title  Vice President
                ----------------------------------
Print Name  Michael A. DiGregorio
            ----------------------------------------

                                              Annuity Contract No. GA __________

THE UNDERSIGNED HEREBY ACCEPTS APPOINTMENT AS TRUSTEE HEREUNDER AND AGREES TO BE BOUND BY THE TERMS OF THIS TRUST AGREEMENT.

ACCEPTANCE OF THE TRUSTEE

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------
Print Name
                --------------------------------------------------------
Date
     ---------------

BANK OR TRUST COMPANY - NAME AND ADDRESS

Bankers Trust Company of Des Moines, Iowa
------------------------------------------------------------------------
665 Locust Street
------------------------------------------------------------------------
Des Moines, IA  50309-
------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

(Complete if bank or trust company requires two signatures.)

By
   ---------------------------------------------------------------------
                                   (Signature)

Business Title
                --------------------------------------------------------
Print Name
                --------------------------------------------------------
Date
     ---------------

                                                 Annuity Contract No. GA _____

                           PRINCIPAL FINANCIAL GROUP
                                    PROTOTYPE

================================================================================

                               BASIC SAVINGS PLAN




                               BASIC PLAN NO.: 02
                                TO BE USED WITH
                     ADOPTION AGREEMENT PLAN NOS.: 001-002


                            APPROVED: AUGUST 7, 2001







                     [PRINCIPAL LIFE INSURANCE COMPANY LOGO]
                        Principal Life Insurance Company
                           Des Moines, IA 50392-0001

                               TABLE OF CONTENTS


INTRODUCTION

ARTICLE I - FORMAT AND DEFINITIONS

   Section 1.01 - Format
   Section 1.02 - Definitions

ARTICLE II - PARTICIPATION

   Section 2.01 - Active Member
   Section 2.02 - Inactive Member
   Section 2.03 - Cessation of Participation
   Section 2.04 - Adopting Employers - Separate Plans
   Section 2.05 - Adopting Employers - Single Plan

ARTICLE III - CONTRIBUTIONS

   Section 3.01 - Employer Contributions
   Section 3.02 - Voluntary Contributions by Members
   Section 3.03 - Rollover Contributions
   Section 3.04 - Forfeitures
   Section 3.05 - Allocation
   Section 3.06 - Contribution Limitation
   Section 3.07 - Excess Amounts
   Section 3.08 - 401(k) Safe Harbor Provisions
   Section 3.09 - 401(k) SIMPLE Provisions

ARTICLE IV - INVESTMENT OF CONTRIBUTIONS

   Section 4.01 - Investment and Timing of Contributions
   Section 4.01A - Investment in Qualifying Employer Securities
   Section 4.02 - Purchase of Insurance
   Section 4.03 - Transfer of Ownership
   Section 4.04 - Termination of Insurance

ARTICLE V - BENEFITS

   Section 5.01 - Retirement Benefits
   Section 5.02 - Death Benefits
   Section 5.03 - Vested Benefits
   Section 5.04 - When Benefits Start
   Section 5.05 - Withdrawal Benefits
   Section 5.06 - Loans to Members
   Section 5.07 - Distributions Under Qualified Domestic Relations Orders

ARTICLE VI - DISTRIBUTION OF BENEFITS FOR PLANS WHICH PROVIDE FOR
LIFE ANNUITIES

   Section 6.01 - Automatic Forms of Distribution
   Section 6.02 - Optional Forms of Distribution
   Section 6.03 - Election Procedures
   Section 6.04 - Notice Requirements
   Section 6.05 - Transitional Rules

ARTICLE VIA - DISTRIBUTION OF BENEFITS FOR PLANS WHICH DO NOT PROVIDE FOR LIFE ANNUITIES

   Section 6A.01 - Automatic Forms of Distribution
   Section 6A.02 - Optional Forms of Distribution
   Section 6A.03 - Election Procedures
   Section 6A.04 - Notice Requirements

ARTICLE VII - DISTRIBUTION REQUIREMENTS

   Section 7.01 - Application
   Section 7.02 - Definitions
   Section 7.03 - Distribution Requirements
   Section 7.04 - Transitional Rule

ARTICLE VIII - TERMINATION OF THE PLAN

ARTICLE IX - ADMINISTRATION OF THE PLAN

   Section 9.01 - Administration
   Section 9.02 - Expenses
   Section 9.03 - Records
   Section 9.04 - Information Available
   Section 9.05 - Claim and Appeal Procedures
   Section 9.06 - Delegation of Authority
   Section 9.07 - Exercise of Discretionary Authority
   Section 9.08 - Voting and Tender of Qualifying Employer Securities
   Section 9.09 - Voting and Tender of Self-directed Brokerage Accounts

ARTICLE X - GENERAL PROVISIONS

   Section 10.01 - Amendments
   Section 10.02 - Direct Rollovers
   Section 10.03 - Mergers and Direct Transfers
   Section 10.04 - Provisions Relating to the Insurer and Other Parties
   Section 10.05 - Employment Status
   Section 10.06 - Rights to Plan Assets
   Section 10.07 - Beneficiary
   Section 10.08 - Nonalienation of Benefits
   Section 10.09 - Construction
   Section 10.10 - Legal Actions
   Section 10.11 - Small Amounts
   Section 10.12 - Word Usage

   Section 10.13 - Change in Service Method
   Section 10.14 - Military Service
   Section 10.15 - Qualification of Plan

ARTICLE XI - TOP-HEAVY PLAN REQUIREMENTS

   Section 11.01 - Application
   Section 11.02 - Definitions
   Section 11.03 - Modification of Vesting Requirements
   Section 11.04 - Modification of Contributions
   Section 11.05 - Modification of Contribution Limitation

ATTACHMENTS

   Attachment A - Discretionary Trust Agreement
   Attachment B - Corporate Directed Trust Agreement
   Attachment C - Corporate Custodial Trust Agreement
   Attachment D - Passive Trust Agreement
   Attachment E - Trustar(SM) Retirement Services Directed Trust Agreement

INTRODUCTION

The provisions of this Plan apply as of the Effective Date or such later date as may be specified in Item A of the Adoption Agreement, except as provided in any attached addendums.

ARTICLE I
FORMAT AND DEFINITIONS

SECTION 1.01 - FORMAT.

Our retirement plan is set out in this document, the attached Adoption Agreement which we signed, and any amendments to these documents. If our Adoption Agreement indicates that a Trust Agreement has been set up, our retirement plan also includes the attached Trust Agreement(s) that we selected, and any amendments to these agreements.

Words and phrases defined in Section 1.02 shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise. These words and phrases have initial capital letters to aid in identifying them as defined terms. References to "Section" are references to parts of this document; references to "Item" are references to parts of the Adoption Agreement.

Some of the defined terms and phrases in Section 1.02 and some of the provisions contained in the following articles do not apply to our Plan and shall not be used in our Plan. The provisions of the attached Adoption Agreement shall determine whether or not the terms and provisions apply.

SECTION 1.02 - DEFINITIONS.

ACCOUNT means, for a Member, his share of the Plan Fund. Separate accounting records shall be kept for those parts of the Member's Account resulting from the following:

a)   Required Contributions.

b)   Nondeductible Voluntary Contributions.

c)   Deductible Voluntary Contributions.

d)   Rollover Contributions.

e)   Elective Deferral Contributions.

f)   Qualified Matching Contributions.

g)   Matching Contributions that are not Qualified Matching Contributions.

h)   Qualified Nonelective Contributions.

i)   All other Employer Contributions.

If the Member's Vesting Percentage is less than 100% as to any of these Contributions, a separate accounting record will be kept for any part of his Account resulting from such Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

A Member's Account shall be reduced by any distribution of his Account and by any Forfeitures. The Member's Account shall participate in the earnings credited, expenses charged, and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees or other interest crediting applicable under the Annuity Contract or other investment arrangement and to any expenses associated therewith.

ACCRUAL SERVICE PERIOD means the period defined in Item R(3).

ACP TEST means the nondiscrimination test described in Code Section 401(m)(2) as provided for in subparagraph (d) of Section 3.07.

ACP TEST SAFE HARBOR means the method described in subparagraph (c) of Section
3.08 for satisfying the ACP Test with respect to Matching Contributions.

ACTIVE MEMBER means an Eligible Employee who is actively participating in the Plan according to the provisions of Section 2.01.

ADDITIONAL CONTRIBUTIONS means additional Employer Contributions. (See Item Q(2) and Sections 3.01 and 3.09.)

ADOPTING EMPLOYER means an employer which is a Controlled Group member and which is listed in Item AB of the Adoption Agreement. If the Adoption Agreement - Standard is used and the transition period described in Code Section 410(b)(6)(C)(ii) has ended with respect to the primary Employer in Item B, Adopting Employer shall also mean all other employers in the Controlled Group for which such transition period has ended, whether or not listed in Item AB.

ADOPTION AGREEMENT means the attached document labeled Adoption Agreement which contains our selections and specifications for our Plan.

ADP TEST means the nondiscrimination test described in Code Section 401(k)(3) as provided for in subparagraph (c) of Section 3.07.

ADP TEST SAFE HARBOR means the method described in subparagraph (b) of Section
3.08 for satisfying the ADP Test.

AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which we are a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code
Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

ALTERNATE PAYEE means any spouse, former spouse, child, or other dependent of a Member who is recognized by a qualified domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Member.

ANNUAL PAY means the Employee's annual Pay defined in Item N(3).

ANNUITY CONTRACT means the annuity contract or contracts into which we, and the Adopting Employers adopting this Plan as a separate plan enter, or the Trustee enters, whichever is appropriate, with the Insurer for guaranteed benefits, for the investment of Contributions in separate accounts, and for the payment of benefits under this Plan. The term Annuity Contract as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

ANNUITY STARTING DATE means, for a Member, the first day of the first period for which an amount is payable as an annuity or any other form.

BASIC PLAN means this document which contains the basic provisions of our Plan.

BENEFICIARY means the person or persons named by a Member to receive any benefits under the Plan when the Member dies. (See Section 10.07.)

CLAIMANT means any person who makes a claim for benefits under this Plan. (See
Section 9.05.)

CODE means the Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT means an individual named by a Member to receive a lifetime benefit under the terms of a survivorship life annuity after the Member dies.

CONTRIBUTIONS means Elective Deferral, Matching, Qualified Nonelective, Additional, Discretionary, Required, Voluntary, and Rollover Contributions, unless the context clearly indicates only specific contributions are meant.

CONTROLLED GROUP means any group of corporations, trades, or businesses of which we are a part that are under common control. A Controlled Group includes any group of corporations, trades, or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for the purpose of determining contribution limitations under
Section 3.06, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group and any other employer required to be aggregated with us under Code Section 414(o) and the regulations thereunder.

DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

DISCRETIONARY CONTRIBUTIONS means discretionary Employer Contributions. (See Item Q(3) and Section 3.01.)

DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's (or former Employee's) surviving spouse and the Employee's (or former Employee's) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

EARLY RETIREMENT AGE means, for a Member, the age defined in Item Z(3).

EARLY RETIREMENT DATE means the date a Member selects for beginning his early retirement benefit after he reaches Early Retirement Age and has ceased to be an Employee. If a Member ceases to be an Employee before satisfying any age requirement for Early Retirement Age, but after satisfying any other requirements, the Member shall be entitled to elect an early retirement benefit upon satisfying such age requirement. (See Item Z(3).)

EARNED INCOME means, for a Self-employed Individual, net earnings from self-employment in the trade or business for which this Plan is established if such Self-employed Individual's personal services are a material income producing factor for that trade or business. Net earnings shall be determined without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items. Net earnings shall be reduced for our employer contributions to our qualified retirement plan(s) to the extent deductible under Code Section 404.

Net earnings shall be determined with regard to the deduction allowed to us by Code Section 164(f) for taxable years beginning after December 31, 1989.

EFFECTIVE DATE means the date specified in Item D.

ELECTIVE DEFERRAL CONTRIBUTIONS means Employer Contributions which are made in accordance with elective deferral agreements between Eligible Employees and us.

Elective deferral agreements shall be made, changed, or terminated according to the provisions of Item O. (See Item O and Section 3.01.)

Elective Deferral Contributions shall be 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Section 5.04.)

ELIGIBLE EMPLOYEE means an Employee who meets the requirements specified in Item J.

ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified plan described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); (iii) any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; (iv) the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (v) any other distribution(s) that is reasonably expected to total less than $200 during a year.

EMPLOYEE means an individual who is employed by us or any other employer required to be aggregated with us under Code Sections 414(b), (c), (m), or (o). A Controlled Group member is required to be aggregated with us.

The term Employee shall include any Self-employed Individual treated as an employee of any employer described in the preceding paragraph as provided in Code Section 401(c)(1). The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Section 414(n) or (o).

EMPLOYER means, except for purposes of Plan Section 3.06, the employer named in Item B and any successor corporation, trade or business which will, by written agreement, assume the obligations of this Plan or any Predecessor Employer which maintained this Plan. The terms we, us, and ours, as they are used in this Plan, refer to the Employer.

EMPLOYER CONTRIBUTIONS means the contributions made by us to fund the Plan. (See
Section 3.01 and 11.04.)

ENTRY BREAK means, when the elapsed time method is used to determine service, a one-year Period of Severance beginning on an Employee's Severance Date. An Employee incurs an Entry Break on the last day of a one-year Period of Severance.

When the hours method is used to determine service, Entry Break is defined in Item L(2)(b)(iv). An Employee incurs an Entry Break on the last day of the Entry Service Period in which he has an Entry Break.

ENTRY DATE means the date an Employee first enters the Plan as an Active Member. (See Item M and Section 2.01.)

ENTRY SERVICE means an Employee's service defined in Item L(2). Entry Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

If Item I(1)(a)(i) is selected, Entry Service shall include service with a Predecessor Employer which did not maintain this Plan. If Item I(2)(b)(i) is selected, Entry Service shall include service with a Prior Employer.

Entry Service shall include a Period of Military Duty. If the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Entry Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been scheduled to work for us during such Period of Military Duty to the extent such hour has not already been counted for purposes of Entry Service.

If the elapsed time method is used, Entry Service shall be measured from his Hire Date to his most recent Severance Date. Entry Service shall be reduced by any Period of Severance that occurred prior to his most recent Severance Date, unless such Period of Severance is included under the service spanning rule below. This period of Entry Service shall be expressed as years (on the basis that 365 days equal one year), months (on the basis that 30 days equals one month) or days.

If the elapsed time method is used, Entry Service shall include a Period of Severance (service spanning rule) if:

a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within 12 months, or

b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within 12 months of the date he was first absent.

If the hours method is used and the Entry Service Period shifts to the Plan Year, an Employee will be credited with two years of Entry Service if he has the Hours of Service required for a year of Entry Service in both his first and second Entry Service Periods.

If the method of crediting Entry Service changes, the provisions of Section
10.13 shall apply.

ENTRY SERVICE PERIOD means the period defined in Item L(2)(b)(iii). If an Employee has a Rehire Date, a new Entry Service Period shall begin on that date in the same manner as if it were a Hire Date.

ERISA means the Employee Retirement Income Security Act of 1974, as amended.

401(k) SAFE HARBOR PLAN means a plan which satisfies the ADP Test Safe Harbor and to which the 401(k) safe harbor provisions of Section 3.08 apply as elected in Item O(8).

401(k) SIMPLE PLAN means a plan to which the 401(k) SIMPLE provisions of Section
3.09 apply as elected in Item O(9).

FISCAL YEAR means our taxable year. (See Item F.)

FORFEITURE means the part, if any, of a Member's Account which is forfeited. (See Section 3.04.)

FORFEITURE DATE means, as to a Member, the date the Member incurs five consecutive Vesting Breaks.

HIGHLY COMPENSATED EMPLOYEE means any Employee who:

a)   was a 5-percent owner at any time during the year or the preceding year, or

b) for the preceding year had compensation from us in excess of $80,000 and, if we so elect in Item K, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

For this purpose the applicable year of the plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. If we have made a calendar year data election in Item K(1)(b), the look-back year shall be the calendar year beginning with or within the look-back year. The Plan may not use such election to determine whether Employees are Highly Compensated Employees on account of being a 5-percent owner.

Calendar year data elections and top-paid group elections, once made, apply for all subsequent years unless changed by us. If we make one election, we are not required to make the other. If both elections are made, the look-back year in determining the top-paid group must be the calendar year beginning with or within the look-back year. These elections must apply consistently to the determination years of all plans maintained by us which reference the highly compensated employee definition in Code Section 414(q), except as provided in Internal Revenue Service Notice 97-45 (or superseding guidance). The consistency requirement will not apply to determination years beginning with or within the 1997 calendar year, and for determination years beginning on or after January 1, 1998 and before January 1, 2000, satisfaction of the consistency requirement is determined without regard to any nonretirement plans of ours.

The determination of who is a highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Internal Revenue Service Notice 97-45.

In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the compensation that is considered, and the identity of the 5-percent owners, shall be made in accordance with Code Section 414(q) and the regulations thereunder.

HIRE DATE means the date an Employee first performs an Hour of Service.

HOUR OF SERVICE means, for the elapsed time method of crediting service in this Plan, each hour for which an Employee is paid, or entitled to payment, for performing duties for us. Hour of Service means, for the hours method of crediting service in this Plan, the following:

a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for us during the applicable service period.

b) Each hour for which an Employee is paid, or entitled to payment, by us on account of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b) no credit shall be given to the
     Employee:

     1) for more than 501 Hours of Service under this subparagraph (b) on account of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single service period); or

     2) for an Hour of Service for which the Employee is directly or indirectly paid, or entitled to payment, on account of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation, or disability insurance laws; or

     3) for an Hour of Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

     For purposes of this subparagraph (b), a payment shall be deemed to be made by or due from us regardless of whether such payment is made by or due from us directly or indirectly through, among others, a trust fund or insurer, to which we contribute or pay premiums and regardless of whether contributions made or due to the trust fund, insurer, or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by us. The same Hour of Service shall not be credited under both this subparagraph (c) and under either subparagraph (a) or (b) above. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above shall be subject to the limitations set forth in that subparagraph.

If elected by us in Item X, Hours of Service shall be determined using an equivalency based on periods of employment in lieu of actual Hours of Service.

The crediting of Hours of Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing such rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to service periods.

Hours of Service shall be credited for employment with any other employer required to be aggregated with us under Code Section 414(b), (c), (m), or (o) and the regulations thereunder for purposes of entry and vesting. Hours of Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or (o) and the regulations thereunder.

Solely for purposes of determining whether a one-year break in service has occurred for entry or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours of Service which would otherwise have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. The Hours of Service credited under this paragraph shall be credited in the service period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following service period.

INACTIVE MEMBER means a former Active Member who has an Account. (See Section 2.02.)

INSURANCE POLICY means, for trusteed plans, the life insurance policy or policies issued to the Trustee by the Insurer as provided in Item U(4)(a) and
Article IV. The term Insurance Policy as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

INSURER means Principal Life Insurance Company and, if Item U(4)(a) is selected, the insurance company or companies named by the Trustee in its discretion or as directed under the Trust Agreement to issue Insurance Policies.

In addition, if this Plan is a restatement of a Prior Plan, Insurer shall also mean any life insurance company which has issued a group annuity contract to either the Employer or the Trustee and such contract remains in effect.

INTEGRATION LEVEL means the Integration Level defined in Item Q(3)(b).

INVESTMENT FUND means the total of Plan assets, excluding the cash value of any Insurance Policy and the guaranteed benefit policy portion of any Annuity Contract. All or a portion of these assets may be held under, or invested pursuant to, the terms of a Trust Agreement if Item U(1)(a) is selected.

The Investment Fund shall be valued at current fair market value as of the Valuation Date. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Investment Fund.

The Investment Fund shall be allocated at all times to Members, except as otherwise expressly provided in the Plan. The Account of a Member shall be credited with its share of the gains and losses of the Investment Fund. That part of a Member's Account invested in a funding arrangement which establishes one or more accounts or investment vehicles for such Member thereunder shall be credited with the gain or loss from such accounts or investment vehicles. That part of a Member's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Member's Account invested in such funding arrangement to the total of the Investment Fund invested in such funding arrangement.

INVESTMENT MANAGER means any fiduciary (other than a Trustee or Named
Fiduciary):

a)   who has the power to manage, acquire, or dispose of any assets of the Plan;

b) who (i) is registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is not registered as an investment adviser under such Act by reason of paragraph (1) of section 203A(a) of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor; (iii) is a bank, as defined in that Act; or
     (iv) is an insurance company qualified
     to perform services described in subparagraph (a) above under the laws of more than one state; and

c)   who has acknowledged in writing being a fiduciary with respect to the Plan.

ITEM means the specified item in the Adoption Agreement we signed.

LATE RETIREMENT DATE means the first day of any month which is after a Member's Normal Retirement Date and on which retirement benefits begin. If a Member continues to work for us after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after the date he ceases to be an Employee. An earlier Retirement Date, if so permitted in Item Z(2), or a later Retirement Date may apply if the Member so elects. An earlier Retirement Date may apply if the Member is 70 1/2 or older. (See Section 5.04.)

LEASED EMPLOYEE means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided by the leasing organization to a Leased Employee, which are attributable to service performed for the recipient employer, shall be treated as provided by the recipient employer.

A Leased Employee shall not be considered an employee of the recipient if:

a) such employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but for years beginning before January 1, 1998, including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b), (ii) immediate participation, and (iii) full and immediate vesting, and

b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force.

LOAN ADMINISTRATOR means the person(s) or position(s) named in Item U(3)(a)(i).

MATCHING CONTRIBUTIONS means Employer Contributions which are contingent on a Member's Elective Deferral Contributions. (See Items O(8) and P and Sections 3.01, 3.08 and 3.09.)

MAXIMUM INTEGRATION RATE means the Maximum Integration Rate defined in Item Q(3)(b).

MEMBER means either an Active Member or an Inactive Member.

MEMBER CONTRIBUTIONS means Voluntary Contributions and Required Contributions, unless the context clearly indicates only one is meant.

MONTHLY DATE means each Yearly Date and the same day of each following month during the Plan Year beginning on such Yearly Date.

NAMED FIDUCIARY means the person named in Item G.

NET PROFITS means our current or accumulated net earnings, determined according to generally accepted accounting practices, before any Contributions made by us under this Plan and before any deduction for Federal or state income tax, dividends on our stock, and capital gains or losses. If we are a nonprofit organization under Code Section 501(c)(3), Net Profits means excess revenues (excess of receipts over expenditures).

NONHIGHLY COMPENSATED EMPLOYEE means an Employee of the Employer who is not a Highly Compensated Employee.

NONVESTED ACCOUNT means the excess, if any, of a Member's Account over his Vested Account.

NORMAL FORM means a single life annuity with installment refund.

NORMAL RETIREMENT AGE means, for a Member, the age defined in Item Z(1).

NORMAL RETIREMENT DATE means the earliest first day of the month on or after a Member reaches Normal Retirement Age. Retirement benefits shall begin on a Member's Normal Retirement Date if he is not an Employee, has a Vested Account, and has not elected to have retirement benefits begin later. However, retirement benefits shall not begin before the later of age 62 or his Normal Retirement Age, unless the qualified election procedures of Article VI or VIA, whichever applies, are met. If permitted in Item Z(2), a Member may choose to have retirement benefits begin on his Normal Retirement Date, even if he is an Employee on such date. An earlier Retirement Date may apply if the Member is 70 1/2 or older. (See Section 5.04.)

OWNER-EMPLOYEE means a Self-employed Individual who, in the case of a sole proprietorship, owns the entire interest in the unincorporated trade or business for which this Plan is established. If this Plan is established for a partnership, an Owner-employee means a Self-employed Individual who owns more than 10 percent of either the capital interest or profits interest in such partnership.

PARENTAL ABSENCE means an Employee's absence from work:

a)   by reason of pregnancy of the Employee,

b)   by reason of birth of a child of the Employee,

c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

PAY means the pay defined in Item N(1).

For Plan Years beginning on and after January 1, 1994, the annual Pay of each Member taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If a determination period consists of fewer than 12 months, the annual limit is an amount equal to the otherwise applicable annual limit multiplied by a fraction. The numerator of the fraction is the number of months in the short determination period and the denominator of the fraction is 12.

If Pay for any prior determination period is taken into account in determining a Member's contributions or benefits for the current Plan Year, the Pay for such prior determination period is subject to the applicable annual pay limit in effect for that determination period. For this purpose, in determining contributions or benefits in Plan Years beginning on or after January 1, 1994, the annual Pay limit in effect for determination periods beginning before that date is $150,000.

Pay means, for a Self-employed Individual, Earned Income.

Pay means, for a Leased Employee, Pay for the services the Leased Employee performs for us, determined in the same manner as the Pay of Employees who are not Leased Employees, regardless of whether such Pay is received directly from us or from the leasing organization.

PAY YEAR means the consecutive 12-month period defined in Item N(3).

PERIOD OF MILITARY DUTY means, for an Employee

a)   who served as a member of the armed forces of the United States, and

b) who was reemployed by us at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under Chapter 43 of Title 38 of the United States Code,

the period of time from the date the Employee was first absent from work for us because of such military duty to the date the Employee was reemployed.

PERIOD OF SERVICE means a period of time beginning on an Employee's Hire or Rehire Date, whichever applies, and ending on his Severance Date.

PERIOD OF SEVERANCE means a period beginning on an Employee's Severance Date and ending on the date he again performs an Hour of Service.

A one-year Period of Severance means a Period of Severance of 12 consecutive months.

Solely for purposes of determining whether a one-year Period of Severance has occurred for entry or vesting purposes, the consecutive 12-month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance.

PLAN means our retirement plan set forth in the attached Adoption Agreement and this document, including any later amendments to them. If our Adoption Agreement indicates that a Trust Agreement has been set up, the term Plan shall include the term Trust Agreement, unless the context clearly indicates otherwise.

PLAN ADMINISTRATOR means the person named in Item H.

PLAN FUND means the total of the Investment Fund, the guaranteed benefit policy portion of any Annuity Contract, and the cash value of any Insurance Policy. The Investment Fund shall be valued as stated in its definition. The guaranteed benefit policy portion of any Annuity Contract shall be determined in accordance with the terms of the Annuity Contract and, to the extent that such Annuity Contract allocates contract values to Members, allocated to Members in accordance with its terms. The cash value of any Insurance Policy shall be stated in such policy. The total of all amounts held under the Plan Fund shall equal the value of the aggregate of Members' Accounts under the Plan.

PLAN YEAR means a consecutive 12-month period beginning on a Yearly Date and ending on the day before the next Yearly Date. If the Yearly Date changes, the change will result in a short Plan Year. If a service period or the Pay Year is based on the Plan Year, corresponding years before the Effective Date shall be included.

PLAN-YEAR QUARTER means a period beginning on a Quarterly Date and ending on the day before the next Quarterly Date.

PREDECESSOR EMPLOYER means a predecessor employer defined in Item I(1).

PRIOR EMPLOYER means a prior employer defined in Item I(2).

PRIOR PLAN means a retirement plan of ours or of a Predecessor Employer which was qualifiable under Code Section 401(a), and of which this Plan is a restatement, as specified in the initial Adoption Agreement. If, because of a merger, consolidation, or transfer of assets or liabilities, this Plan is a continuation of a plan which was qualifiable under Code Section 401(a), that plan shall be a Prior Plan. If, with the approval of any governmental agency to which it is subject, the assets of a terminated plan of ours which was qualified under Code Section 401(a) are transferred to this Plan, that terminated plan shall be deemed to be the Prior Plan.

PRIOR PLAN ASSETS means the assets accumulated under the Prior Plan which have not been distributed and which are held under this Plan.

QUALIFIED JOINT AND SURVIVOR ANNUITY means, for a Member who has a spouse, an immediate survivorship life annuity with installment refund, where the Contingent Annuitant is the Member's spouse and the survivorship percentage is 50%. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

The amount of the benefit payable under the Qualified Joint and Survivor Annuity shall be the amount of benefit which may be provided by the Member's Vested Account.

QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Section 5.04.) Our Matching Contributions shall be Qualified Matching Contributions if elected in Item O(8)(b)(i) or P(8).

QUALIFIED NONELECTIVE CONTRIBUTIONS means Employer Contributions (other than Elective Deferral Contributions and Qualified Matching Contributions) which are 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. (See Items O(8)(b)(ii), O(8)(d), and Q(1) and Sections 3.01, 3.08, and 5.04.)

QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a life annuity with installment refund payable to the surviving spouse of a Member who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

QUALIFYING EMPLOYER SECURITIES means any security which is issued by us or any Controlled Group member and which meets the requirements of Code Section 409(l) and ERISA Section 407(d)(5)(a). This shall also include any securities that satisfied the requirements of the definition when these securities were assigned to the Plan.

QUALIFYING EMPLOYER SECURITIES FUND means that part of the assets of the Trust Fund that are designated to be held primarily or exclusively in Qualifying Employer Securities for the purpose of providing benefits for Members.

QUARTERLY DATE means each Yearly Date and the third, sixth, and ninth Monthly Date after each Yearly Date which is within the same Plan Year.

REENTRY DATE means the date a former Active Member reenters the Plan. (See
Section 2.01.)

REHIRE DATE means the date an Employee first performs an Hour of Service following a Period of Severance when the elapsed time method is used, or an Entry Break when the hours method is used.

REQUIRED CONTRIBUTIONS means nondeductible employee contributions required from an active member in order to participate in the Prior Plan.

RESTATEMENT DATE means the date our retirement plan was last restated. (See Item A(2) of the initial Adoption Agreement.)

RETIREMENT DATE means the date a retirement benefit will begin and is a Member's Early, Normal, or Late Retirement Date, as the case may be.

ROLLOVER CONTRIBUTIONS means the rollover contributions which are made by an Eligible Employee or an Inactive Member. (See Section 3.03.)

SELF-DIRECTED BROKERAGE ACCOUNT means that portion of a Member's Account that is invested at the Member's direction in the Principal Self-directed Brokerage Account?.

SELF-EMPLOYED INDIVIDUAL means, with respect to any Fiscal Year, an individual who has Earned Income for the Fiscal Year (or who would have Earned Income but for the fact the trade or business for which this Plan is established did not have net profits for such Fiscal Year).

SEMI-YEARLY DATE means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

SEVERANCE DATE means the earlier of:

a)   the date on which an Employee quits, retires, dies, or is discharged, or

b) the first anniversary of the date an Employee begins a one-year absence from service (with or without pay). This absence may be the result of any combination of vacation, holiday, sickness, disability, leave of absence, or layoff.

Solely to determine whether a one-year Period of Severance has occurred for entry or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, Severance Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance.

SIGNIFICANT CORPORATE EVENT means any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as may be prescribed in regulations under Code Section 409(e)(3).

TAXABLE WAGE BASE means the contribution and benefit base under section 230 of the Social Security Act.

TOTALLY DISABLED means that a Member is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

If our Employees are not covered under Title II of the Federal Social Security Act, Totally Disabled means that a Member is disabled as a result of sickness or injury, to the extent that he is completely prevented from performing any work or engaging in any occupation for wage or profit, and has been continuously disabled for six months. Initial written proof that the disability exists and has continued for at least six months must be furnished to the Plan Administrator by the Member within one year after the date the disability begins. The Plan Administrator, upon receipt of any notice of proof of a Member's total disability, shall have the right and opportunity to have a physician it designates examine the Member when and as often as it may reasonably require, but not more than once each year after the disability has continued uninterruptedly for at least two years beyond the date of furnishing the first proof.

TRUST AGREEMENT means, if we select Item U(1)(a), whichever of the following attached agreements we selected: the Discretionary Trust Agreement labeled Attachment A, the Corporate Directed Trust Agreement labeled Attachment B, the Corporate Custodial Trust Agreement labeled Attachment C, the Passive Trust Agreement labeled Attachment D, or the Trustar? Retirement Services Directed Trust Agreement, labeled Attachment E.

TRUST FUND means the total funds held under an applicable Trust Agreement. The term Trust Fund when used within a Trust Agreement shall mean only the funds held under that Trust Agreement.

TRUSTEE means, for trusteed plans, the party or parties named in the Trust Agreement(s) chosen in Item U(1). The term Trustee as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

VALUATION DATE means the date on which the value of the assets of the Investment Fund is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the last day of the Plan Year. At the discretion of the Plan Administrator, Trustee, or Insurer (whichever applies), assets of the Investment Fund may be valued more frequently. These dates shall also be Valuation Dates.

VESTED ACCOUNT means, on any date, the vested part of a Member's Account. If all Employer Contributions are 100% vested, the Member's Vested Account is equal to his Account. If not all Employer Contributions are 100% vested, and the Member's Vesting Percentage is 100%, the Vested Account equals his Account. If not all Employer Contributions are 100% vested and the Member's Vesting Percentage is not 100%, the Vested Account equals the sum of (a) and (b) below:

a) The part of the Member's Account resulting from Employer Contributions made before any prior Forfeiture Date and all other Contributions which were 100% vested when made. The Member is fully (100%) vested in this part of his Account.

b) The balance of the Member's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

     If the Member has withdrawn any part of his Account resulting from our Contributions, other than vested Employer Contributions included in (a) above, the amount determined under this subparagraph (b) shall be equal to P(AB + D) - D as defined below:

     P     The Member's Vesting Percentage.

     AB The balance of the Member's Account in excess of the amount in (a) above.

     D The amount of the withdrawal resulting from our Contributions, other than our vested Contributions included in (a) above.

VESTING BREAK means, when the elapsed time method is used, a one-year Period of Severance. An Employee incurs a Vesting Break on the last day of a one-year Period of Severance.

When the hours method is used, Vesting Break is defined in Item W(2)(c). An Employee incurs a Vesting Break on the last day of the Vesting Service Period in which he has a Vesting Break.

VESTING PERCENTAGE means the Member's Vesting Percentage determined under Item
V. If the computation of Vesting Percentage is changed, a Member's Vesting Percentage as of the day before the change shall not be reduced due to the change. The provisions of Section 10.01 regarding changes in the computation of Vesting Percentage shall apply.

VESTING SERVICE means an Employee's service determined under Item W. Vesting Service is subject to the modifications selected under that item. Vesting Service shall include service with a Controlled Group member while we are both members of the Controlled Group.

If Item W(4) is selected, Vesting Service is determined under the Prior Plan provisions. Service before the date the Prior Plan became subject to ERISA may be disregarded if such service would have been disregarded under the Prior Plan break in service rules as in effect on the day before such date.

If Item I(1)(a)(ii) is selected, Vesting Service shall include service with a Predecessor Employer which did not maintain this Plan. If Item I(2)(b)(ii) is selected, Vesting Service shall include service with a Prior Employer.

Vesting Service shall include a Period of Military Duty. If the elapsed time method is used, the entire Period of Military Duty shall be included to the extent it has not already been counted as Vesting Service. If the hours method is used, an Hour of Service shall be credited (without regard to the 501 Hours of Service limitation) for each hour the Employee would normally have been scheduled to work for us during such Period of Military Duty, to the extent such hour has not already been credited as Vesting Service.

If the elapsed time method is used, Vesting Service shall be measured from his Hire Date to his most recent Severance Date. Vesting Service shall be reduced by all or any part of a Period of Service that is not counted. Vesting Service shall also be reduced by any Period of Severance that occurred prior to his most recent Severance Date, unless such Period of Severance is included under the service spanning rule below. This period of Vesting Service shall be expressed as years and fractional parts of a year (to four decimal places) on the basis that 365 days equal one year.

If the elapsed time method is used, Vesting Service shall include a Period of Severance (service spanning rule) if:

a) the Period of Severance immediately follows a period during which an Employee is not absent from work and ends within 12 months, or

b) the Period of Severance immediately follows a period during which an Employee is absent from work for any reason other than quitting, being discharged, or retiring (such as a leave of absence or layoff) and ends within 12 months of the date he was first absent.

If the Prior Plan applied the rule of parity before the first Yearly Date in 1985, an Employee's Vesting Service, accumulated before a Vesting Break which occurred before that date, shall be excluded according to the Prior Plan provisions if (i) his Vesting Percentage is zero, and (ii) his latest period of consecutive Vesting Breaks equals or exceeds his prior Vesting Service (disregarding any Vesting Service that was excluded because of a previous period of Vesting Breaks).

For a Member who is not credited with an Hour of Service on or after the first Yearly Date in 1985, Vesting Service accrued before such date and before an age greater than 18 (before the beginning of the Vesting Service Period in which he attained that age, when the hours method is used) shall be excluded if the Prior Plan excluded such service.

If the method of crediting Vesting Service changes, the provisions of Sections
10.01 and 10.13 shall apply.

VESTING SERVICE PERIOD means the period defined in Item W(2)(b).

VOLUNTARY CONTRIBUTIONS means the Contributions by a Member that are not required as a condition of employment, of participation, or for obtaining additional benefits from our Contributions. (See Item T(1) and Section 3.02.)

YEARLY DATE means the Yearly Date defined in Item E.

YEARS OF SERVICE means an Employee's Vesting Service defined in Item W, disregarding any modifications which exclude service.

If Vesting Service is not defined in Item W, Years of Service shall be determined as if Item W(1) was selected.

ARTICLE II
PARTICIPATION

SECTION 2.01 - ACTIVE MEMBER.

An Employee shall first become an Active Member (begin active participation in the Plan) on the earliest date specified in Item M on which he is an Eligible Employee and has met all of the entry requirements selected in Item L. This date is the Member's Entry Date.

Each Employee who was an active member under the Prior Plan on the day before the Restatement Date shall continue to be an Active Member under this Plan on the Restatement Date if he is still an Eligible Employee and his Entry Date shall not change.

If service with a Predecessor Employer or a Prior Employer is counted for purposes of Entry Service in Item I, an Employee shall be credited with such service on the date he becomes an Employee and shall become an Active Member on the earliest date specified in Item M on which he is an Eligible Employee and has met all of the entry requirements selected in Item L. This date is the Member's Entry Date.

If a person has been an Eligible Employee who has met all of the entry requirements selected in Item L but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Member on the date he again becomes an Eligible Employee. This date is the Member's Entry Date.

In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee shall become an Active Member immediately if such Eligible Employee has satisfied the entry requirements in Item L and would have otherwise previously become an Active Member had he met the definition of Eligible Employee. This date is the Member's Entry Date.

An Inactive Member shall again become an Active Member (resume active participation in the Plan) on the date he again performs an Hour of Service as an Eligible Employee. This date is his Reentry Date. Upon again becoming an Active Member, he shall cease to be an Inactive Member.

A former Member shall again become an Active Member (resume active participation in the Plan) on the date he again performs an Hour of Service as an Eligible Employee. This date is his Reentry Date.

There shall be no duplication of benefits for a Member under this Plan because of more than one period as an Active Member.

SECTION 2.02 - INACTIVE MEMBER.

An Active Member shall become an Inactive Member (stop accruing benefits under the Plan) on the earlier of the following:

a)   the date the Member ceases to be an Eligible Employee, or

b)   the effective date of complete termination of the Plan under Article VIII.

An Employee or former Employee who was an inactive member under the Prior Plan on the day before the Restatement Date shall continue to be an Inactive Member under this Plan on the Restatement Date. Eligibility for any benefits payable to the Member or on his behalf and the amount of the benefits shall be determined according to the provisions of the Prior Plan, unless otherwise stated in this Plan.

SECTION 2.03 - CESSATION OF PARTICIPATION.

A Member shall cease to be a Member on the date he is no longer an Eligible Employee and his Account is zero.

SECTION 2.04 - ADOPTING EMPLOYERS - SEPARATE PLANS.

Each Adopting Employer identified as a separate plan in Item AB of the Adoption Agreement -Nonstandard maintains this Plan as a separate and distinct plan for the exclusive benefit of its Employees. An Adopting Employer's adoption of the Plan shall be in writing. If the Adopting Employer did not maintain a Prior Plan, the date of adoption specified in Item AB is the Effective Date of its Plan. This date is the first Yearly Date for the Adopting Employer's Plan and shall be the Entry Date for any of its Employees who have met the requirements in Section 2.01 as of that date. If the Adopting Employer did maintain a Prior Plan, the date of adoption is the Restatement Date of its Plan.

An Adopting Employer shall be deemed to be the Employer but only with respect to its Plan and for those Employees who are on its payroll. In interpreting the Adoption Agreement and this document as to an Adopting Employer, the terms Employer, we, us, and ours shall be deemed to refer to the Adopting Employer and the Adopting Employer's fiscal year is deemed to be the Fiscal Year. The primary Employer in Item B is deemed to be an Adopting Employer for purposes of the following two paragraphs.

The Contributions made by an Adopting Employer, and Forfeitures arising from such Contributions, shall not be used to fund the benefits for Employees of any other Adopting Employer. Service with an Adopting Employer shall be included as service with all other Adopting Employers and transfer of employment, without interruption, between Adopting Employers shall not be an interruption of service. If an Active Member ceases to be an Eligible Employee of an Adopting Employer and immediately becomes an Eligible Employee of another Adopting Employer, for purposes of Employer Contributions only, he shall be an Active Member under the first Adopting Employer's Plan until the earlier of the end of the Plan Year or the date on which he is no longer an Eligible Employee under any Adopting Employer's Plan. In determining his eligibility for, or the amount or allocation of, any Employer Contributions under each Plan, his service from all Adopting Employers shall be taken into account, but only his Pay from the Adopting Employer maintaining such Plan shall be taken into account. If Employer Contributions are made under a service formula, there shall be no duplication of benefits on account of active participation in more than one Plan and the Contribution for any period shall be prorated based on service with each Adopting Employer which maintained such Plans.

If an Integration Level is used to determine the amount or allocation of an Employer Contribution and a Member receives Pay from more than one Adopting Employer, the Integration Level used to determine the amount or allocation of an Adopting Employer's Contribution is equal to the Integration Level multiplied by the ratio of (i) the Member's Pay from the Adopting Employer used to determine the amount or allocation of such Contribution to (ii) such Pay from all Adopting Employers.

Any amendment to the Plan by the primary Employer in Item B shall be deemed to be an amendment to each Adopting Employer's Plan. An Adopting Employer may not amend the Plan other than to restate its Plan in the form of a separate document and, in that event, it shall cease to be an Adopting Employer. An employer shall not be an Adopting Employer if it ceases to be a Controlled Group member. Such an employer may continue its Plan by restating it in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from Item AB.

If the Plan of the Adopting Employer terminates, the provisions of Article VIII shall apply to its Plan.

SECTION 2.05 - ADOPTING EMPLOYERS - SINGLE PLAN.

If the Adoption Agreement - Standard is used, each Adopting Employer listed in Item AB(1) shall be an Adopting Employer which participates with us in this Plan. If the Adoption Agreement - Standard is used and the transition period described in Code Section 410(b)(6)(C)(ii) has ended with respect to us, each Controlled Group member for which such transition period has ended, whether or not listed in Item AB(1), shall also be an Adopting Employer which participates with us in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing. If the Adopting Employer does not agree to participate in writing, we shall, by our signature on the Adoption Agreement, agree in writing for the Adopting Employer.

Each Adopting Employer identified as a single plan in Item AB of the Adoption Agreement -Nonstandard participates with us in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

We have the right to amend the Plan. An Adopting Employer does not have the right to amend the Plan.

If the Adopting Employer did not maintain a Prior Plan, the date of participation specified in Item AB (the day following the end of its transition period described in Code Section 410(b)(6)(C)(ii) for an Adopting Employer not listed in Item AB) shall be the Entry Date for any of its Employees who have met the requirements in Section 2.01 as of that date. Service with and Pay from an Adopting Employer shall be included as service with and Pay from us. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or us shall not be considered an interruption of service. Our Fiscal Year in Item F shall be the Fiscal Year used in interpreting this Plan for Adopting Employers.

Contributions made by an Adopting Employer shall be treated as Contributions made by us. Forfeitures arising from those Contributions shall be used for the benefit of all Members.

An employer shall not be an Adopting Employer if it ceases to be a Controlled Group member. Such an employer may continue a retirement plan for its Employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from Item AB.

If (i) an employer ceases to be an Adopting Employer or the Plan is amended to delete an Adopting Employer and (ii) the Adopting Employer does not continue a retirement plan for the benefit of its Employees, partial termination may result and the provisions of Article VIII shall apply.

ARTICLE III
CONTRIBUTIONS

SECTION 3.01 - EMPLOYER CONTRIBUTIONS.

Our Contributions are conditioned on initial qualification of the Plan. If the Plan is denied initial qualification, the provisions of Section 10.15 shall apply.

The amount of our Contributions is specified in the Adoption Agreement.

Our Contributions are made without regard to our current or accumulated Net Profits, unless otherwise specified in Item R(1)(a). Elective Deferral Contributions shall in all events be made without regard to our current or accumulated Net Profits. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417.

No Member shall be permitted to have Elective Deferral Contributions, as defined in Section 3.07, made under this Plan, or any other qualified plan maintained by us, during any taxable year in excess of the dollar limitation contained in Code
Section 402(g) in effect at the beginning of such taxable year.

If Item O(7) is selected, the Plan provides for an automatic election to have Elective Deferral Contributions made. Such automatic election shall apply when a Member first becomes eligible to make Elective Deferral Contributions (or again becomes eligible after a period during which he was not an Active Member). If Item O(7)(b)(i) is selected, the automatic election shall also apply to certain Active Members as provided in Item O(7)(b)(i). The Member shall be provided a notice that explains the automatic election and his right to elect a different rate of Elective Deferral Contributions or no Elective Deferral Contributions. The notice shall include the procedure for exercising that right and the timing for implementing any such election. The Member shall be given a reasonable period thereafter to elect a different rate of Elective Deferral Contributions or no Elective Deferral Contributions.

If Item O(7) is selected, at least 30 days, but not more than 90 days, before the beginning of each Plan Year, each Active Member shall be provided a notice which states his current rate of Elective Deferral Contributions, explains the automatic election and his right to elect a different rate of Elective Deferral Contributions or no Elective Deferral Contributions. The notice shall include the procedure for exercising that right and the timing for implementing any such election.

An elective deferral agreement (or change thereto) must be made in such manner and in accordance with such rules as we may prescribe (including by means of voice response or other electronic system under circumstances we permit) and may not be made retroactively.

If our Contributions are made from Net Profits in excess of Elective Deferral Contributions (Item R(1)(a)), and such excess is not sufficient to provide our Matching Contributions, Qualified Nonelective Contributions under Item Q(1)(a) and Additional Contributions, if any, such Contributions shall be proportionately reduced.

Our Contributions are allocated according to the provisions of Section 3.05.

We may make all or any portion of our Matching Contributions, Qualified Nonelective Contributions, Additional Contributions, or Discretionary Contributions, which are to be invested in Qualifying

Employer Securities as specified in Item U(5)(a)(i) of the Adoption Agreement - Nonstandard, to the Trustee in the form of Qualifying Employer Securities.

If Item R(4) is selected, we may make all or a part of our annual Contributions before the end of the Plan Year. If Item R(4)(a) is selected, such Contributions shall be allocated when made in a manner which approximates the allocation which would otherwise have been made as of the last day of the Plan Year. Succeeding allocations shall take into account amounts previously allocated for the Plan Year. The percentage of our Contributions allocated to the Member for the Plan Year shall be the same percentage which would have been allocated to him if the entire allocation had been made as of the last day of the Plan Year. Excess allocations shall be forfeited and reallocated as necessary to provide the percentage applicable to each Member. If Item R(4)(b) is selected, such Contributions shall be held unallocated until the last day of the Plan Year. Then, as of the last day of the Plan Year, the advance Contributions shall be allocated according to the provisions of Section 3.05.

A portion of the Plan assets resulting from our Contributions (but not more than the original amount of those Contributions) may be returned if our Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be returned to us within one year after the date our Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and Articles VIII and X, the assets of the Plan shall never be used for our benefit and are held for the exclusive purpose of providing benefits to Members and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

Prior Plan Assets which result from contributions made by us shall be treated in the same manner as Employer Contributions made under this Plan. If the Prior Plan Assets are transferred from a terminated plan, they shall be treated in the same manner as Employer Contributions made under this Plan before a Forfeiture Date.

SECTION 3.02 - VOLUNTARY CONTRIBUTIONS BY MEMBERS.

If permitted under Item T, an Active Member may make Voluntary Contributions in accordance with nondiscriminatory procedures set up by the Plan Administrator and subject to such limits as we have prescribed in Item T(1). Such Contributions shall be credited to the Member's Account when made.

The Plan will not accept deductible Voluntary Contributions which are made for a taxable year beginning after December 31, 1986. Such Contributions made prior to that date shall be maintained in a separate account which will be nonforfeitable at all times.

A Member's participation in the Plan is not affected by stopping or changing Voluntary Contributions. An Active Member's request to start, change, or stop Voluntary Contributions must be made in such manner and in accordance with such rules as we may prescribe (including by means of voice response or other electronic system under circumstances we permit).

The part of the Member's Account resulting from Voluntary Contributions is fully (100%) vested and nonforfeitable at all times.

Prior Plan Assets which result from voluntary contributions made by the Member shall be treated in the same manner as Voluntary Contributions made under this Plan. These Prior Plan Assets may include deductible voluntary contributions which were made according to the provisions of the Prior Plan.

SECTION 3.03 - ROLLOVER CONTRIBUTIONS.

If permitted under Item T, a Rollover Contribution may be made by an Eligible Employee or an Inactive Member if the following conditions are met:

a) The Contribution is of amounts distributed from a plan that satisfies the requirements of Code Section 401(a) or from a "conduit" individual retirement account described in Code Section 408(d)(3)(A). In the case of an Inactive Member, the Contribution must be of an amount distributed from another plan of ours, or a plan of a Controlled Group member, that satisfies the requirements of Code Section 401(a).

b) The Contribution is of amounts that the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

c)   The Contribution is made in the form of a direct rollover under Code
     Section 401(a)(31) or is a rollover made under Code Section 402(c) or 408(d)(3)(A) within 60 days after the Eligible Employee or Inactive Member receives the distribution.

d) The Eligible Employee or Inactive Member furnishes evidence satisfactory to the Plan Administrator that the proposed rollover meets conditions (a),
     (b), and (c) above.

A Rollover Contribution shall be allowed in cash only and must be made according to procedures set up by the Plan Administrator.

If the Eligible Employee is not an Active Member when the Rollover Contribution is made, he shall be deemed to be an Active Member only for the purpose of investment and distribution of the Rollover Contribution. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Voluntary Contributions until the time he meets all of the requirements to become an Active Member.

Rollover Contributions made by an Eligible Employee or an Inactive Member shall be credited to his Account. The part of the Member's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contributions consisting of voluntary contributions which were deducted from the Member's gross income for Federal income tax purposes.

Prior Plan Assets which result from the Member's rollover contributions shall be treated in the same manner as Rollover Contributions made under this Plan.

SECTION 3.04 - FORFEITURES.

The Nonvested Account of a Member shall be forfeited as of the earlier of the following:

a) the date the Member dies (if prior to such date he had ceased to be an Employee), or

b)   the Member's Forfeiture Date.

All or a portion of a Member's Nonvested Account shall be forfeited before such earlier date if, after he ceases to be an Employee, he receives, or is deemed to receive, a distribution of his entire Vested Account or a distribution of his Vested Account derived from our Contributions which were not 100% vested when made, under Section 5.01, 5.03, or 10.11. The forfeiture shall occur as of the date the Member receives, or is deemed to receive, the distribution. If a Member receives, or is deemed to receive, his entire Vested Account, his entire Nonvested Account shall be forfeited. If a Member receives a distribution of his Vested Account from our Contributions which were not 100% vested when made, but less than his entire Vested Account from such Contributions, the amount to be forfeited shall be determined by multiplying his Nonvested Account from such Contributions by a fraction. The numerator of the fraction is the amount of the distribution derived from our Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Contributions on the date of the distribution.

A Forfeiture shall also occur as provided in Section 3.07.

Forfeitures shall be determined at least once during each Plan Year. Forfeitures may first be used to pay administrative expenses. Forfeitures of Matching Contributions which relate to excess amounts as provided in Section 3.07, which have not been used to pay administrative expenses, shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined. Any other Forfeitures which have not been used to pay administrative expenses shall be allocated as of the last day of the Plan Year in which such Forfeitures are determined or shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined as provided in Item Q(4). Upon their allocation to Accounts, or application to reduce Employer Contributions, Forfeitures shall be deemed to be Employer Contributions.

If a Member again becomes an Eligible Employee after receiving a distribution which caused all or a portion of his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made in a single sum (repayment in installments is not permitted) before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks which begin after the date of the distribution.

If the Member makes the repayment provided above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If no amount is to be repaid because the Member was deemed to have received a distribution or only received a distribution of Contributions which were 100% vested when made, and he again performs an Hour of Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Member's Account as if he had made a required repayment on the date he performed such Hour of Service. Restoration of the Member's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to the restored Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if (i) a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and (ii) that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

The Plan Administrator shall restore the Member's Account by the close of the Plan Year following the Plan Year in which repayment is made. The permissible sources for restoration of the Member's Account are Forfeitures or special Employer Contributions. Such special Employer Contributions shall be made without regard to profits. The repaid and restored amounts are not included in the Member's Annual Additions, as defined in Section 3.06.

SECTION 3.05 - ALLOCATION.

Elective Deferral Contributions in Item O shall be allocated to the Members for whom such Contributions are made under Item O. Such Contributions shall be allocated when made and credited to the Member's Account.

Matching Contributions in Item P shall be allocated to the persons for whom such Contributions are made under Item P. Such Contributions calculated based on Elective Deferral Contributions and Pay for the pay period shall be allocated when made and credited to the person's Account. Such Contributions calculated based on Elective Deferral Contributions and Pay for the Plan Year shall be allocated as of the last day of the Plan Year and credited to the person's Account.

Qualified Nonelective Contributions in Item Q(1)(a) and Additional Contributions in Item Q(2) shall be allocated to the persons for whom such Contributions are made under Item Q. Such Contributions based on Pay or a dollar amount for the pay period, or a dollar amount for Hours of Service during the pay period, shall be allocated when made and credited to the person's Account. Such Contributions based on Pay or a dollar amount for the Plan Year shall be allocated as of the last day of the Plan Year and credited to the person's Account.

Qualified Nonelective Contributions in Item Q(1)(b), (c) or (e), and Discretionary Contributions in Item Q(3) (and Forfeitures if allocated with Discretionary Contributions under Item Q(4)) shall be allocated as of the last day of the Plan Year to each person eligible to share in the allocation under Item Q. The amount allocated to such person shall be determined under the allocation formula selected in Item Q. This amount shall be credited to the person's Account.

If Item Q(4)(b)(i) is selected, Forfeitures shall be allocated as of the last day of the Plan Year to each person eligible to share in the allocation under Item Q. The amount allocated to such a person shall be determined under the allocation formula specified in Item Q. This amount shall be credited to the person's Account.

If Leased Employees are Eligible Employees, in determining the amount of our Contributions allocated to a person who is a Leased Employee, contributions provided by the leasing organization which are attributable to services such Leased Employee performs for us shall be treated as provided by us. Those contributions shall not be duplicated under this Plan.

SECTION 3.06 - CONTRIBUTION LIMITATION.

a) Definitions. For the purpose of determining the contribution limitation set forth in this section, the following terms are defined:

     ANNUAL ADDITIONS means the sum of the following amounts credited to a Member's account for the Limitation Year:

     1)   employer contributions;

     2)   employee contributions; and

     3)   forfeitures.

     Annual Additions to a defined contribution plan shall also include the following:

     4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2), which are part of a pension or annuity plan maintained by the Employer,

     5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer; and

     6)   allocations under a simplified employee pension.

For this purpose, any Excess Amount applied under (e) and (k) below in the Limitation Year to reduce Employer Contributions shall be considered Annual Additions for such Limitation Year.

COMPENSATION means one of the following as specified in Item S(2):

1) Information Required to be Reported Under Code Sections 6041, 6051, and 6052 ("Wages, Tips and Other Compensation" box on Form W-2). Compensation is defined as wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
     Section 3401(a)(2)).

2) Code Section 3401(a) Wages. Compensation is defined as wages within the meaning of Code Section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

3) 415 Safe-Harbor Compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the regulations)), and excluding the following:

     i) employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

     ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     iv) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

For any Self-employed Individual, Compensation shall mean Earned Income.

For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available in gross income during such Limitation Year.

For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), or 457.

DEFINED BENEFIT PLAN FRACTION means a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(A) and (d) or
(ii) 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b)(5).

Notwithstanding the above, if the Member was a member as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Member had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

DEFINED CONTRIBUTION DOLLAR LIMITATION means, for Limitation Years beginning after December 31, 1994, $30,000, as adjusted under Code Section 415(d).

DEFINED CONTRIBUTION PLAN FRACTION means a fraction, the numerator of which is the sum of the Annual Additions to the Member's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, individual medical accounts, and simplified employee pensions, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of (i) 125 percent of the dollar limitation under Code Section 415(c)(1)(A) after adjustment under Code
Section 415(d) or (ii) 35 percent of the Member's Compensation for such year.

If the Employee was a member as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of
(i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

EMPLOYER means the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

EXCESS AMOUNT means the excess of the Member's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

HIGHEST AVERAGE COMPENSATION means the average Compensation for the three consecutive Limitation Years while he was an Employee (actual consecutive Limitation Years while he was an Employee, if employed less than three years) that produces the highest average.

LIMITATION YEAR means a calendar year or the consecutive 12-month period elected by the Employer in Item S(1). If the Limitation Year ends on the last day of the Fiscal Year and the Fiscal Year is a 52-53 week period, then the Limitation Year shall be such period. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different consecutive 12-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

MASTER OR PROTOTYPE PLAN means a plan, the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

MAXIMUM PERMISSIBLE AMOUNT means the maximum Annual Addition that may be contributed or allocated to a Member's Account under the Plan for any Limitation Year. This amount shall not exceed the lesser of:

1)   The Defined Contribution Dollar Limitation, or

2)   25 percent of the Member's Compensation for the Limitation Year.

The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2).

If a short Limitation Year is created because of an amendment changing the Limitation Year to a different consecutive 12-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                  --------------------------------------------

                                       12

PROJECTED ANNUAL BENEFIT means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Member would be entitled under the terms of the plan assuming:

1) the Member will continue employment until normal retirement age under the plan (or current age, if later), and

2) the Member's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

b) If the Member does not participate in, and has never participated in, another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, or a simplified employee pension, as defined in Code Section 408(k), maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Member's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Member's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

c) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member on the basis of a reasonable estimation of the Member's Compensation for the Limitation Year, uniformly determined for all Members similarly situated.

d) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

e) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Member's Compensation for the Limitation Year, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under other facts and circumstances allowed by the Internal Revenue Service, there is an Excess Amount, the excess will be disposed of as follows:

     1) Any nondeductible Voluntary Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be returned (distributed, in the case of earnings) to the Member.

     2) If after the application of (1) above an Excess Amount still exists, any Elective Deferral Contributions that are not the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Member.

     3) If after the application of (2) above an Excess Amount still exists, any Elective Deferral Contributions that are the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Member. Concurrently with the distribution of such Elective Deferral Contributions, any Matching Contributions which relate to any Elective Deferral Contributions distributed in the preceding sentence, to the extent such application would reduce the Excess Amount, will be applied as provided in (4) or (5) below.

     4) If after the application of (3) above an Excess Amount still exists, and the Member is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Member's Account will be used to reduce Employer Contributions (including any allocation of Forfeitures) for such Member in the next Limitation Year, and each succeeding Limitation Year if necessary.

     5) If after the application of (3) above an Excess Amount still exists, and the Member is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Members in the next Limitation Year, and each succeeding Limitation Year if necessary.

     6) If a suspense account is in existence at any time during a Limitation Year pursuant to this (e), it will participate in the allocation of investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Member's Accounts before any Employer Contributions or any Voluntary Contributions may be made to the Plan for that Limitation Year. Excess amounts held in a suspense account may not be distributed to Members or former Members.

f) This (f) applies if, in addition to this Plan, the Member is covered under another qualified defined contribution Master or Prototype Plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer which provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to a Member's Account under this Plan for any such Limitation Year will not exceed the Maximum Permissible Amount, reduced by the Annual Additions credited to a Member's account under the other qualified defined contribution Master or Prototype Plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the same Limitation Year. If the Annual Additions with respect to the Member under other qualified defined contribution Master or Prototype Plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer are less than the Maximum Permissible Amount, and the Employer Contribution that would otherwise be contributed or allocated to the Member's Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Member under such other qualified defined contribution Master or Prototype Plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Member's Account under this Plan for the Limitation Year.

g) Prior to determining the Member's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member in the manner described in (c) above.

h) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Member's actual Compensation for the Limitation Year.

i) If pursuant to (h) above or as a result of the allocation of forfeitures or as a result of a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, a Member's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension will be deemed to have been allocated first, followed by Annual Additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

j) If an Excess Amount was allocated to a Member on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

     1)   the total Excess Amount allocated as of such date, times

     2) the ratio of (i) the Annual Additions allocated to the Member for the Limitation Year as of such date under this Plan to (ii) the total Annual Additions allocated to the Member for the Limitation Year as of such date under this and all the other qualified defined contribution Master or Prototype Plans.

k) Any Excess Amount attributed to this Plan will be disposed in the manner described in (e) above.

l) If the Member is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, Annual Additions which may be credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with (f) through (k) above as though the other plan were a Master or Prototype Plan, unless the Employer provides other limitations in Item S(3)(a).

m) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Member in this Plan, the sum of the Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Annual Additions credited to the Member's Account under this Plan for any Limitation Year will be limited in accordance with Item S(4). This subparagraph shall cease to apply effective as of the first Limitation Year beginning on or after January 1, 2000.

SECTION 3.07 - EXCESS AMOUNTS.

a)   Definitions. For purposes of this section, the following terms are defined:

     ACP means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Members in a group.

     ADP means the average (expressed as a percentage) of the Deferral Percentages of the Eligible Members in a group.

     AGGREGATE LIMIT means the greater of:

     1)   The sum of:

          i) 125 percent of the greater of the ADP of the Nonhighly Compensated Employees for the prior Plan Year or the ACP of the Nonhighly Compensated Employees under the plan subject to Code
               Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and

          ii) the lesser of 200 percent or 2 percent plus the lesser of such ADP or ACP.

     2)   The sum of:

          i) 125 percent of the lesser of the ADP of the Nonhighly Compensated Employees for the prior Plan Year or the ACP of the Nonhighly Compensated Employees under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and

          ii) the lesser of 200 percent or 2 percent plus the greater of such ADP or ACP.

If we have elected in Item K(2)(a) to use the current year testing method, then, in calculating the Aggregate Limit for a particular Plan Year, the Nonhighly Compensated Employees' ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

CONTRIBUTION PERCENTAGE means the ratio (expressed as a percentage) of the Eligible Member's Contribution Percentage Amounts to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was an Eligible Member for the entire Plan Year). If selected in Item N(4) of the Adoption Agreement - Standard or N(5) of the Adoption Agreement - Nonstandard and in modification of the foregoing, Pay shall be limited to the Pay received while an Eligible Member. For an Eligible Member for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

CONTRIBUTION PERCENTAGE AMOUNTS means the sum of the Member Contributions and Matching Contributions (that are not Qualified Matching Contributions taken into account for purposes of the ADP Test) made under the Plan on behalf of the Eligible Member for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe, in determining the Contribution Percentage we may elect to include Qualified Nonelective Contributions under this Plan which were not used in computing the Deferral Percentage. We may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the ADP Test is met before the Elective Deferral Contributions are used in the ACP Test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the ACP Test.

DEFERRAL PERCENTAGE means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Member for the Plan Year to the Eligible Member's Pay for the Plan Year (whether or not the Eligible Member was an Eligible Member for the entire Plan Year). If selected in Item N(4) of the Adoption Agreement - Standard or N(5) of the Adoption Agreement
- Nonstandard and in modification of the foregoing, Pay shall be limited to the Pay received while an Eligible Member. The Elective Deferral Contributions used to determine the Deferral Percentage shall include Excess Elective Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of ours or a Controlled Group member), but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the ADP Test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe, we may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Deferral Percentage. For an Eligible Member for whom such contributions on his behalf for the Plan Year are zero, the percentage is zero.

ELECTIVE DEFERRAL CONTRIBUTIONS means any employer contributions made to a plan at the election of a member, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a member's Elective Deferral Contributions are the sum of all employer contributions made on behalf of such member pursuant to an election to defer under any qualified cash or deferred arrangement described in Code Section 401(k), any salary reduction simplified employee pension plan described in Code Section 408(k)(6), any SIMPLE IRA plan described in Code Section 408(p), any eligible deferred compensation plan under Code Section 457, any plan described under Code Section 501(c)(18), and any employer contributions made on behalf of a member for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral Contributions shall not include any deferrals properly distributed as excess annual additions.

ELIGIBLE MEMBER means, for purposes of determining the Deferral Percentage, any Employee who is otherwise entitled to make Elective Deferral Contributions under the terms of the Plan for the Plan Year. Eligible Member means, for purposes of determining the Contribution Percentage, any Employee who is eligible (i) to make a Member Contribution or an Elective Deferral Contribution

(if we take such contributions into account in the calculation of the Contribution Percentage), or (ii) to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If a Member Contribution is required as a condition of participation in the Plan, any Employee who would be a Member in the Plan if such Employee made such a contribution shall be treated as an Eligible Member on behalf of whom no Member Contributions are made.

EXCESS AGGREGATE CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

1) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

2) The maximum Contribution Percentage Amounts permitted by the ACP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

EXCESS CONTRIBUTIONS means, with respect to any Plan Year, the excess of:

1) The aggregate amount of employer contributions actually taken into account in computing the Deferral Percentage of Highly Compensated Employees for such Plan Year, over

2) The maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in the order of the Deferral Percentages, beginning with the highest of such percentages).

Such determination shall be made after first determining Excess Elective Deferrals.

EXCESS ELECTIVE DEFERRALS means those Elective Deferral Contributions that are includible in a Member's gross income under Code Section 402(g) to the extent such Member's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in Section 3.06, under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Member's taxable year.

MATCHING CONTRIBUTIONS means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a member on account of a Member Contribution made by such member, or on account of a member's Elective Deferral Contributions, under a plan maintained by us or a Controlled Group member.

MEMBER CONTRIBUTIONS means contributions made to the plan by or on behalf of a member that are included in the member's gross income in the year in which made and that are maintained under a separate account to which earnings and losses are allocated.

QUALIFIED MATCHING CONTRIBUTIONS means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

QUALIFIED NONELECTIVE CONTRIBUTIONS means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

b) Excess Elective Deferrals. A Member may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Member by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Member is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plan of ours or a Controlled Group member. The Member's claim for Excess Elective Deferrals shall be accompanied by the Member's written statement that if such amounts are not distributed, such Excess Elective Deferrals will exceed the limit imposed on the Member by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan cannot exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

     Notwithstanding any other provision of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Member to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

     The Excess Elective Deferrals shall be adjusted for any income or loss. The income or loss allocable to such Excess Elective Deferrals shall be equal to the income or loss allocable to the Member's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Elective Deferrals. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Member's Account resulting from Elective Deferral Contributions.

     Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited.

c) ADP Test. As of the end of each Plan Year after Excess Elective Deferrals have been determined, the Plan must satisfy the ADP Test. The ADP Test shall be satisfied using the prior year testing method, unless we have elected in Item K(2)(a) to use the current year testing method.

     1) Prior Year Testing Method. The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

          i) The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

          ii) The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year:

               A. shall not exceed the prior year's ADP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2, and

               B.   the difference between such ADPs is not more than 2.

     If this is not a successor plan, for the first Plan Year the Plan permits any Member to make Elective Deferral Contributions, for purposes of the foregoing tests, the prior year's Nonhighly Compensated Employees' ADP shall be 3 percent, unless we have elected in Item K(2)(b)(i) to use the Plan Year's ADP for these Eligible Members.

2) Current Year Testing Method. The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for each Plan Year and the ADP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year must satisfy one of the following tests:

     i) The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

     ii) The ADP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year:

          A. shall not exceed the ADP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, and

          B.   the difference between such ADPs is not more than 2.

     If we have elected in Item K(2)(a) to use the current year testing method, that election cannot be changed unless (i) the Plan has been using the current year testing method for the preceding five Plan Years, or if less, the number of Plan Years the Plan has been in existence; or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

A Member is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Member is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

The Deferral Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferral Contributions for purposes of the ADP Test) allocated to his account under two or more arrangements described in Code Section 401(k) that are maintained by us or a Controlled Group member shall be determined as if such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(k).

In the event this Plan satisfies the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Deferral Percentage of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ADP for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 (or superseding guidance), unless we have elected in Item K(2)(a) to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same plan year and use the same testing method for the ADP Test.

     For purposes of the ADP Test, Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate.

     We shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

     If the Plan Administrator should determine during the Plan Year that the ADP Test is not being met, the Plan Administrator may limit the amount of future Elective Deferral Contributions of the Highly Compensated Employees.


     Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Members to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all of the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax shall be imposed on the employer maintaining the plan with respect to such amounts.

     Excess Contributions shall be treated as Annual Additions, as defined in
     Section 3.06.

     The Excess Contributions shall be adjusted for any income or loss. The income or loss allocable to such Excess Contributions allocated to each Member shall be equal to the income or loss allocable to the Member's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Member's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if such contributions are included in the ADP Test).

     Excess Contributions allocated to a Member shall be distributed from the Member's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Member's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Member's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

     Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited.

d) ACP Test. As of the end of each Plan Year, the Plan must satisfy the ACP Test. The ACP Test shall be satisfied using the prior year testing method, unless we have elected in Item K(2)(a) to use the current year testing method.

     1) Prior Year Testing Method. The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

          i) The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

          ii) The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year:

               A. shall not exceed the prior year's ACP for Eligible Members who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2, and

               B.   the difference between such ACPs is not more than 2.

          If this is not a successor plan, for the first Plan Year the Plan permits any Member to make Member Contributions, provides for Matching Contributions, or both, for purposes of the foregoing tests, the prior year's Nonhighly Compensated Employees' ACP shall be 3 percent, unless we have elected in Item K(2)(c)(i) to use the Plan Year's ACP for these Eligible Members.

2) Current Year Testing Method. The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for each Plan Year and the ACP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year must satisfy one of the following tests:

     i) The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

     ii) The ACP for a Plan Year for Eligible Members who are Highly Compensated Employees for the Plan Year:

          A. shall not exceed the ACP for Eligible Members who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, and

          B.   the difference between such ACPs is not more than 2.

     If we have elected in Item K(2)(a) to use the current year testing method, that election cannot be changed unless (i) the Plan has been using the current year testing method for the preceding five Plan Years, or if less, the number of Plan Years the Plan has been in existence; or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

A Member is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Member is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

Multiple Use. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test maintained by us or a Controlled Group member, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in the manner described below for allocating Excess Aggregate Contributions so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP Test and ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP, respectively, of the Nonhighly Compensated Employees.

     The Contribution Percentage for any Eligible Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code
     Section 401(k) that are maintained by us or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(m).

     In the event this Plan satisfies the requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ACP for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 (or superseding guidance), unless we have elected in Item K(2)(a) to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year and use the same testing method for the ACP Test.

     For purposes of the ACP Test, Member Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

     We shall maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

     Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Members to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all of the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax will be imposed on the employer maintaining the plan with respect to such amounts.

     Excess Aggregate Contributions shall be treated as Annual Additions, as defined in Section 3.06.

     The Excess Aggregate Contributions shall be adjusted for any income or loss. The income or loss allocable to such Excess Aggregate Contributions allocated to each Member shall be equal to the income or loss allocable to the Member's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Member's Account resulting from Contribution Percentage Amounts.

     Excess Aggregate Contributions allocated to a Member shall be distributed from the Member's Account resulting from Member Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Member's Account resulting from such Member Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Member's Account resulting from Contribution Percentage Amounts.

SECTION 3.08 - 401(k) SAFE HARBOR PROVISIONS.

a)   Rules of Application.

     1) If we have elected in Item O(8) to have the 401(k) safe harbor provisions apply and such provisions apply for the entire Plan Year, then the provisions of this section shall apply for the Plan Year.

          If Item O(8)(b) is selected, any provisions relating to the ADP Test in Section 3.07 do not apply. If Item O(8)(d) is selected, any provisions relating to the ADP Test in Section 3.07 do not apply for the Plan Year specified in Item O(8)(d).

          If Items O(8) and O(8)(a)(i) are selected and Item O(8)(b) is selected, any provisions relating to the ACP Test in Section 3.07 with respect to Matching Contributions do not apply. If Items O(8) and O(8)(a)(i) are selected and Item O(8)(d) is selected, any provisions relating to the ACP Test in Section 3.07 with respect to Matching Contributions do not apply for the Plan Year specified in Item O(8)(d).

     2) The provisions of this section shall not apply unless (i) the Plan Year is 12 months long, or (ii) in the case of the first Plan Year of a newly established plan (other than a successor plan), the Plan Year is at least 3 months long (or any shorter period if we are a newly established employer that establishes the Plan as soon as administratively feasible after we come into existence).

     3) However, if a cash or deferred arrangement is added to an existing profit sharing, stock bonus, or pre-ERISA money purchase pension plan for the first time during a plan year, the requirements in (1) and (2) above will be treated as being satisfied for the entire Plan Year provided:

          i) the Plan is not a successor plan (within the meaning of Internal Revenue Service Notice 98-1 or superseding guidance),

          ii) the cash or deferred arrangement is made effective no later than 3 months prior to the end of the Plan Year, and

          iii) the requirements of Internal Revenue Service Notice 98-52 are otherwise satisfied for the entire period from the effective date of the cash or deferred arrangement to the end of the Plan Year.

          Thus, an existing calendar-year profit sharing plan that does not contain a cash or deferred arrangement may be amended as late as October 1 to add a cash or deferred arrangement and elect to apply the 401(k) safe harbor provisions for that Plan Year. The Pay that would be used to calculate the Qualified Matching Contributions or the Qualified Nonelective Contributions for such Plan Year will be the Member's Pay received while the 401(k) safe harbor provisions apply, October 1 through December 31.

     4) To the extent that any other provision of the Plan is inconsistent with the provisions of this section, the provisions of this section shall govern.

b)   ADP Test Safe Harbor.

     1) Contributions. If Item O(8)(b)(i) is selected, the Plan is satisfying the ADP Test Safe Harbor using Qualified Matching Contributions as required in Item O(8)(b)(i). If Item O(8)(b)(ii) is selected, the Plan is satisfying the ADP Test Safe Harbor using Qualified Nonelective Contributions as required in Item O(8)(b)(ii). If Item O(8)(d) is selected, the Plan is satisfying the ADP Test Safe Harbor using Qualified Nonelective Contributions as required in Item O(8)(d) for the Plan Year specified.

     2)   Notice Requirement.

          i) If Item O(8)(b) is selected, at least 30 days, but not more than 90 days, before the beginning of the Plan Year, we shall provide each Active Member a comprehensive notice of his rights and obligations under the Plan, including a description of the Qualified Matching Contributions or Qualified Nonelective Contributions that will be made to the Plan to satisfy the ADP Test Safe Harbor.

          ii) If Item O(8)(c) is selected, at least 30 days, but not more than 90 days, before the beginning of the Plan Year, we shall provide each Active Member a comprehensive notice of his rights and obligations under the Plan, including a statement that we may amend the Plan during the Plan Year to elect to make a Qualified Nonelective Contribution of at least 3% of a Member's Pay. If Item O(8)(d) is selected and the Plan is so amended, a supplemental notice will be provided no later than 30 days before the end of the Plan Year specified in Item O(8)(d) informing the Member of such amendment.

          The notice shall be written in a manner calculated to be understood by the average Active Member.

          If an Employee becomes an Active Member after the 90th day before the beginning of the Plan Year and does not receive the notices described above for that reason, the applicable notice must be provided no more than 90 days before he becomes an Active Member but not later than the date he becomes an Active Member. For a Plan Year that begins on or before April 1, 1999, the notice requirement is satisfied if the notice in (i) above is given on or before March 1, 1999. For a Plan electing to apply the 401(k) safe harbor provisions for the first time in 2000, for a Plan Year that begins on or after January 1, 2000 and on or before June 1, 2000, the notice requirement is satisfied if the notice in (i) or (ii) above is given on or before May 1, 2000.

     3) Supplemental Notice. If Item O(8)(d) is selected, we shall provide each Active Member a supplemental notice no later than 30 days before the end of the Plan Year specified in Item O(8)(d). The supplemental notice shall state that a Qualified Nonelective Contribution will be made for such Plan Year and disclose the amount of such Qualified Nonelective Contribution. Such notice may be provided separately or as a part of the notice in (2) above for the following Plan Year.

     4) Election Periods. In addition to any other election periods provided under the Plan, each Active Member may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in (2)(i) or (ii) above.

c)   ACP Test Safe Harbor.

     1)   Matching Contributions.

          i) If the Plan is satisfying the ADP Test Safe Harbor and the ACP Test Safe Harbor, Matching Contributions shall be limited as provided in Items O(8)(b)(i) and P.

          ii) If the Plan is satisfying the ADP Test Safe Harbor using Qualified Matching Contributions, all Matching Contributions shall be Qualified Matching Contributions. If the Plan is satisfying the ADP Test Safe Harbor using Qualified Nonelective Contributions, Matching Contributions shall not be Qualified Matching Contributions unless Item P(8) is selected.

d)   ACP Test.

     1) Continued Application. If the Plan is satisfying the ADP Test Safe Harbor and the ACP Test Safe Harbor, the Plan must still satisfy the ACP Test in the manner specified in (2) below with respect to Member Contributions. If the Plan is satisfying the ADP Test Safe Harbor but not the ACP Test Safe Harbor, the Plan must satisfy the ACP Test in the manner specified in (2) below with respect to Voluntary Contributions and Matching Contributions.

     2) Special Rules. If the Plan is satisfying the ADP Test Safe Harbor and the ACP Test Safe Harbor, all Matching Contributions with respect to all Eligible Members, as defined in Section 3.07, shall be disregarded. If the Plan is satisfying the ADP Test Safe Harbor using Qualified Nonelective Contributions, but is not satisfying the ACP Test Safe Harbor, such Qualified Nonelective Contributions shall be disregarded. Qualified Matching Contributions shall not be treated as being taken into account for purposes of the ADP Test. Elective Deferral Contributions may not be taken into account for purposes of the ACP Test.

     3) Multiple Use. If this Plan is the only cash or deferred arrangement in which a Highly Compensated Employee participates, the provisions in
          Section 3.07 regarding the Aggregate Limit, as defined in Section 3.07, shall not apply. If this Plan satisfies the ACP Test Safe Harbor and provides for no Member Contributions, the provisions in Section
          3.07 regarding the Aggregate Limit, as defined in Section 3.07, shall not apply.

e) Revocation of 401(k) Safe Harbor Election. If the ADP Test Safe Harbor is satisfied using Qualified Matching Contributions, we may amend the Plan to revoke the 401(k) safe harbor election for the Plan Year. Active Members shall be provided a supplemental notice that explains the consequences of the amendment, informs them of the effective date of the elimination of the Qualified Matching Contributions and gives them a reasonable opportunity (including a reasonable period) to change the amount of their Elective Deferral Contributions. The effective date of the revocation cannot be earlier than the later of (i) 30 days after the Active Members are given such notice, and (ii) the date the amendment revoking such provisions is adopted.

     If elected in Item O(8)(b)(i)E, we shall revoke the 401(k) safe harbor election for the Plan Year and perform the ADP Test and ACP Test, if applicable, for the entire Plan Year using the current year testing method described in Section 3.07. We shall make the Qualified Matching Contributions for the period prior to the effective date of the revocation.

SECTION 3.09 - 401(k) SIMPLE PROVISIONS.

a)   Rules of Application.

     1) If we have elected in Item O(9) to have the 401(k) SIMPLE provisions apply, then the provisions of this section shall apply for a Year only if:

          i)   we are an Eligible Employer, and

          ii) no contributions are made, or benefits are accrued for services during the Year, on behalf of any Eligible Employee under any other plan, contract, pension, or trust described in Code Section 219(g)(5)(A) or (B), maintained by us or a Controlled Group member.

     2) To the extent that any other provision of the Plan is inconsistent with the provisions of this section, the provisions of this section shall govern.

b) Definitions. For purposes of applying the provisions of this section, the following terms are defined:

     COMPENSATION means the sum of the wages, tips, and other compensation from us subject to Federal income tax withholding (as described in Code Section 6051(a)(3)) and the Employee's salary reduction contributions made under this or any other Code Section 401(k) plan, and, if applicable, elective deferrals under a Code Section 408(p) SIMPLE IRA plan, a SARSEP, or a Code
     Section 403(b) annuity contract and compensation deferred under a Code
     Section 457 plan, required to be reported by us on Form W-2 (as described in Code Section 6051(a)(8)). For Self-employed Individuals, Compensation means net earnings from self-employment determined under Code Section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the Plan implementing the limit on compensation under Code Section 401(a)(17) apply to the Compensation under (c) below.

     ELIGIBLE EMPLOYER means, with respect to any Year, an employer that had no more than 100 employees who received at least $5,000 of Compensation from the employer for the preceding Year. In applying the preceding sentence, all employees of controlled groups of corporations under Code Section 414(b), all employees of trades or businesses (whether incorporated or not) under common control under Code Section 414(c), all employees of affiliated service groups under Code Section 414(m), and leased employees required to be treated as the employer's employees under Code Section 414(n), are taken into account.

     An Eligible Employer that elects to have the 401(k) SIMPLE provisions apply to the Plan and that fails to be an Eligible Employer for any subsequent Year, is treated as an Eligible Employer for the two Years following the last Year the Employer was an Eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an Eligible Employer, the preceding sentence applies only if the provisions of Code
     Section 410(b)(6)(C)(i) are satisfied.

     ELIGIBLE EMPLOYEE means any Employee who is entitled to make elective deferrals under the terms of the Plan.

     YEAR means the calendar year.

c)   Contributions.

     1)   Salary Reduction Contributions.

          i) Each Eligible Employee may make a salary reduction election to have his Compensation reduced for the Year in any amount selected by the Employee subject to the limitation set forth in (ii) below. We will make a salary reduction contribution to the Plan, as an elective deferral, in the amount by which the Employee's Compensation has been reduced.

          ii) The total salary reduction contribution for the Year cannot exceed $6,000 for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the Internal Revenue Service.

          For purposes of the Plan, these contributions shall be Elective Deferral Contributions.

     2)   Other Contributions.

          i) Matching Contributions. Each Year we will contribute a matching contribution to the Plan on behalf of each Employee who makes a salary reduction election under (c)(1)(i) above. The amount of the matching contribution will be equal to the Employee's salary reduction contribution up to a limit of 3% of the Employee's Compensation for the full Year.

               For purposes of the Plan, these contributions shall be Matching Contributions.

          ii) Nonelective Contributions. For any Year, instead of a matching contribution, we may elect to contribute a nonelective contribution of 2% of Compensation for the full Year for each Eligible Employee.

               For purposes of the Plan, these contributions shall be Additional Contributions.

     3) Limitations on Other Contributions. No employer or employee contributions may be made to this Plan for the Year other than salary reduction contributions described in (c)(1) above, matching or nonelective contributions described in (c)(2) above, and rollover contributions described in Regulations section 1.402(c)-2, Q&A-1(a).

     4)   The provisions of the Plan implementing the limitations of Code
          Section 415 apply to contributions made pursuant to (c)(1) and (c)(2) above.


d)   Election and Notice Requirements.

     1)   Election Period.

          i) In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1.

          ii) For the Year an Employee becomes eligible to make salary reduction contributions under the 401(k) SIMPLE provisions, the 60-day election period requirement of (i) above is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

          iii) Each Employee may terminate a salary reduction election at any time during the Year.

     2)   Notice Requirements.

          i) We will notify each Eligible Employee prior to the 60-day election period described in (d)(1) above that he can make a salary reduction election or modify a prior election during that period.

          ii) The notification will indicate whether we will provide a 3% matching contribution described in (c)(2)(i) above or a 2% nonelective contribution described in (c)(2)(ii) above.

e) Vesting Requirements. All benefits attributable to contributions described in (c)(1) and (c)(2) above are nonforfeitable at all times and all previous contributions made under the Plan are non-forfeitable as of the beginning of the Year the 401(k) SIMPLE provisions apply. If these provisions were previously adopted without a requirement that all previous contributions be nonforfeitable, this requirement will not apply until the date a plan that requires these contributions to be nonforfeitable is adopted.

f)   Top-heavy Rules. The Plan is not treated as a top-heavy plan under Code
     Section 416 for any Year for which this section applies.

g) Nondiscrimination Tests. The ADP and ACP tests described in Section 3.07 are treated as satisfied for any Year for which this section applies.

ARTICLE IV
INVESTMENT OF CONTRIBUTIONS

SECTION 4.01 - INVESTMENT AND TIMING OF CONTRIBUTIONS.

a) Trusteed Plans. The provisions of this subparagraph apply to trusteed plans.

     The handling of Contributions is governed by the provisions of the Trust Agreement, the Annuity Contract, and any other funding arrangement in which the Plan Fund is or may be held or invested. To the extent permitted by the Trust Agreement, Annuity Contract, or other funding arrangement, the parties established by Item U(2) shall direct the Contributions to any Insurance Policy, the guaranteed benefit policy portion of the Annuity Contract, any of the investment options available under the Annuity Contract, or any of the investment vehicles available under the Trust Agreement and may request the transfer of amounts resulting from those Contributions between such investment options and investment vehicles or the transfer of amounts between the guaranteed benefit policy portion of the Annuity Contract and such investment options and investment vehicles. A Member may not direct the Trustee or Insurer to invest the Member's Account in collectibles. Collectibles mean any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or other tangible personal property specified by the Secretary of the Treasury. However, for tax years beginning after December 31, 1997, certain coins and bullion as provided in Code Section 408(m)(3) shall not be considered collectibles. To the extent that a Member who has investment direction fails to give timely direction, we shall direct the investment of his Account. If we have investment direction, such Account shall be invested ratably in the guaranteed benefit policy portion of the Annuity Contract, the investment options available under the Annuity Contract, or the investment vehicles available under the Trust Agreement in the same manner as the Accounts of all other Members who do not direct their investments. We shall have investment direction for amounts which have not been allocated to Members. To the extent an investment is no longer available, we may require that amounts currently held in such investment be reinvested in other investments.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

     However, the Named Fiduciary may delegate to the Investment Manager investment direction for Contributions and amounts which are not subject to Member direction.

b) Nontrusteed Plans. The provisions of this subparagraph apply to plans which are not trusteed.

     The handling of Contributions which are directed to the Annuity Contract is governed by the provisions of the Annuity Contract. To the extent permitted by the Annuity Contract, the parties established by Item U(2) shall direct the Contributions to the guaranteed benefit policy portion of the Annuity Contract or any of the investment options available under the Annuity Contract and may request the transfer of amounts resulting from those Contributions between such investment options or the transfer of amounts between the guaranteed benefit policy portion of the Annuity Contract and such investment options. To the extent that a Member who has investment direction fails to give timely direction, we shall direct the investment of his Account. If we have investment direction, such Account shall be invested ratably in the guaranteed benefit policy portion of the Annuity Contract or the investment options available under the Annuity Contract in the same manner as the Accounts of all other Members who do not direct their investments. We shall have investment direction for amounts which have not been allocated to Members. To the extent an investment is no longer available, we may require that amounts currently held in such investment be reinvested in other investments.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

     However, the Named Fiduciary may delegate to the Investment Manager investment direction for Contributions and amounts which are not subject to Member direction, including any Contributions made by us before the end of the Plan Year which are not allocated when made.

c)   All Plans. The provisions of this subparagraph apply to all plans.

     We shall pay to the Insurer or Trustee, as applicable, the Elective Deferral Contributions, Qualified Matching Contributions, and Qualified Nonelective Contributions for each Plan Year not later than the end of the 12-month period immediately following the Plan Year for which they are deemed to be paid.

     If Items O(8)(b)(i) and O(8)(b)(i)C(1), (2), or (3) are selected, we shall pay to the Insurer or Trustee, as applicable, the Qualified Matching Contributions calculated based on Elective Deferral Contributions and Pay for the pay period specified in Item O(8)(b)(i)C not later than the last day of the following Plan-year Quarter.

     All Contributions are forwarded by us to the Trustee to be deposited in the Trust Fund or to the Insurer to be deposited under the Annuity Contract, as applicable. Contributions that are accumulated through payroll deduction shall be paid to the Trustee or Insurer, as applicable, by the earlier of
     (i) the date the Contributions can reasonably be segregated from our assets, or (ii) the 15th business day of the month following the month in which the Contributions would otherwise have been paid in cash to the Member.

SECTION 4.01A - INVESTMENT IN QUALIFYING EMPLOYER SECURITIES.

The provisions of this section apply to plans which allow investment in Qualifying Employer Securities.

If permitted under Item U(5)(a) of the Adoption Agreement - Nonstandard, all or some portion of the Member's Account may be invested in the Qualifying Employer Securities Fund. If the Member has investment control, once an investment in the Qualifying Employer Securities Fund is made available to Members, it shall continue to be available unless the Adoption Agreement is amended to disallow such available investment. In the absence of an election to invest in Qualifying Employer Securities, Members shall be deemed to have elected to have their Accounts invested wholly in other investment options of the Investment Fund. Once an election is made, it shall be considered to continue until a new election is made.

For purposes of determining the annual valuation of the Plan, and for reporting to Members and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date which corresponds to the last day of the Plan Year. The fair market value of Qualifying Employer Securities shall be determined on such Valuation Date. The prices of Qualifying Employer Securities as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the fair market value of such securities in the opinion of the Plan Administrator. The value of a Member's Account held in the Qualifying Employer Securities Fund may be expressed in units.

If the Qualifying Employer Securities are not publicly traded, or if an extremely thin market exists for such securities so that reasonable valuation may not be obtained from the market place, then such securities must be valued at least annually by an independent appraiser who is not associated with us, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a Plan fiduciary.

If there is a public market for Qualifying Employer Securities of the type held by the Plan, then the Plan Administrator may use as the value of the securities the price at which such securities traded in such market. If the Qualifying Employer Securities do not trade on the relevant date, or if the market is very thin on such date, then the Plan Administrator may use for the valuation the next preceding trading day on which the trading prices are representative of the fair market value of such securities in the opinion of the Plan Administrator.

Cash dividends payable on the Qualifying Employer Securities shall be reinvested in additional shares of such securities. In the event of any cash or stock dividend or any stock split, such dividend or split shall be credited to the Accounts based upon the number of shares of Qualifying Employer Securities credited to each Account as of the payable date of such dividend or split.

All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgement of the Plan Administrator, do not exceed the fair market value of such securities.

In the event that the Trustee acquires Qualifying Employer Securities by purchase from a "disqualified person" as defined in Code Section 4975(e)(2) or from a "party-in-interest" as defined in ERISA

Section 3(14), the terms of such purchase shall contain the provision that in the event there is a final determination by the Internal Revenue Service, the Department of Labor, or court of competent jurisdiction that the fair market value of such securities as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash or shares of Qualifying Employer Securities equal in value to the difference between the purchase price and such fair market value for all such shares. In the event that cash or shares of Qualifying Employer Securities are paid or transferred to the Trustee under this provision, such securities shall be valued at their fair market value as of the date of such purchase, and interest at a reasonable rate from the date of purchase to the date of payment or transfer shall be paid by the seller on the amount of cash paid.

The Plan Administrator may direct the Trustee to sell, resell, or otherwise dispose of Qualifying Employer Securities to any person, including us, provided that any such sales to any disqualified person or a party-in-interest, including us, will be made at not less than the fair market value and no commission will be charged. Any such sale shall be made in conformance with ERISA Section 408(e).

We are responsible for compliance with any applicable Federal or state securities law with respect to all aspects of the Plan. If the Qualifying Employer Securities or interests in this Plan are required to be registered in order to permit investment in the Qualifying Employer Securities Fund as provided in Item U(5)(a) of the Adoption Agreement - Nonstandard, then such investment will not be effective until the later of the effective date of the Plan or the date such registration or qualification is effective. We, at our own expense, will take or cause to be taken any and all such actions as may be necessary or appropriate to effect such registration or qualification. Further, if the Trustee is directed to dispose of any Qualifying Employer Securities held under the Plan under circumstances which require registration or qualification of the securities under applicable Federal or state securities laws, then we will, at our expense, take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration or qualification. We are responsible for all compliance requirements under Section 16 of the Securities Act.

SECTION 4.02 - PURCHASE OF INSURANCE.

If permitted under Item U(4), the purchase of life insurance is available under this Plan for the purpose of providing incidental death benefits. If life insurance is available, an Active Member may elect to have any part of his Account which does not result from accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), applied to purchase life insurance coverage on his life.

The Trustee shall apply for and will be the owner of any Insurance Policy purchased under the terms of this Plan. The purchase shall be subject to the provisions of this section, the distribution of benefits provisions of Article VI or VIA, whichever applies, and the beneficiary provisions of Section 10.07.

If Item AA(1)(a) is selected and the Member has a spouse, such spouse shall be his Beneficiary under the Insurance Policy, unless (i) a qualified election has been made according to the provisions of Section 6A.03, or (ii) the Trustee has been named as Beneficiary. If Item AA(1)(a) is not selected and the Member has a spouse to whom he has been continuously married for at least one year, such spouse shall be his Beneficiary under the Insurance Policy, unless (i) a qualified election has been made according to the provisions of Section 6.03, or
(ii) the Trustee has been named as Beneficiary.

If the Trustee is named as Beneficiary, upon the death of the Member, the Trustee shall be required to pay over all proceeds of the Insurance Policy to the Member's Beneficiary or spouse, as the case may be, according to the distribution of benefits provisions of Article VI or VIA, whichever applies.

Under no circumstances shall the Trust Fund retain any part of the proceeds. In the event of any conflict between the terms of this Plan and the terms of any Insurance Policy purchased hereunder, the Plan provisions shall control.

The purchase of insurance shall be subject to the limitations that may be imposed by the Insurer under the applicable Insurance Policy. The Insurance Policy may provide for waiver of premium for disability.

The total of all insurance premiums for insurance coverage on the life of a Member provided by our Contributions shall be limited to a percentage of all our Contributions made for that Member. All such ordinary life insurance premiums shall be limited to a percentage which is less than 50 percent. All such term life and universal life insurance premiums shall be limited to a percentage which is not more than 25 percent. If both ordinary life insurance and term life or universal life insurance are purchased, one-half of all such ordinary life insurance premiums and all such other life insurance premiums shall be limited to a percentage which is not more than 25 percent. Ordinary life insurance policies are policies with both nondecreasing death benefits and nonincreasing premiums.

Any dividends declared upon an amount of insurance in force on the life of a Member may, within the terms of the Insurance Policy, be applied to reduce the earliest premium due, purchase paid-up insurance coverage, accumulate under the policy to provide additional death benefit, or be credited to the Member's Account which is included in the Plan Fund. In the absence of any direction, such dividends shall be applied to reduce the earliest premium due for such amount of insurance.

A Member may elect to have amounts deducted from his Account to pay insurance premiums. The total amount deducted cannot exceed the amount of Contributions credited to his Account which were not used to provide insurance, but could have been.

If a decrease in the amount of life insurance is necessary, any cash value of the terminated insurance shall be retained in the Member's Account.

SECTION 4.03 - TRANSFER OF OWNERSHIP.

Any transfer of ownership under this section shall be subject to the distribution of benefits provisions of Article VI or VIA, whichever applies.

Upon the request of a Member, we may purchase for its cash value a personal life insurance policy issued to, and insuring the life of, the Member. Such policy shall be immediately transferred from us to the Trustee. The cash value of the purchased policy shall be a part of our Contribution for the Plan Year. Any such purchase shall be accomplished only under an appropriate written agreement between the Member, the Trustee, and us. In lieu of our purchase of such policy and at our direction, the Trustee may purchase the policy directly from the Member. These provisions shall not be available if the policy is subject to a policy loan or similar lien. The purchase of and future premiums for any such policy shall be subject to the limitations in Section 4.02.

If the Insurance Policy on a Member's life allows transfer of ownership, he may pay the Trustee an amount equal to the cash value of such policy. Such payment shall become a part of his Account. Upon receiving the payment, the Trustee shall transfer ownership of the policy to the Member. This transfer of ownership is not a distribution from the Plan. This option shall only be available to a Member if the policy would, but for the sale, be surrendered by the Plan.

If the Insurance Policy on a Member's life allows transfer of ownership and a distribution of his Vested Account would include the cash value of such policy, he may have ownership of such policy transferred to himself without paying the cash value to the Trustee. Any Insurance Policy transferred to the Member for which he has not paid the cash value to the Trustee is a distribution from the Plan.

In applying the provisions of this section, all Members in similar circumstances shall be treated in a similar manner. Members who are Highly Compensated Employees shall not be treated in a manner more favorable than that afforded all other Members.

SECTION 4.04 - TERMINATION OF INSURANCE.

The termination of insurance under this section shall be subject to the distribution of benefits provisions of Article VI or VIA, whichever applies.

No premium payments shall be made under this Plan for an Inactive Member. If a Member becomes an Inactive Member before his Retirement Date, the Trustee may either use the cash value of the Insurance Policy on his life to provide paid-up insurance or may surrender the Insurance Policy. The cash value of a surrendered Insurance Policy is retained in the Member's Account and added to the Investment Fund. The purchase of paid-up insurance shall be subject to the provisions of the Insurance Policy. If the Member ceases to be an Employee before his Retirement Date, he may elect to have the ownership of the Insurance Policy transferred as provided in Section 4.03.

On a Member's Retirement Date, any Insurance Policy on his life, the ownership of which has not been transferred to him, shall terminate. The cash value shall be paid to the Member in cash or applied to provide an income for him according to the provisions of the Insurance Policy. In any event, no portion of the value of any Insurance Policy shall be used to continue life insurance protection under the Plan beyond actual retirement.

ARTICLE V
BENEFITS

SECTION 5.01 - RETIREMENT BENEFITS.

On a Member's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of Article VI or VIA, whichever applies, and the provisions of Section 10.11.

SECTION 5.02 - DEATH BENEFITS.

If a Member dies before his Annuity Starting Date, his Vested Account shall be distributed according to the distribution of benefits provisions of Article VI or VIA, whichever applies, and the provisions of Section 10.11.

SECTION 5.03 - VESTED BENEFITS.

If an Inactive Member's Vested Account is not payable under the provisions of
Section 10.11, he may elect, but is not required, to receive a distribution of his Vested Account after he ceases to be an Employee. If Item Z(4)(a) is selected, distributions from the Member's Vested Account which result from the designated Contributions shall not begin before the Member becomes Totally Disabled. If Item Z(4)(b) is selected, distributions from the Member's Vested Account which result from the designated Contributions shall not be made until he has ceased to be an Employee for the period of time specified. If Item AA(1)(a) is not selected, the Member's election shall be subject to his spouse's consent as provided in Section 6.03. A distribution under this paragraph shall be a retirement benefit and shall be distributed to the Member according to the distribution of benefits provisions of Article VI or VIA, whichever applies.

A Member may not elect to receive a distribution under the provisions of this section after he again becomes an Employee until he subsequently ceases to be an Employee and again meets the requirements of this section.

If an Inactive Member does not receive an earlier distribution, upon his Retirement Date or death, his Vested Account shall be distributed according to the provisions of Section 5.01 or 5.02.

The Nonvested Account of an Inactive Member who ceases to be an Employee shall remain a part of his Account until it becomes a Forfeiture. However, if he again becomes an Employee so that his Vesting Percentage may increase, the Nonvested Account may become part of his Vested Account.

SECTION 5.04 - WHEN BENEFITS START.

a) Unless otherwise elected, benefits shall begin before the 60th day following the close of the Plan Year in which the latest date below occurs:

     1) The date the Member attains age 65 (or Normal Retirement Age, if earlier).

     2)   The 10th anniversary of the Member's Entry Date.

     3)   The date the Member ceases to be an Employee.

     Notwithstanding the foregoing, the failure of a Member and spouse, if applicable, to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 6.03 or 6A.03, whichever applies, shall be deemed to be an election to defer the start of benefits sufficient to satisfy this section.

     The Member may elect to have benefits begin after the latest date for beginning benefits described above, subject to the following provisions of this section. The Member shall make the election in writing. Such election must be made before his Normal Retirement Date or the date he ceases to be an Employee, if later. The Member shall not elect a date for beginning benefits or a form of distribution which would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

     Benefits shall begin on an earlier date if otherwise provided in the Plan. For example, the Member's Retirement Date or Required Beginning Date, as defined in Section 7.02.

b) The Member's Vested Account which results from Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions may not be distributed to a Member or to his Beneficiary (or Beneficiaries) in accordance with the Member's or Beneficiary's (or Beneficiaries') election, earlier than separation from service, death, or disability. Such amount may also be distributed upon:

     1)   Termination of the Plan as permitted in Article VIII.

     2) The disposition by us, if we are a corporation, to an unrelated corporation of substantially all of the assets, within the meaning of Code Section 409(d)(2), used in a trade or business of ours if we continue to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

     3) The disposition by us, if we are a corporation, to an unrelated entity of our interest in a subsidiary, within the meaning of Code Section 409(d)(3), if we continue to maintain the Plan, but only with respect to Employees who continue employment with such subsidiary.

     4)   The attainment of age 59 1/2 as permitted in Section 5.05.

     5)   The hardship of the Member as permitted in Section 5.05.

     All distributions that may be made pursuant to one or more of the foregoing distributable events will be a retirement benefit and shall be distributed to the Member according to the distribution of benefits provisions of
     Article VI or VIA, whichever applies. In addition, distributions that are triggered by any of the first three events enumerated above must be made in a lump sum. A lump sum shall include a distribution of an annuity contract.

SECTION 5.05 - WITHDRAWAL BENEFITS.

a) Financial Hardship Withdrawals. If elected by us in Item Y(3), withdrawals of part of the Member's Account as provided in Item Y(3) will be permitted in the event of hardship due to an immediate and heavy financial need.

     Immediate and heavy financial need shall be limited to: (i) expenses incurred or necessary for medical care, described in Code Section 213(d), of the Member, the Member's spouse, or any dependents of the Member (as defined in Code Section 152); (ii) the purchase (excluding mortgage payments) of a principal residence for the Member; (iii) payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Member, his spouse, children, or dependents; (iv) the need to prevent the eviction of the Member from, or foreclosure on the mortgage of, the Member's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations.

     No withdrawal shall be allowed which is not necessary to satisfy such immediate and heavy financial need. Such withdrawal shall be deemed necessary only if all of the following requirements are met: (i) the distribution is not in excess of the amount of the immediate and heavy financial need (including amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution); (ii) the Member has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by us; (iii) the Plan, and all other plans maintained by us, provide that the Member's elective contributions and member contributions will be suspended for at least 12 months after receipt of the hardship distribution; and (iv) the Plan, and all other plans maintained by us, provide that the Member may not make elective contributions for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Member's elective contributions for the taxable year of the hardship distribution. The Plan will suspend elective contributions and member contributions for 12 months and limit elective deferrals as provided in the preceding sentence. A Member shall not cease to be an Eligible Member, as defined in Section 3.07, merely because his elective contributions or member contributions are suspended.

b) Other Withdrawals. A Member may withdraw any part of his Account resulting from his Voluntary Contributions subject to the limitations provided in Item Y(1). A Member may withdraw any part of his Account resulting from his Rollover Contributions subject to the limitations provided in Item Y(2). If elected by us in Item Y(4), withdrawals of part of the Member's Account as provided in Item Y(4) will be permitted at any time after he attains age
     59 1/2 subject to the limitations provided in Item Y(4). If elected by us in Item Y(5), withdrawals of part of the Member's Account as provided in Item Y(5) will be permitted after he has been an Active Member for at least five years subject to the limitations provided in Item Y(5).

A request for withdrawal shall be made in such manner and in accordance with such rules as we will prescribe for this purpose (including by means of voice response or other electronic means under circumstances we permit). Withdrawals shall be a retirement benefit and shall be distributed to the

Member according to the distribution of benefits provisions of Article VI or VIA, whichever applies. A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06 - LOANS TO MEMBERS.

If permitted under Item U(3)(a), loans shall be made available to all Members on a reasonably equivalent basis. For purposes of this section, and unless otherwise specified, Member means any Member or Beneficiary who is a party-in-interest as defined in ERISA. Loans shall not be made to Highly Compensated Employees in an amount greater than the amount made available to other Members.

No loans shall be made to any shareholder-employee or Owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5 percent of the outstanding stock of the corporation.

A loan to a Member shall be a Member-directed investment of his Account. The portion of the Member's Account held in the Qualifying Employer Securities Fund may be redeemed for purposes of a loan only after the amount held in other investment options has been depleted. The loan is a Trust Fund investment but no Account other than the borrowing Member's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

The number of outstanding loans shall be limited to one, unless otherwise specified in Item U(3)(a)(iv). No more than one loan shall be approved for any Member in any 12-month period, unless otherwise specified in Item U(3)(a)(v). If Item U(3)(a)(ii) is selected, the minimum amount of any loan shall be the amount specified in that item.

Loans must be adequately secured and bear a reasonable rate of interest.

The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Member and shall be equal to the lesser of (a) or (b) below:

a) $50,000, reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

b)   The greater of (1) or (2), reduced by (3) below:

     1)   One-half of the Member's Vested Account.

     2)   $10,000.

     3)   Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Member's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and all qualified employer plans, as defined in Code Section 72(p)(4), of ours and any Controlled Group member shall be treated as one plan.

The foregoing notwithstanding, the amount of such loan shall not exceed 50 percent of the amount of the Member's Vested Account reduced by any outstanding loan balance on the date the new loan is made. In addition, the amount of the loan may be further limited to a specified dollar amount, if Item U(3)(a)(iii) so indicates. For purposes of this maximum, a Member's Vested Account does not include any accumulated deductible employee contributions, as defined in Code
Section 72(o)(5)(B).

No collateral other than a portion of the Member's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

A Member must obtain the consent of his spouse, if any, to the use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation, extension, renewal, or other revision of the loan. If Item AA(1)(a) is selected, no consent shall be required. If AA(1)(a) is not selected and subparagraph (d) of Section 6.03 applies, no consent shall be required.

If a valid spousal consent has been obtained in accordance with the above, or spousal consent is not required, then, notwithstanding any other provision of this Plan, the portion of the Member's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Member shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If spousal consent is required and less than 100 percent of the Member's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among Members in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. If Item U(3)(a)(vi)A is selected and the loan is used to acquire a dwelling unit, which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Member, the repayment period may extend beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Member and if the loan is for a principal residence, shall not be for a period longer than the repayment period consistent with commercial practices.

The Member shall make an application for a loan in such manner and in accordance with such rules as we will prescribe for this purpose (including by means of voice response or other electronic means under circumstances we permit). The application must specify the amount and duration requested.

Information contained in the application for the loan concerning the income, liabilities, and assets of the Member will be evaluated to determine whether there is a reasonable expectation that the Member will be able to satisfy payments on the loan as due. Additionally, the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and credit history of the Member to determine whether a loan should be approved.

Each loan shall be fully documented in the form of a promissory note signed by the Member for the face amount of the loan, together with interest determined as specified above.

There will be an assignment of collateral to the Plan executed at the time the loan is made.

In those cases where repayment through payroll deduction is available, installments are so payable, and a payroll deduction agreement shall be executed by the Member at the time the loan is made. Loan repayments that are accumulated through payroll deduction shall be paid to the Trustee by the earlier of (i) the date the loan repayments can reasonably be segregated from our assets, or (ii) the 15th business day of the month following the month in which such amounts would otherwise have been paid in cash to the Member.

Where payroll deduction is not available, payments in cash are to be timely made. Any payment that is not by payroll deduction shall be made payable to us or the Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note. The Loan Administrator shall deposit such amounts into the Plan as soon as administratively practicable after they are received, but in no event later than the 15th business day of the month after they are received.

The promissory note may provide for reasonable late payment penalties and service fees. Any penalties or service fees shall be applied to all Members in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Member as part of the loan balance.

Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.

The Plan shall suspend loan payments for a period not exceeding one year during which an approved unpaid leave of absence occurs other than a military leave of absence. The Loan Administrator shall provide the Member a written explanation of the effect of the suspension of payments upon his loan.

If a Member separates from service (or takes a leave of absence) from the Employer because of service in the military and does not receive a distribution of his Vested Account, the Plan shall suspend loan payments until the Member's completion of military service or until the Member's fifth anniversary of commencement of military service, if earlier, as permitted under Code Section 414(u). The Loan Administrator shall provide the Member a written explanation of the effect of his military service upon his loan.

If any payment of principal and interest, or any portion thereof, remains unpaid for more than 90 days after due, the loan shall be in default. For purposes of Code Section 72(p), the Member shall then be treated as having received a deemed distribution regardless of whether or not a distributable event has occurred.

Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law. The entire principal balance, whether or not otherwise then due, along with accrued interest, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically, but not limited to, the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due shall not occur until a distributable event occurs in accordance with the Plan, and shall not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Member loan is secured, shall be assessed and collected from the Account of the Member as part of the loan balance.

If payroll deduction is being utilized, in the event that a Member's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued, shall become due and payable, as above.

If no distributable event has occurred under the Plan at the time that the Member's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan. An outstanding loan will become due and payable in full 60 days after a Member ceases to be an Employee and a party-in-interest as defined in ERISA or after complete termination of the Plan.

SECTION 5.07 - DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS.

The Plan specifically permits distributions to an Alternate Payee under a qualified domestic relations order as defined in Code Section 414(p), at any time, irrespective of whether the Member has attained his earliest retirement age, as defined in Code Section 414(p), under the Plan. A distribution to an Alternate Payee before the Member has attained his earliest retirement age is available only if the order specifies that distribution shall be made prior to the earliest retirement age or allows the Alternate Payee to elect a distribution prior to the earliest retirement age.

Nothing in this section shall permit a Member to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the Alternate Payee to receive a form of payment not permitted under the Plan.

The benefit payable to an Alternate Payee shall be subject to the provisions of
Section 10.11 if the value of the benefit does not exceed $5,000 ($3,500 for Plan Years beginning before August 6, 1997).

The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator shall promptly notify the Member and the Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Member and each Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered before January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

If any portion of the Member's Vested Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amounts shall be distributed in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the Alternate Payee(s).

ARTICLE VI
DISTRIBUTION OF BENEFITS FOR PLANS WHICH PROVIDE FOR LIFE ANNUITIES

The provisions of this article shall apply if Item AA(1)(a) is not selected. The provisions of Article VIA shall apply if Item AA(1)(a) is selected.

The provisions of this article shall apply to any Member who is credited with at least one Hour of Service on or after August 23, 1984, and to such other Members as provided in Section 6.05.

SECTION 6.01 - AUTOMATIC FORMS OF DISTRIBUTION.

Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see Section 6.03), the automatic form of benefit payable to or on behalf of a Member is determined as follows:

a) Retirement Benefits. The automatic form of retirement benefit for a Member who does not die before his Annuity Starting Date shall be:

     1) The Qualified Joint and Survivor Annuity for a Member who has a spouse.

     2)   The Normal Form for a Member who does not have a spouse.

b) Death Benefits. The automatic form of death benefit for a Member who dies before his Annuity Starting Date shall be:

     1) A Qualified Preretirement Survivor Annuity for a Member who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Member dies and by the date the Member would have been 70 1/2. If the spouse dies before benefits start, the Member's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's Beneficiary.

     2) A single sum payment to the Member's Beneficiary for a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

     Before a death benefit shall be paid on account of the death of a Member who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Member does not have such a spouse.

SECTION 6.02 - OPTIONAL FORMS OF DISTRIBUTION.

a) Retirement Benefits. The optional forms of retirement benefit shall be the following: (i) a straight life annuity; (ii) single life annuities with certain periods of 5, 10, or 15 years; (iii) a single life annuity with installment refund; (iv) survivorship life annuities with installment refund and survivor percentages of 50%, 66 2/3% or 100%; (v) fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy, as defined in Article VII, of the Member where the Life Expectancy, as defined in Article VII, is not recalculated;
     (vi) a full flexibility option; and (vii) a single sum payment. That portion of a Member's Account which is held in the Qualifying Employer Securities Fund may be distributed in kind. That portion of a Member's Account which is held in the Self-directed Brokerage Account may be distributed in kind. The optional forms shall be modified as provided below:

     1) If Item AA(2)(a) is selected, the full flexibility option shall not be available.

     2) If Item AA(2)(b)(i) is selected, a single sum payment shall not be available for that part of a Member's Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions and Discretionary Contributions. If Item AA(2)(a) is not selected, the full flexibility option shall not be available for that part of a Member's Vested Account which he cannot receive in a single sum.

     3) If Item AA(2)(b)(ii) is selected, a single sum payment shall not be available for that part of a Member's Vested Account resulting from Elective Deferral Contributions, Matching Contributions, Qualified Nonelective Contributions, Additional Contributions and Discretionary Contributions before his Retirement Date or the date he becomes Totally Disabled, if earlier. If Item AA(2)(a) is not selected, the full flexibility option shall not be available for that part of a Member's Vested Account which he cannot receive in a single sum.

     4) If Item U(5)(a)(iv)A of the Adoption Agreement - Nonstandard is selected, a distribution in kind shall not be available for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund.

     5) If Item U(5)(a)(iv)B of the Adoption Agreement - Nonstandard is selected, a distribution in a single sum payment shall not be available for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund.

     The full flexibility option is an optional form of benefit under which the Member receives a distribution each calendar year, beginning with the calendar year in which his Annuity Starting Date occurs. The Member may elect the amount to be distributed each year (not less than $1,000). The amount payable in his first Distribution Calendar Year, as defined in
     Article VII, must satisfy the minimum distribution requirements of Article VII for such year. Distributions for later Distribution Calendar Years, as defined in Article VII, must satisfy the minimum distribution requirements of Article VII for such years. If the Member's Annuity Starting Date does not occur until his second Distribution Calendar Year, as defined in
     Article VII, the amount payable for such year must satisfy the minimum distribution requirements of Article VII for both the first and second Distribution Calendar Years, as defined in Article VII.

     Election of an optional form is subject to the qualified election provisions of Section 6.03 and the distribution requirements of Article VII.

     Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Member or spouse shall comply with the requirements of this Plan.

b) Death Benefits. The optional forms of death benefit are a single sum payment and any annuity that is an optional form of retirement benefit. However, the full flexibility option shall not be available if the Beneficiary is not the spouse of the deceased Member.

     Election of an optional form is subject to the qualified election provisions of Section 6.03 and the distribution requirements of Article VII.

SECTION 6.03 - ELECTION PROCEDURES.


The Member, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of
(c) below.

a) Retirement Benefits. A Member may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit available in Section 6.02.

b) Death Benefits. A Member may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit available in Section 6.02.

     If the Member has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Member.

     The Member may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

     In lieu of the Qualified Preretirement Survivor Annuity described in
     Section 6.01, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit available in Section 6.02.

c) Qualified Election. The Member, Beneficiary, or spouse may make an election at any time during the election period. The Member, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

     1) Election Period for Retirement Benefits. The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Annuity may not be made before the date the Member is provided with the notice of the ability to waive the Qualified Joint and Survivor Annuity. If the Member elects a full flexibility option, he may revoke his election at any time before his first Distribution Calendar Year, as defined in Article VII. When he elects to have benefits begin again, he shall have a new Annuity Starting Date. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

     2) Election Period for Death Benefits. A Member may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Member dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Member dies and ends on the date benefits begin.

          An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Member before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Member's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Member after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

     3) Consent to Election. If the Member's Vested Account exceeds $5,000 ($3,500 for Plan Years beginning before August 6, 1997), any benefit which is (i) immediately distributable or (ii) payable in a form other than a Qualified Joint and Survivor Annuity or a Qualified

          Preretirement Survivor Annuity, requires the consent of the Member and the Member's spouse (or where either the Member or the spouse has died, the survivor). Such consent shall also be required if the Member's Vested Account at the time of any prior distribution exceeded $5,000 ($3,500 for Plan Years beginning before August 6, 1997). The rule in the preceding sentence shall not apply effective October 17, 2000. However, consent will still be required if the Member had previously had an Annuity Starting Date with respect to any portion of such Vested Account.

          The consent of the Member or spouse to a benefit which is immediately distributable must not be made before the date the Member or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be in writing.

          The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Annuity. Furthermore, if spousal consent is not required because the Member is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Member need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Member nor the Member's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415.

          In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), and if we (or any entity within the same Controlled Group) do not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Member's Account balance will, without the Member's consent, be distributed to the Member. However, if any entity within the same Controlled Group maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Member's Account will be transferred, without the Member's consent, to the other plan if the Member does not consent to an immediate distribution.

          A benefit is immediately distributable if any part of the benefit could be distributed to the Member (or surviving spouse) before the Member attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62.

          If the Qualified Joint and Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Member without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election.

          Spousal consent is not required, however, if the Member establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Member may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Member without further consent by the spouse. A spouse's consent may be revoked at any time within the Member's election period.

d) Special Rule for Profit Sharing Plans. This subparagraph (d) applies if the Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. If the above condition is met, spousal consent is not required for electing an optional form of retirement benefit that is not a life annuity. If such condition is not met, such consent requirements shall be operative.

SECTION 6.04 - NOTICE REQUIREMENTS.

a) Optional Forms of Retirement Benefit and Right to Defer. The Plan Administrator shall furnish to the Member and the Member's spouse a written explanation of the optional forms of retirement benefit in Section 6.02, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Member and the Member's spouse to defer distribution until the benefit is no longer immediately distributable.

     The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member and the Member's spouse no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

     The Member (and spouse, if applicable) may waive the 30-day election period if the distribution of the elected form of retirement benefit begins more than 7 days after the Plan Administrator provides the Member (and spouse, if applicable) the written explanation provided that: (i) the Member has been provided with information that clearly indicates that the Member has at least 30 days to consider the decision of whether or not to elect a distribution and a particular distribution option, (ii) the Member is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation is provided to the Member, and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Member.

b) Qualified Joint and Survivor Annuity. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Annuity; the Member's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation.

     The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

     The Member (and spouse, if applicable) may waive the 30-day election period if the distribution of the elected form of retirement benefit begins more than 7 days after the Plan Administrator provides the Member (and spouse, if applicable) the written explanation provided that: (i) the Member has been provided with information that clearly indicates that the Member has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent, if applicable) a form of distribution other than a Qualified Joint and Survivor Annuity, (ii) the Member is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Member, and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Member.

     After the written explanation is given, a Member or spouse may make a written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

     The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Annuity and the financial effect upon the Member's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Annuity.

c) Qualified Preretirement Survivor Annuity. The Plan Administrator shall furnish to the Member a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Member's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Member's spouse; and the right to revoke an election and the effect of such a revocation.

     The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member within the applicable period. The applicable period for a Member is whichever of the following periods ends last:

     1) the period beginning one year before the date the individual becomes a Member and ending one year after such date; or

     2) the period beginning one year before the date the Member's spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one year after such date.

     If such notice is given before the period beginning with the first day of the Plan Year in which the Member attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age 35, an additional notice shall be given within such period. If a Member ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

     After the written explanation is given, a Member or spouse may make a written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Member or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Member or spouse.

     The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.

SECTION 6.05 - TRANSITIONAL RULES.

a) Any living Member not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous sections of this article, must be given the opportunity to elect to have the prior sections of this article apply if such Member is credited with at least one

     Hour of Service under this Plan, or a predecessor plan, in a Plan Year beginning on or after January 1, 1976, and such Member had at least ten Years of Service when he separated from service.

b) Any living Member not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan, or a predecessor plan, on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to elect to have his benefits paid in accordance with (d) below.

c) The respective opportunities to elect (as described in (a) and (b) above) must be afforded to the appropriate Members during the period beginning on August 23, 1984, and ending on the date benefits would otherwise begin to such Members.

d) Any Member who has elected according to (b) above and any Member who does not elect under (a) above or who meets the requirements of (a) above except that such Member does not have at least ten Years of Service when he separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

     1) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Member who:

          i) begins to receive payments under the Plan on or after his Normal Retirement Age; or

          ii) dies on or after his Normal Retirement Age while still working for us; or

          iii) begins to receive payments on or after his qualified early retirement age; or

          iv) separates from service on or after attaining his Normal Retirement Age (or his qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

     then such benefits shall be paid under the Qualified Joint and Survivor Annuity, unless the Member has elected otherwise during the election period. The election period must begin at least six months before the Member attains his qualified early retirement age and end not more than 90 days before benefits begin. Any election hereunder shall be in writing and may be changed by the Member at any time.

     2) Election of Early Survivor Annuity. A Member who is employed after attaining his qualified early retirement age shall be given the opportunity to elect, during the election period, to have a Qualified Preretirement Survivor Annuity payable on death. If the Member elects the Qualified Preretirement Survivor Annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Member had retired on the day before his death.

          Any election under this provision shall be in writing and may be changed by the Member at any time. The election period begins on the later of (i) the 90th day before the Member attains his qualified early retirement age, or (ii) the date on which participation begins, and ends on the date he terminates employment.

     3) For purposes of this subparagraph (d), qualified early retirement age is the latest of:

          i) the earliest date, under the Plan, on which the Member may elect to receive retirement benefits,

          ii) the first day of the 120th month beginning before the Member reaches his Normal Retirement Age, or

          iii) the date the Member begins participation.

ARTICLE VIA
DISTRIBUTION OF BENEFITS FOR PLANS WHICH DO NOT PROVIDE FOR LIFE ANNUITIES

The provisions of this article shall apply if Item AA(1)(a) is selected. The provisions of Article VI shall apply if Item AA(1)(a) is not selected.

SECTION 6A.01 - AUTOMATIC FORMS OF DISTRIBUTION.

Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see Section 6A.03), the automatic form of benefit payable to or on behalf of a Member is determined as follows:

a) Retirement Benefits. The automatic form of retirement benefit for a Member who does not die before his Annuity Starting Date shall be a single sum payment except as provided in the following sentence. If Items U(5)(a) and U(5)(a)(iv)B of the Adoption Agreement - Nonstandard are selected, the automatic form of retirement benefit for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund shall be a distribution in kind.

b) Death Benefits. The automatic form of death benefit for a Member who dies before his Annuity Starting Date shall be a single sum payment to the Member's Beneficiary.

SECTION 6A.02 - OPTIONAL FORMS OF DISTRIBUTION.

a)   Retirement Benefits.

     1) If Item AA(1)(a)(i) is selected, the only form of retirement benefit is a single sum payment except as provided below:

          i) If Items U(5)(a) and U(5)(a)(iv)B of the Adoption Agreement - Nonstandard are selected, the only form of retirement benefit for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund is a distribution in kind.

          ii) If Item U(5)(a) of the Adoption Agreement - Nonstandard is selected and Items U(5)(a)(iv)A and B of the Adoption Agreement - Nonstandard are not selected, the optional forms of retirement benefit for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund are a single sum payment and a distribution in kind.

          iii) The optional forms of retirement benefit for that portion of a Member's Account which is held in the Self-directed Brokerage Account are a single sum payment and a distribution in kind.

               Election of an optional form is subject to the qualified election provisions of Section 6A.03 and the distribution requirements of
               Article VII.

     2) If Item AA(1)(a)(i) is not selected, the optional forms of retirement benefit shall be the following: (i) a single sum payment and (ii) fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy, as defined in Article VII, of the Member where the Life Expectancy, as defined in Article VII, is not recalculated. That portion of a Member's Account which is held in the Qualifying Employer Securities Fund may be distributed in kind. That portion of a Member's Account which is held in the Self-directed Brokerage Account may be distributed in kind. The optional forms shall be modified as provided below:

          i) If Item U(5)(a)(iv)A of the Adoption Agreement - Nonstandard is selected, a distribution in kind shall not be available for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund.

          ii) If Item U(5)(a)(iv)B of the Adoption Agreement - Nonstandard is selected, a distribution in a single sum payment shall not be available for that portion of a Member's Account which is held in the Qualifying Employer Securities Fund.

          iii) The optional forms of retirement benefit for that portion of a Member's Account which is held in the Self-directed Brokerage Account are a single sum payment and a distribution in kind.

          Election of an optional form is subject to the qualified election provisions of Section 6A.03 and the distribution requirements of
          Article VII.

          Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Member or spouse shall comply with the requirements of this Plan.

b)   Death Benefits.

     1) If Item AA(1)(a)(i) is selected, the only form of death benefit is a single sum payment.

     2) If Item AA(1)(a)(i) is not selected, the optional forms of death benefit are a single sum payment and any annuity that is an optional form of retirement benefit.

          Election of an optional form is subject to the qualified election provisions of Section 6A.03 and the distribution requirements of
          Article VII.

SECTION 6A.03 - ELECTION PROCEDURES.

The Member or Beneficiary, if applicable, shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of (c) below.

a)   Retirement Benefits.

     1) If Item AA(1)(a)(i) is selected, no election can be made. However, if Item U(5)(a) of the Adoption Agreement - Nonstandard is selected and Items U(5)(a)(iv)A and B of the Adoption Agreement - Nonstandard are not selected, a Member may elect to have retirement benefits from that portion of his Account which is held in the Qualifying Employer Securities Fund distributed under any of the optional forms of retirement benefit available in Section 6A.02.

     2) If Item AA(1)(a)(i) is not selected, a Member may elect his Beneficiary and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit available in
          Section 6A.02.

     3) In addition, a Member may elect to have retirement benefits from his Self-directed Brokerage Account distributed under any of the optional forms of retirement benefit available in Section 6A.02.

b)   Death Benefits.

     1)   If Item AA(1)(a)(i) is selected, a Member may elect his Beneficiary.

     2) If Item AA(1)(a)(i) is not selected, a Member may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit available in Section 6A.02.

          If the Member has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Member.

c) Qualified Election. The Member or Beneficiary, if applicable, may make an election at any time during the election period. The Member or Beneficiary, if applicable, may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only it if meets the consent requirements below.

     1) Election Period for Retirement Benefits. The Member, if applicable, may make an election as to retirement benefits at any time before the Annuity Starting Date.

     2) Election Period for Death Benefits. A Member may make an election as to death benefits at any time before he dies. The Beneficiary's election period, if applicable, begins on the date the Member dies and ends on the date benefits begin.

     3) Consent to Election. If the Member's Vested Account exceeds $5,000 ($3,500 for Plan Years beginning before August 6, 1997), any benefit which is immediately distributable requires the consent of the Member. Such consent shall also be required if the Member's Vested Account at the time of any prior distribution exceeded $5,000 ($3,500 for Plan Years beginning before August 6, 1997). However, for distributions made after March 21, 1999 and before October 17, 2000, such consent shall only be required if the Member's Vested Account exceeds $5,000 or the Member had previously had an Annuity Starting Date with respect to any portion of such Vested Account. For distributions made on or after October 17, 2000, such consent shall only be required if the Member's Vested Account exceeds $5,000.

          The consent of the Member to a benefit which is immediately distributable must not be made before the date the Member is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing.

          The consent shall not be made more than 90 days before the Annuity Starting Date. The consent of the Member shall not be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or 415.

          In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), and if we (or any entity within the same Controlled Group) do not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Member's Account balance will, without the Member's consent, be distributed to the Member. However, if any entity within the same Controlled Group maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Member's Account will be transferred, without the Member's consent, to the other plan if the Member does not consent to an immediate distribution.

          A benefit is immediately distributable if any part of the benefit could be distributed to the Member before the Member attains the older of Normal Retirement Age or age 62.

          Spousal consent is needed to name a Beneficiary other than the Member's spouse. If the Member names a Beneficiary other than his spouse, the spouse has the right to limit consent only to a specific Beneficiary. The spouse can relinquish such right. Such consent shall be made in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary and that the relinquishment of such right was voluntary. Unless the consent of the spouse expressly permits designations by the Member without a requirement of further consent by the spouse, the spouse's consent must be limited to the Beneficiary, class of Beneficiaries, or contingent Beneficiary named in the election.

          Spousal consent is not required, however, if the Member establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Member may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Member without further consent by the spouse. A spouse's consent may be revoked at any time within the Member's election period.

SECTION 6A.04 - NOTICE REQUIREMENTS.

If Item AA(1)(a)(i) is selected, the provisions of (a) below apply unless Item U(5)(a) of the Adoption Agreement - Nonstandard is selected and Items U(5)(a)(iv)A and B of the Adoption Agreement - Nonstandard are not selected. In that case, the provisions of (b) below apply. If Item AA(1)(a)(i) is not selected, the provisions of (b) below apply.

a) Right to Defer. The Plan Administrator shall furnish to the Member a written explanation of the right of the Member to defer distribution until the benefit is no longer immediately distributable.

     The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

     However, distribution may begin less than 30 days after the notice described in this subparagraph is given, provided the Plan Administrator clearly informs the Member that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and the Member, after receiving the notice, affirmatively elects a distribution.

b) Optional Forms of Retirement Benefit and Right to Defer. The Plan Administrator shall furnish to the Member a written explanation of the optional forms of retirement benefit in Section 6A.02, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Member to defer distribution until the benefit is no longer immediately distributable.

     The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Member no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

     However, distribution may begin less than 30 days after the notice described in this subparagraph is given, provided the Plan Administrator clearly informs the Member that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option), and the Member, after receiving the notice, affirmatively elects a distribution.

ARTICLE VII
DISTRIBUTION REQUIREMENTS

SECTION 7.01 - APPLICATION.

The optional forms of distribution are only those provided in Article VI and VIA, whichever applies. An optional form of distribution shall not be permitted unless it meets the requirements of this article. The timing of any distribution must meet the requirements of this article.

SECTION 7.02 - DEFINITIONS.

For purposes of this article, the following terms are defined:

APPLICABLE LIFE EXPECTANCY means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Member (or Designated Beneficiary) as of the Member's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, such succeeding calendar year.

DESIGNATED BENEFICIARY means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the proposed regulations thereunder.

DISTRIBUTION CALENDAR YEAR means a calendar year for which a minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to subparagraph (e) of Section 7.03.

5-PERCENT OWNER means a 5-percent owner as defined in Code Section 416. A Member is treated as a 5-percent Owner for purposes of this article if such Member is a 5-percent Owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

In addition, a Member is treated as a 5-percent Owner for purposes of this article if such Member becomes a 5-percent Owner in a later Plan Year. Such Member's Required Beginning Date shall not be later than the April 1 of the calendar year following the calendar year in which such later Plan Year ends.

Once distributions have begun to a 5-percent Owner under this article, they must continue to be distributed, even if the Member ceases to be a 5-percent Owner in a subsequent year.

JOINT AND LAST SURVIVOR EXPECTANCY means joint and last survivor expectancy computed using the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

Unless otherwise elected by the Member by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Member and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

LIFE EXPECTANCY means life expectancy computed using the expected return multiples in Table V of section 1.72-9 of the Income Tax Regulations.

Unless otherwise elected by the Member (or spouse, in the case of distributions described in (e)(2)(ii) of Section 7.03) by the time distributions are required to begin, life expectancy shall be recalculated annually. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

Member's Benefit means:

a) The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

b) Exception For Second Distribution Calendar Year. For purposes of (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

REQUIRED BEGINNING DATE means the date specified in Item Z(5).

If Item Z(5)(a) is not selected and the Plan previously provided for a Required Beginning Date based on age 70 1/2 for all Members, the preretirement age 70 1/2 distribution option is only eliminated with respect to Members who reach age
70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment which eliminated such option. The preretirement age 70 1/2 distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefits begin) begin at a time during the period that begins on or after January 1 of the calendar year in which the Member attains age 70 1/2 and ends April 1 of the immediately following calendar year.

If Item Z(5)(a) is not selected and the Plan previously provided for a Required Beginning Date based on age 70 1/2 for all Members, the options available for Members who are not 5-percent Owners and attained age 70 1/2 in calendar years before the calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment which eliminated the preretirement age 70 1/2 distribution shall be those provided in Items Z(5)(b) and (c).

SECTION 7.03 - DISTRIBUTION REQUIREMENTS.

a)   General Rules.

     1) Subject to Section 6.01, joint and survivor annuity requirements, if applicable, the requirements of this article shall apply to any distribution of a Member's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984.

     2) All distributions required under this article shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

     3) With respect to distributions under the Plan made on or after June 14, 2001, for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code
          Section 401(a)(9) in accordance with the regulations under Code
          Section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Member for 2001 prior to June 14, 2001, are equal to or greater than the amount of required minimum distributions under the 2001 Proposed Regulations, then no additional distributions are required for such Member for 2001 on or after such date. If the to-tal amount of required minimum distributions made to a Member for 2001 prior to June 14, 2001, are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. These provisions shall continue in effect until the last calendar year beginning before the effective date of final regulations under Code
          Section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

b) Required Beginning Date. The entire interest of a Member must be distributed or begin to be distributed no later than the Member's Required Beginning Date.

c) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

     1)   the life of the Member,

     2)   the life of the Member and a Designated Beneficiary,

     3) a period certain not extending beyond the Life Expectancy of the Member, or

     4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Member and a Designated Beneficiary.

d) Determination of Amount To Be Distributed Each Year. If the Member's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning
     Date:

     1)   Individual Account.

          i)   If a Member's Benefit is to be distributed over

               A. a period not extending beyond the Life Expectancy of the Member or the Joint and Last Survivor Expectancy of the Member and the Member's Designated Beneficiary, or

               B. a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Member's Benefit by the Applicable Life Expectancy.

          ii) For calendar years beginning before January 1, 1989, if the Member's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the Life Expectancy of the Member.

          iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Member's Benefit by the lesser of:

               A.   the Applicable Life Expectancy, or

               B. if the Member's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

               Distributions after the death of the Member shall be distributed using the Applicable Life Expectancy in (1)(i) above as the relevant divisor without regard to section 1.401(a)(9)-2 of the proposed regulations.

          iv) The minimum distribution required for the Member's first Distribution Calendar Year must be made on or before the Member's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

     2) Other Forms. If the Member's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

e)   Death Distribution Provisions.

     1) Distribution Beginning Before Death. If the Member dies after distribution of his interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

     2)   Distribution Beginning After Death.

          i) If the Member dies before distribution of his interest begins, distribution of the Member's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with A or B below:

               A. if any portion of the Member's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary beginning on or before December 31 of the calendar year immediately following the calendar year in which the Member died;

               B. if the Designated Beneficiary is the Member's surviving spouse, the date distributions are required to begin in accordance with A above shall not be earlier than the later of:

               1. December 31 of the calendar year immediately following the calendar year in which the Member died, or

               2. December 31 of the calendar year in which the Member would have attained age 70 1/2.

          ii) If the Member has not made an election pursuant to this (e)(2) by the time of his death, the Member's Designated Beneficiary must elect the method of distribution no later than the earlier of:

               A. December 31 of the calendar year in which distributions would be required to begin under this subparagraph, or

               B. December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member.

          iii) If the Member has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

     3) For purposes of (e)(2) above, if the surviving spouse dies after the Member, but before payments to such spouse begin, the provisions of
          (e)(2) above, with the exception of (e)(2)(i)B therein, shall be applied as if the surviving spouse were the Member.

     4) For purposes of this (e), distribution of a Member's interest is considered to begin on the Member's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably begins to the Member before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually begins.

SECTION 7.04 - TRANSITIONAL RULE.

a) Notwithstanding the other requirements of this article and subject to the joint and survivor annuity requirements of Article VI, if applicable, distribution on behalf of any Member, including a 5- percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution begins):

     1) The distribution by the Plan is one which would not have disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

     2) The distribution is in accordance with a method of distribution designated by the Member whose interest in the Plan is being distributed or, if the Member is deceased, by a Beneficiary of such Member.

     3) Such designation was in writing, was signed by the Member or the Beneficiary, and was made before January 1, 1984.

     4) The Member had accrued a benefit under the Plan as of December 31, 1983.

     5) The method of distribution designated by the Member or the Beneficiary specifies the time at which distribution will begin, the period over which distributions will be made, and in the case of any distribution upon the Member's death, the Beneficiaries of the Member listed in order of priority.



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



b) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Member.

c) For any distribution which begins before January 1, 1984, but continues after December 31, 1983, the Member, or Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (a)(1) and (5) above.

d) If a designation is revoked, any subsequent distribution must satisfy the requirements of Code Section 401(a)(9) and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the proposed regulations thereunder, but for the section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and J-3 in section 1.401(a)(9)-2 of the proposed regulations shall apply.

ARTICLE VIII
TERMINATION OF THE PLAN

We expect to continue the Plan indefinitely, but reserve the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions constitutes complete termination of the Plan.

The Account of each Member shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of the Plan. The Account of each Member who is included in the group of Members deemed to be affected by the partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial termination of the Plan. The Member's Vested Account shall continue to participate in the earnings credited, expenses charged, and any appreciation or depreciation of the Investment Fund until his Vested Account is distributed.

A Member's Account which does not result from Elective Deferral Contributions, Qualified Nonelective Contributions and Qualified Matching Contributions may be distributed to the Member after the effective date of the complete termination of the Plan. A Member's Account resulting from such Contributions may be distributed upon complete termination of the Plan, but only if neither we nor any Controlled Group member maintain or establish a successor defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), a simplified employee pension plan as defined in Code
Section 408(k) or a SIMPLE IRA plan as defined in Code Section 408(p)) and such distribution is made in a lump sum. A distribution under this article shall be a retirement benefit and shall be distributed to the Member according to the provisions of Article VI or VIA, whichever applies.

The Member's entire Vested Account shall be paid in a single sum to the Member as of the effective date of complete termination of the Plan if (i) the requirements for distribution of Elective Deferral

Contributions in the above paragraph are met and (ii) consent of the Member is not required in Plan Section 6.03 or 6A.03, whichever is applicable, to distribute a benefit which is immediately distributable. This is a small amounts payment. The small amounts payment is in full settlement of all benefits otherwise payable.

Upon complete termination of the Plan, no more Employees shall become Members and no more Contributions shall be made.

The assets of this Plan shall not be paid to us at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to us. The payment may not be made if it would contravene any provision of law.

ARTICLE IX
ADMINISTRATION OF THE PLAN

SECTION 9.01 - ADMINISTRATION.

Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has complete discretion to construe or interpret the provisions of the Plan, including ambiguous provisions, if any, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Member, Beneficiary, spouse, or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority are final.

Unless otherwise set out in the Plan or Annuity Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary to assist it with the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates, and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

The Plan Administrator shall receive all claims for benefits by Members, former Members, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 9.02 - EXPENSES.

Expenses of the Plan, to the extent that we do not pay such expenses, may be paid out of the assets of the Plan provided that such payment is consistent with ERISA. Such expenses include, but are not limited to, expenses for bonding required by ERISA; expenses for recordkeeping and other administrative services; fees and expenses of the Trustee or Annuity Contract; expenses for investment education service; and direct costs that we incur with respect to the Plan.

SECTION 9.03 - RECORDS.

All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

Writing (handwriting, typing, printing), photostating, photographing, micro-filming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

SECTION 9.04 - INFORMATION AVAILABLE.

Any Member in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Annuity Contract, or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Member or Beneficiary receiving benefits under the Plan, the Plan Administrator shall furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 9.05 - CLAIM AND APPEAL PROCEDURES.

A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to any Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be made in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period renders the Plan Administrator's determination of such denial final, binding and conclusive.

If the Claimant appeals to the Plan Administrator, the Claimant (or his authorized representative) may submit in writing whatever issues and comments the Claimant (or his authorized representative) feels are pertinent. The Claimant (or his authorized representative) may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant shall be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 9.06 - DELEGATION OF AUTHORITY.

All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

SECTION 9.07 - EXERCISE OF DISCRETIONARY AUTHORITY.

The Employer, Plan Administrator, and any other person or entity who has authority with respect to the management, administration, or investment of the Plan may exercise that authority in its/his full discretion, subject only to the duties imposed under ERISA. This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of the Plan documents relevant to the issue under consideration. The exercise of authority will be binding upon all persons; will be given deference in all courts of law to the greatest extent allowed under law; and will not be overturned or set aside by any court of law unless found to be arbitrary and capricious or made in bad faith.

SECTION 9.08 - VOTING AND TENDER OF QUALIFYING EMPLOYER SECURITIES.

Voting rights with respect to Qualifying Employer Securities shall be exercised in the manner specified in Item U(5)(a)(ii) and (iii) of the Adoption Agreement
- Nonstandard. Before each meeting of shareholders, we shall cause to be sent to each person with power to control such voting rights a copy of any notice and other information provided to shareholders and, if applicable, a form for instructing the Trustee how to vote at such meeting (or any adjournment thereof) the number of full and fractional shares subject to such person's voting control. The Trustee may establish a deadline in advance of the meeting by which such forms must be received in order to be effective.

If Members control voting rights, each Member shall be entitled to one vote for each share credited to his Account.

If Members control voting rights, and if some or all of the Members have not directed or have not timely directed the Trustee on how to vote, then the Trustee shall vote such Qualifying Employer Securities in the same proportion as those shares of Qualifying Employer Securities for which the Trustee has received proper direction for such matter.

The decision whether to tender Qualifying Employer Securities in response to a tender or exchange offer for such Qualifying Employer Securities shall be made in the manner specified in Item U(5)(a)(iii) of the Adoption Agreement - Nonstandard. As soon as practicable after the commencement of a tender or exchange offer for Qualifying Employer Securities, we shall cause each person with power to control the response to such tender or exchange offer to be advised in writing the terms of the offer and, if applicable, to be provided with a form for instructing the Trustee, or for revoking such instruction, to tender or exchange shares of Qualifying Employer Securities, to the extent permitted under the terms of such offer. In advising such persons of the terms of the offer, we may include statements from the board of directors setting forth its position with respect to the offer.

If Members control tender decisions, and if some or all of the Members have not directed or have not timely directed the Trustee on how to tender, then the Trustee shall tender such Qualifying Employer Securities in the same proportion as those shares of Qualifying Employer Securities for which the Trustee has received proper direction for such matter.

If the tender or exchange offer is limited so that all of the shares that the Trustee has been directed to tender or exchange cannot be sold or exchanged, the shares that each Member directed to be tendered or exchanged shall be deemed to have been sold or exchanged in the same ratio that the num-ber of shares actually sold or exchanged bears to the total number of shares that the Trustee was directed to tender or exchange.

If Members control voting rights or tender decisions, the Trustee shall hold their individual directions in confidence and, except as required by law, shall not divulge or release such individual directions to anyone associated with us. We may require verification of the Trustee's compliance with the directions received from Members by any independent auditor selected by us, provided that such auditor agrees to maintain the confidentiality of such individual directions.

We may develop procedures to facilitate the exercise of votes or tender rights, such as the use of facsimile transmissions for the Members located in physically remote areas.

SECTION 9.09 - VOTING AND TENDER OF SELF-DIRECTED BROKERAGE ACCOUNTS.

Rights of ownership of securities held in the Self-directed Brokerage Account, including voting rights, tender rights, and rights to exercise exchange offers, shall be passed through to the Member with respect to whom the Self-directed Brokerage Account was established. These rights shall be exercised by the Member through the mechanism (including the course of dealing and practices and procedures) established by the Trustee under the Trustar? Retirement Services Directed Trust Agreement for the exercise of such rights and in accordance with the Self-directed Brokerage Account documents.

ARTICLE X
GENERAL PROVISIONS

SECTION 10.01 - AMENDMENTS.

We may amend a selection or specification in the Adoption Agreement at any time, including any remedial retroactive changes (within the time specified by Internal Revenue Service regulation), to comply with any law or regulation issued by any governmental agency to which the Plan is subject.

An amendment may not diminish or adversely affect any accrued interest or benefit of Members or their Beneficiaries nor allow reversion or diversion of Plan assets to us at any time, except as may be required to comply with any law or regulation issued by any governmental agency to which the Plan is subject.

No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Member's accrued benefit. However, a Member's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Member's Account with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Member as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his employer-derived accrued benefit shall not be less than his percentage computed under the Plan without regard to such amendment.

No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit with respect to benefits attributable to service before the amendment except as provided in Section 10.03 and below:

a) The Plan is amended to eliminate or restrict the ability of a Member to receive payment of his Account balance under a particular optional form of benefit and the amendment satisfies the conditions in (1) and (2) below:

     1) The amendment provides a single sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Member) except with respect to the timing of payments after commencement.

     2) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of:

          i) the 90th day after the date the Member receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications, or

          ii) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

b) The Plan is amended to eliminate or restrict in-kind distributions and the conditions in Q&A 2(b)(2)(iii) in section 1.411(d)-4 of the regulations are met.

We may amend the Plan by adding overriding plan language to the Adoption Agreement in order to satisfy Code Sections 415 and 416 because of the required aggregation of multiple plans under those sections. We may amend the Plan by adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. An amendment to this Plan will be forwarded to Principal Life Insurance Company, the prototype plan sponsor.

We may attach an addendum which lists the Code Section 411(d)(6) protected benefits that must be preserved due to a restatement or amendment of the Plan. Such a list would not be considered an amendment to the Plan and will not cause the Plan to be treated as individually designed. We may attach an addendum which identifies those provisions which are not amended retroactively when the Plan is amended retroactively due to changes in the Code. This would apply when the Plan is amended for the law changes through the Internal Revenue Service Restructuring and Reform Act of 1998. This would include a snap-off addendum which reflects the operation of the Plan between the earliest effective date and the date the Plan reflecting such changes is adopted.

If we amend the Plan for any reason other than those set out above, our Plan shall no longer participate in this prototype plan and shall be considered an individually designed plan. As the Employer, we reserve the right to continue our retirement program under a document separate and distinct from this Plan. In such event, all rights and obligations of ours, or of any Member or Beneficiary, under this document, shall cease. Assets held in support of this Plan will be transferred to the designated funding medium under the new or restated plan and, if applicable, Trust Agreement, in the manner permitted under, and subject to the provisions of, the Annuity Contract.

If, as a result of an amendment, an Employer Contribution is removed that is not 100% immediately vested when made, the vesting schedule in effect as of the last day such Contributions were permitted shall remain in effect with respect to that part of his Account resulting from such Contributions. The Member shall not become immediately 100% vested in such Contributions as a result of the elimination of such Contribution except as otherwise specifically provided in the Plan.

We delegate authority to amend this Plan to Principal Life Insurance Company as the prototype plan sponsor. We hereby consent to any such amendment. However, no such amendment shall increase the duties of the Named Fiduciary without his consent. Such an amendment shall not deprive any

Member or Beneficiary of any accrued benefit except to the extent necessary to comply with any law or regulation issued by any governmental agency to which this Plan is subject. Such an amendment shall not provide that the Plan Fund be used for any purpose other than the exclusive benefit of Members or their Beneficiaries or that such Plan Fund ever revert to or be used by us.

Any amendment to this Plan by Principal Life Insurance Company, as the prototype plan sponsor, shall be deemed to be an amendment to this Plan by us. The effective date of any amendment shall be specified in the written instrument of amendment.

An amendment shall not decrease a Member's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in Section 11.03, changes the computation of the percentage used to determine that portion of a Member's Account attributable to our Contributions which is nonforfeitable (whether directly or indirectly), each Member or former Member

c) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Member does not have at least one Hour of Service in a Plan Year beginning after December 31, 1988) and

d) whose Vesting Percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account which results from our Contributions determined without regard to the amendment. This election may not be revoked. If after the Plan is changed, the Member's nonforfeitable percentage will at all times be as great as it would have been if the change had not been made, no election needs to be provided. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the 60th day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Member is issued written notice of the amendment (deemed amendment) by us or the Plan Administrator.

SECTION 10.02 - DIRECT ROLLOVERS.

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

If Item Z(6)(a) is not selected, any part of a distribution made under Section
10.11 (or which is a small amounts payment made under Article VIII at complete termination of the Plan) which is an Eligible Rollover Distribution, which is equal to or more than $1,000, and for which the Distributee has not elected to either have such distribution paid to him or to an Eligible Retirement Plan shall be rolled over to an Individual Retirement Account (IRA) with an affiliate of Principal Life Insurance Company. Such amounts shall be initially invested in the Principal Investor Funds Money Market Fund. The Distributee shall have the option to change the investment after the IRA has been established.

If Item Z(6)(a) is not selected, any part of a distribution made under Section
10.11 (or which is a small amounts payment made under Article VIII at complete termination of the Plan) which is an Eligible Rollover Distribution, which is less than $1,000, and for which the Distributee has not elected to either have such distribution paid to him or to an Eligible Retirement Plan shall be paid to the Distributee.

If Item Z(6)(a) is selected, any distributions made under Section 10.11 (or which are small amounts payments made under Article VIII at complete termination of the Plan) which are Eligible Rollover

Distributions and for which the Distributee has not elected to either have such distribution paid to him or to an Eligible Retirement Plan shall be paid to the Distributee.

SECTION 10.03 - MERGERS AND DIRECT TRANSFERS.

The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Member in the Plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Member would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated). We may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. We shall not consent to, or be a party to a merger, consolidation, or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

Notwithstanding any provision of the Plan to the contrary, to the extent any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code
Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Member when the transfer is made, the Eligible Employee shall be deemed to be an Active Member only for the purpose of investment and distribution of the transferred assets. Our Contributions shall not be made for or allocated to the Eligible Employee and he may not make Member Contributions, until the time he meets all of the requirements to become an Active Member.

The Plan shall hold, administer, and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets.

Unless a transfer of assets to the Plan is an elective transfer, as described below, the Plan shall apply the optional forms of benefit protections described in Section 10.01 to all transferred assets.

A Member's protected benefits may be eliminated upon transfer between qualified defined contribution plans if the conditions in Q&A 3(b)(1) in section 1.411(d)-4 of the regulations are met. The transfer must meet all of the other applicable qualification requirements.

A Member's protected benefits may be eliminated upon transfer between qualified plans (both defined benefit and defined contribution) if the conditions in Q&A 3(c)(1) in section 1.411(d)-4 of the regulations are met. Beginning January 1, 2002, if the Member is eligible to receive an immediate distribution of his entire nonforfeitable accrued benefit in a single sum distribution that would consist entirely of an eligible rollover distribution under Code Section 401(a)(31), such transfer will be accomplished as a direct rollover under Code
Section 401(a)(31). The rules applicable to distributions under the plan would apply to the transfer, but the transfer would not be treated as a distribution for purposes of the minimum distribution requirements of Code Section 401(a)(9).

SECTION 10.04 - PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

The obligations of an Insurer shall be governed solely by the provisions of the Annuity Contract or Insurance Policy. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Annuity Contract or Insurance Policy. Each Annuity Contract and Insurance Policy when purchased will comply with the Plan. See Section 10.09.

Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee with regard to such investment contracts or securities.

Such Insurer, issuer, or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether we, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

Until notice of any amendment or termination of this Plan, or of a change in Trustee, has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 10.05 - EMPLOYMENT STATUS.

Nothing contained in this Plan gives any Employee the right to be retained in our employ or to interfere with our right to discharge any Employee.

SECTION 10.06 - RIGHTS TO PLAN ASSETS.

An Employee shall not have any right to or interest in any assets of the Plan upon termination of employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee according to the Plan provisions.

Any final payment or distribution to a Member or his legal representative or to any Beneficiaries, spouse, or Contingent Annuitant of such Member under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Insurer, the Trustee, and us arising under or by virtue of the Plan.

SECTION 10.07 - BENEFICIARY.

Each Member may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) which may arise out of his participation in the Plan. The Member may change his Beneficiary from time to time. If Item AA(1)(a) is selected, unless a qualified election has been made, for purposes of distributing any death benefits before the Member's Retirement Date, the Beneficiary of a Member who has a spouse shall be the Member's spouse. If Item AA(1)(a) is not selected, unless a qualified election has been made, for purposes of distributing any death benefits before the Member's Retirement Date, the Beneficiary of a Member who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Member's spouse. The Member's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of Section 6.03 or 6A.03, whichever applies. It is the responsibility of the Member to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

With our consent, the Plan Administrator may maintain records of Beneficiary designations for Members before their Retirement Dates. In that event, the written designations made by Members shall be filed with the Plan Administrator. If a Member dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Member.

If there is no Beneficiary named or surviving when a Member dies, the Member's Beneficiary shall be the Member's surviving spouse, or where there is no surviving spouse, the executor or administrator of the Member's estate.

SECTION 10.08 - NONALIENATION OF BENEFITS.

Benefits payable under the Plan are not subject to the claims of any creditor of any Member, Beneficiary, spouse, or Contingent Annuitant. A Member, Beneficiary, spouse, or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber, or assign such benefits except in the case of a loan as provided in Section 5.06. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered into before January 1, 1985. The preceding sentences shall not apply to any offset of a Member's benefits provided under the Plan against an amount the Member is required to pay the Plan with respect to a judgement, order, or decree issued, or a settlement entered into, on or after August 5, 1997, which meets the requirements of Code Sections 401(a)(13)(C) or (D).

SECTION 10.09 - CONSTRUCTION.

The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which we have our principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

In the event of any conflict between the provisions of the Plan and the terms of any Annuity Contract or Insurance Policy issued hereunder, the provisions of the Plan control.

SECTION 10.10 - LEGAL ACTIONS.

No person employed by us; no Member, former Member, or their Beneficiaries; nor any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 10.11 - SMALL AMOUNTS.

If consent of the Member is not required for a benefit which is immediately distributable in Plan Section 6.03 or 6A.03, whichever applies, a Member's entire Vested Account shall be paid in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason (the date we provide notice to the record keeper of the Plan of such event, if later). For purposes of this section, if the Member's Vested Account is zero, the Member shall be deemed to have received a distribution of such Vested Account. If a Member would have received a distribution under the first sentence of this paragraph but for the fact that the Member's consent was needed to distribute a benefit which is immediately distributable, and if at a later time consent would not be needed to distribute a benefit which is immediately distributable and such Member has not again become an Employee, such Vested Account shall be paid in a single sum. This is a small amounts payment.

If Item Z(4)(b) is selected, the Member shall not be treated as ceasing to be an Employee for any reason other than retirement or death before the period of time specified has elapsed, and no small amounts payment shall be made if he again becomes an Employee before such period of time has elapsed.

If a small amounts payment is made as of the date the Member dies, the small amounts payment shall be made to the Member's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amounts payment is made while the Member is living, the small amounts payment shall be made to the Member. The small amounts payment is in full settlement of all benefits otherwise payable.

No other small amounts payment shall be made.

SECTION 10.12 - WORD USAGE.

The masculine gender, where used in this Plan, shall include the feminine gender and singular words, as used in this Plan, may include the plural, unless the context indicates otherwise. The words "in writing" and "written," where used in this Plan, shall include any other forms (such as voice response or other electronic system) as permitted by any governmental agency to which the Plan is subject.

SECTION 10.13 - CHANGE IN SERVICE METHOD.

a) Change of Service Method Under This Plan. If this Plan is amended to change the method of crediting service from the elapsed time method to the hours method for any purpose under this Plan, the Employee's service shall be equal to the sum of (1), (2), and (3) below:

     1) The number of whole years of service credited to the Employee under the Plan as of the date the change is effective.

     2) One year of service for the applicable service period in which the change is effective if he is credited with the required number of Hours of Service. If we do not have sufficient records to determine the Employee's actual Hours of Service in that part of the service period before the effective date of the change, the Hours of Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour of Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours of Service.

     3) The Employee's service determined under this Plan using the hours method after the end of the service period in which the change in service method was effective.

     If this Plan is amended to change the method of crediting service from the hours method to the elapsed time method for any purpose under this Plan, the Employee's service shall be equal to the sum of (4), (5), and (6) below:

     4) The number of whole years of service credited to the Employee under the Plan as of the beginning of the service period in which the change in service method is effective.

     5) The greater of (i) the service that would be credited to the Employee for that entire service period using the elapsed time method or (ii) the service credited to him under the Plan as of the date the change is effective.

     6) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period in which the change in service method was effective.

b) Transfers Between Plans with Different Service Methods. If an Employee has been a member in another plan of ours which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (1), (2), and (3) below:

     1) The number of whole years of service credited to the Employee under the other plan as of the date he became an Eligible Employee under this Plan.

     2) One year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours of Service. If we do not have sufficient records to determine the Employee's actual Hours of Service in that part of the service period before the date he became an Eligible Employee, the Hours of Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour of Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours of Service.

     3) The Employee's service determined under this Plan using the hours method after the end of the service period in which he became an Eligible Employee.

     If an Employee has been a member in another plan of ours which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (4), (5), and (6) below:

     4) The number of whole years of service credited to the Employee under the other plan as of the beginning of the service period under that plan in which he became an Eligible Employee under this Plan.

     5) The greater of (i) the service that would be credited to the Employee for that entire service period using the elapsed time method or (ii) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

     6) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

If an Employee has been a member in a Controlled Group member's plan which credited service under a different method than is used in this Plan, in order to determine entry and vesting, the provisions in (b) above shall apply as though the Controlled Group member's plan were our plan.

Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

SECTION 10.14 - MILITARY SERVICE.

Notwithstanding any provision of this Plan to the contrary, the Plan shall provide contributions, benefits, and service credit with respect to qualified military service in accordance with Code Section 414(u). Loan repayments shall be suspended under this Plan as permitted under Code Section 414(u).

SECTION 10.15 - QUALIFICATION OF PLAN.

If the Plan is denied initial qualification upon timely application, it will be treated as void from the beginning. It will be terminated and all amounts contributed to the Plan, less expenses paid, shall be returned to us within one year after the date of denial. If amounts have been contributed by Employees, we shall refund to each Employee the amount made by him or, if less, the amount then in his Account resulting from such amounts. The Insurer and Trustee shall be discharged from all further obligations.

If the Plan fails to attain or retain qualification, it shall no longer participate in this prototype plan and shall be considered an individually designed plan.


ARTICLE XI
TOP-HEAVY PLAN REQUIREMENTS

SECTION 11.01 - APPLICATION.

The provisions of this article shall supersede all other provisions in the Plan to the contrary.

For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The terms we, us, and our, as they are used in this article, shall be deemed to include all members of the Controlled Group, unless the terms as used clearly indicate only the Employer is meant.

The accrued benefit or account of a member which results from deductible employee contributions shall not be included for any purpose under this article.

The minimum vesting and contribution provisions of Sections 11.03 and 11.04 shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including us, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives.

SECTION 11.02 - DEFINITIONS.

For purposes of this article, the following terms are defined:

AGGREGATION GROUP means:

a) each of our qualified plans in which a Key Employee is a member during the Plan Year containing the Determination Date (regardless of whether the plan has terminated) or one of the four preceding Plan Years,

b) each of our other qualified plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

c) any of our other qualified plans not included in (a) or (b) above which we desire to include as part of the Aggregation Group. Such a qualified plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b), and (c) above constitute the "permissive" Aggregation Group.

COMPENSATION means compensation as defined in Item S(2) for purposes of Section
3.06. For purposes of determining who is a Key Employee in years beginning before January 1, 1998, Compensation shall include, in addition to compensation as defined in Item S(2) for purposes of Section 3.06, elective contributions. Elective contributions are amounts excludible from the gross income of the Employee under Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan, or tax-sheltered annuity. Elective contributions also include amounts deferred under a Code
Section 457 plan maintained by us.

DETERMINATION DATE means as to any plan, for any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

KEY EMPLOYEE means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

a) an officer of ours if such individual's annual Compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

b) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in us if such individual's annual Compensation exceeds 100 percent of the dollar limitation under Code Section 415(c)(1)(A),

c)   a 5-percent owner of us, or

d)   a 1-percent owner of us who has annual Compensation of more than $150,000.

The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

The determination of who is a Key Employee shall be made according to Code
Section 416(i)(1) and the regulations thereunder.

NON-KEY EMPLOYEE means any Employee who is not a Key Employee.

PRESENT VALUE means the present value of a member's accrued benefit under a defined benefit plan based only on the interest and mortality rates specified in Item S(6) of the Adoption Agreement - Standard or Item S(7) of the Adoption Agreement - Nonstandard.

TOP-HEAVY PLAN means a plan which is top-heavy for any plan year beginning after December 31, 1983. This Plan shall be top-heavy if any of the following conditions exist:

a) The Top-heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

b) This Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

c) This Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

TOP-HEAVY RATIO means:

a) If we maintain one or more defined contribution plans (including any simplified employee pension plan) and we have not maintained any defined benefit plan which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

b) If we maintain one or more defined contribution plans (including any simplified employee pension plan) and we maintain or have maintained one or more defined benefit plans which during the five- year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for the required or permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans of all Key Employees determined in accordance with (a) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all members, determined in accordance with (a) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all members as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a member (i) who is not a Key Employee but who was a Key Employee in a prior year or (ii) who has not been credited with at least one hour of service with any employer maintaining the plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code
     Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     The accrued benefit of a member other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by us, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

SECTION 11.03 - MODIFICATION OF VESTING REQUIREMENTS.

If a Member's Vesting Percentage is determined under the vesting schedule selected in Item V(2), and such Vesting Percentage is not as great as the Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any

Plan Year in which the Plan is a Top-heavy Plan, the Member's Vesting Percentage shall be the greater of the Vesting Percentage determined under the schedule selected in Item V(2) or,

a) if the vesting schedule selected in Item V(2) provides for partial vesting between 0% and 100%, the schedule below.

                                VESTING SERVICE          VESTING
                                 (whole years)          PERCENTAGE
                                   Less than 2                 0
                                        2                     20
                                        3                     40
                                        4                     60
                                        5                     80
                                    6 or more                100


b) if the vesting schedule selected in Item V(2) provides for only 0% or 100% vesting, the schedule below.


                                VESTING SERVICE         VESTING
                                 (whole years)         PERCENTAGE
                                   Less than 3                 0
                                    3 or more                100


The applicable schedule above shall not apply to Members who are not credited with an Hour of Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to the portion of the Member's Account which is multiplied by a Vesting Percentage to determine his Vested Account, including benefits accrued before the effective date of Code Section 416 and benefits accrued before this Plan became a Top-heavy Plan.

If, in a later Plan Year, this Plan is not a Top-heavy Plan, a Member's Vesting Percentage shall be determined according to the provisions of Item V. A Member's Vesting Percentage determined under either Item V or the applicable schedule above shall never be reduced and the election procedures of Section 10.01 shall apply when changing to or from the above schedule as though the automatic change were the result of an amendment.

The part of the Member's Vested Account resulting from the minimum contributions required pursuant to Section 11.04 (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or (D).

SECTION 11.04 - MODIFICATION OF CONTRIBUTIONS.

During any Plan Year in which this Plan is a Top-heavy Plan, we shall make a minimum contribution as of the last day of the Plan Year for each Non-key Employee who is an Employee on the last day of the Plan Year and who was an Active Member at any time during the Plan Year. A Non-key Employee is not required to have a minimum number of Hours of Service or minimum amount of Compensation in order to be entitled to this minimum. A Non-key Employee who fails to be an Active Member merely because his Compensation is less than a stated amount or merely because of a failure to make mandatory member contributions or, in the case of a cash or deferred arrangement, elective contributions shall be treated as if he were an Active Member. The minimum is the lesser of (a) or (b) below:

a)   3 percent of such person's Compensation for such Plan Year.

b) The "highest percentage" of Compensation for such Plan Year at which our Contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing our Contributions made for or allocated to each Key Employee during the Plan Year by the amount of his Compensation for such Plan Year, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all our defined contribution plans within the Aggregation Group shall be treated as one plan. The minimum shall be the amount in (a) above if this Plan and a defined benefit plan of ours are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410.

For purposes of (a) and (b) above, Compensation shall be limited by Code Section 401(a)(17).

If our contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution shall be required. If our total contributions and allocations are less than the minimum above, we shall contribute the difference for the Plan Year.

The minimum contribution applies to all of our defined contribution plans in the aggregate which are Top-heavy Plans. A minimum contribution under a profit sharing plan shall be made without regard to whether or not we have profits.

To the extent a member covered under this Plan can be covered under any other plan or plans of ours, we may provide in Item S(5) of the Adoption Agreement - Standard or S(6) of the Adoption Agreement - Nonstandard that the minimum contribution or benefit requirement applicable to Top- heavy Plans shall be made in only one of the plans.

For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required.

The requirements of this section shall be met without regard to any Social Security contribution.

SECTION 11.05 - MODIFICATION OF CONTRIBUTION LIMITATION.

If the provisions of subparagraph (m) of Section 3.06 are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the contribution limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in Section 3.06 shall be modified by substituting "100 percent" in lieu of "125 percent." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in Section 3.06 and shall be made with respect to the last Plan Year beginning before January 1, 1984.

The modifications in the paragraph above shall not apply with respect to a Member so long as employer contributions, forfeitures, or nondeductible employee contributions are not credited to his account under this or any of our other defined contribution plans and benefits do not accrue for such Member under our defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

The modification of the contribution limitation shall not apply if both of the following requirements are met:

a) This Plan would not be a Top-heavy Plan if "90 percent" were substituted for "60 percent" in the definition of Top-heavy Plan.

b) A Non-key Employee who is covered only under a defined benefit plan of ours, accrues a minimum benefit on, or adjusted to, a straight life basis equal to the lesser of (i) 3 percent of his average compensation multiplied by his years of service or (ii) 30 percent of his average compensation. Average compensation and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

     The account of a Non-key Employee who is covered only under one or more defined contribution plans of ours, is credited with a minimum employer contribution under such plan(s) equal to 4 percent of the person's Compensation for each plan year in which the plan is a Top-heavy Plan.

     If a Non-key Employee is covered under both defined contribution and defined benefit plans of ours, (i) a minimum accrued benefit for such person equal to the amount determined above for a person who is covered only under a defined benefit plan is accrued in the defined benefit plan(s) or (ii) a minimum contribution equal to 7.5 percent of the person's Compensation for a plan year in which the plans are Top-heavy Plans will be credited to his account under the defined contribution plans.

If a member can be covered under this Plan and a defined benefit plan of ours, we may provide in Item S(5) of the Adoption Agreement - Standard or S(6) of the Adoption Agreement - Nonstandard for an increased minimum contribution or benefit so that the modification of the contribution limitation provided in this section shall not apply.

This section shall cease to apply effective as of the first Limitation Year beginning on or after January 1, 2000.

               UNILATERAL GOOD FAITH COMPLIANCE AMENDMENT FOR THE
       ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (EGTRRA)


Principal Life Insurance Company hereby amends the following prototype plans and by such amendment, amends each retirement plan set forth on any such prototype by an adopting employer.

The Principal Financial Group Prototype for Savings Plans:

With an approval date of October 26, 1992

Plus              Letter Serial No.: D347609B     Plan No.: 001     Basic Plan No.: 03
Standardized      Letter Serial No.: D247610B     Plan No.: 002     Basic Plan No.: 03
With an approval date of August 7, 2001 (GUST proto)
Nonstandardized   Letter Serial No.: K305394a     Plan No.: 001     Basic Plan No.: 02
Standardized      Letter Serial No.: K205395a     Plan No.: 002     Basic Plan No.: 02

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

ELECTIVE DEFERRALS - CONTRIBUTION LIMITATION

No Member shall be permitted to have Elective Deferral Contributions, as defined in Section 3.07, made under this Plan, or any other qualified plan maintained by us, during any taxable year in excess of the dollar limitation contained in Code
Section 402(g) in effect for such taxable year, except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable.

MAXIMUM SALARY REDUCTION CONTRIBUTIONS - 401(k) SIMPLE

Except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable, the maximum salary reduction contribution that can be made to this Plan is the amount determined under Code Section 408(p)(2)(A)(ii) for the calendar year.

INCREASE IN COMPENSATION LIMIT

For Plan Years beginning on and after January 1, 2002, the annual Pay of each Member taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

If Pay for any prior determination period is taken into account in determining a Member's contributions or benefits for the current Plan Year, the Pay for such prior determination period is subject to the applicable annual pay limit in effect for that determination period. For this purpose, in determining contributions or benefits in Plan Years beginning on or after January 1, 2002, the annual Pay limit in effect for determination periods beginning before that date is $200,000.

LIMITATIONS ON CONTRIBUTIONS

EFFECTIVE DATE. This section shall be effective for Limitation Years beginning after December 31, 2001.

MAXIMUM ANNUAL ADDITION. Except to the extent permitted in the Catch-up Contributions section of this amendment that provides for catch-up contributions under EGTRRA section 631 and Code Section 414(v), if applicable, the Annual Addition that may be contributed or allocated to a Member's Account under the Plan for any Limitation Year shall not exceed the lesser of:

a) $40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

b)   100 percent of the Member's Compensation, for the Limitation Year.

The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition.

ELECTIVE DEFERRAL LIMITS. The Elective Deferral Contributions item in the Adoption Agreement is amended to allow a Member to defer more than 20% of Pay for the Plan Year.

OTHER LIMITS. The Contribution Modifications item in the Adoption Agreement is amended to allow a percentage greater than 25%.


CATCH-UP CONTRIBUTIONS

EFFECTIVE DATE. This section shall apply to Contributions received after December 31, 2001.

CATCH-UP CONTRIBUTIONS. If elected by the Employer in the Adoption Agreement, all employees who are eligible to make Elective Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416,
as applicable, by reason of the making of such catch-up contributions.

The Elective Deferral Contributions item in the Adoption Agreement is amended to add the following choices:

a) The provisions allowing Catch-up Contributions shall apply to Contributions received after December 31, 2001.

b) The provisions allowing Catch-up Contributions shall apply to Contributions received after ___________________________, ___________. (Must be later than
December 31, 2001.)

c) Catch-up Contributions are not permitted.

MODIFICATION OF TOP-HEAVY RULES

EFFECTIVE DATE. This section shall apply for purposes of determining whether the Plan is a Top-heavy Plan for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This section amends Article X (Article XI GUST proto) of the Plan.

DETERMINATION OF TOP-HEAVY STATUS.

KEY EMPLOYEE means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

a) an officer of ours if such individual's annual Compensation is more than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002),

b) a 5-percent owner of us, or

c) a 1-percent owner of us who has annual Compensation of more than $150,000.

The determination period is the Plan Year containing the Determination Date.

The determination of who is a Key Employee shall be made according to Code
Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

DETERMINATION OF PRESENT VALUES AND AMOUNTS. This section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

DISTRIBUTIONS DURING YEAR ENDING ON THE DETERMINATION DATE. The present values of accrued benefits and the amounts of account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code
Section 416(g)(2) during the one-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "five-year period" for "one-year period."

EMPLOYEES NOT PERFORMING SERVICES DURING YEAR ENDING ON THE DETERMINATION DATE. The accrued benefits and accounts of any individual who has not performed services for us during the one-year period ending on the Determination Date shall not be taken into account.

MINIMUM BENEFITS.

MATCHING CONTRIBUTIONS. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code
Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

CONTRIBUTIONS UNDER OTHER PLANS. We may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met).


MODIFICATION OF TOP-HEAVY RULES - 401(k) SAFE HARBOR

The top-heavy requirements of Code Section 416 and Article X (Article XI GUST proto) of the Plan shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met.


VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

APPLICABILITY. This section shall apply to Members with accrued benefits derived from Matching Contributions who complete an hour of service under the Plan in a Plan Year beginning after December 31, 2001.

VESTING SCHEDULE. If the vesting schedule selected in Item U(2) (Item V(2) of the GUST proto) applies to Matching Contributions and does not provide for a vesting schedule that is at least as fast as either the 3-year cliff or the 6-year graded vesting schedule required by EGTRRA, the vesting schedule for Matching Contributions shall be based on the following:


                Current Vesting Schedule for           EGTRRA Vesting Schedule for
                  Matching Contributions                 Matching Contributions
                    7-year graded                          6-year graded
less than 1            0                                      0
1                      0                                      0
2                      0                                      20
3                      20                                     40
4                      40                                     60
5                      60                                     80
6                      80                                     100
7                      100



                 Current Vesting Schedule for       EGTRRA Vesting Schedule for
                  Matching Contributions              Matching Contributions
                    5-year cliff                           3-year cliff
less than 1            0                                      0
1                      0                                      0
2                      0                                      0
3                      0                                      100
4                      0
5                      100


              Current Vesting Schedule For              EGTRRA Vesting Schedule For
                 Matching Contributions                   Matching Contributions
                       4-year cliff                                3-year cliff
less than 1             0                                              0
 1                      0                                              0
 2                      0                                              0
 3                      0                                              100
 4                      100


If the current vesting schedule for Matching Contributions provides for partial vesting between 0% and 100% (other than a 7-year graded vesting schedule), a blended schedule shall apply which would provide the better of the current vesting schedule or the 6-year graded vesting schedule for each year of service.


ROLLOVERS FROM OTHER PLANS

If Rollover Contributions are allowed, the Plan will accept Member Rollover Contributions and/or direct rollovers of distributions made after December 31, 2001 from the types of plans specified below beginning January 1, 2002.

DIRECT ROLLOVERS

The Plan will accept a direct rollover of an Eligible Rollover Distribution from:

a) a qualified plan described in Code Section 401(a) or 403(a), including after-tax employee contributions.

b) an annuity contract described in Code Section 403(b), excluding after-tax employee contributions.

c) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

MEMBER ROLLOVER CONTRIBUTIONS FROM OTHER PLANS

The Plan will accept a Member contribution of an Eligible Rollover Distribution from:

a) a qualified plan described in Code Section 401(a) or 403(a).

b) an annuity contract described in Code Section 403(b).

c) an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

MEMBER ROLLOVER CONTRIBUTIONS FROM IRAS

The Plan will accept a Member Rollover Contribution of the portion of a distribution from an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b) that is eligible to be rolled over and would otherwise be includible in gross income.

DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

EFFECTIVE DATE. This section shall apply to distributions made after December 31, 2001.

MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN. For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, an Eligible Retirement Plan shall also mean an annuity contract described in Code
Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
Section 414(p).

MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO EXCLUDE HARDSHIP DISTRIBUTIONS. For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the Distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. For purposes of the direct rollover provisions in Section 9.01A (10.02 GUST proto) of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or individual retirement annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code
Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

REPEAL OF MULTIPLE USE TEST

The multiple use test described in Treasury Regulation section 1.401(m)-2 and
Section 3.07 of the Plan shall not apply for Plan Years beginning after December 31, 2001.

SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

A Member who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and member contributions under this and all other plans of ours for six months after receipt of the distribution. A Member who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and member contributions under this and all other plans of ours for six months after receipt of the distribution or until January 1, 2002, if later.

DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

EFFECTIVE DATE. This section shall apply for distributions due to severance from employment occurring after December 31, 2001 and distributions that are processed after December 31, 2001 regardless of when the severance from employment occurred.

NEW DISTRIBUTABLE EVENT - DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT. A Member's Elective Deferral Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, and earnings attributable to these Contributions shall be distributed on account of the Member's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.


PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any shareholder-employee or Owner-employee shall cease to apply.




Executed by Principal Life Insurance Company on November 26, 2001

by /s/ James J. Lang
   -----------------------------
      Officer

                 GOOD FAITH COMPLIANCE AMENDMENT TO COMPLY WITH
          SECTION 414(v) OF THE INTERNAL REVENUE CODE AS AMENDED BY THE
       ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (EGTRRA)

This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment.


Plan Name Wilmington Trust Thrift Savings Plan
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

The Plan named above gives the Employer the right to amend the provisions of the Adoption Agreement at any time. According to that right, the plan is amended as follows:

CATCH-UP CONTRIBUTIONS. Catch-up Contributions are permitted for Contributions received after December 31, 2001, unless otherwise specified in (a) or (b) below.

a) [X] The provisions allowing Catch-up Contributions shall apply to Contributions received after December 31, 2001.

b) [ ] The provisions allowing Catch-up Contributions shall apply to Contributions after (Must be later than December 31, 2001.)

c) [ ] Catch-up Contributions are not permitted.



Signed this  February 6, 2002
            ----------------------------------


                                                  By  /s/ Michael A. DiGregorio
                                                     ---------------------------

                                                   Vice President
                                                  ------------------------------
                                                              Title






Subtype 101006 414(v) - 1



                                              Annuity Contract No. GA
                                                                      ----------